As filed with the Securities and Exchange Commission on November 21, 2012
File Nos. 333–16093
811–07923

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N–1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post–Effective Amendment No. 54
and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 55

CNI CHARTER FUNDS
(Exact Name of Registrant as Specified in its Charter)

400 North Roxbury Drive
Beverly Hills, California 90210
(Address of Principal Executive Office)

(800) 708-8881
(Registrant’s Telephone Number, Including Area Code)

William J. Souza, Esq.
400 North Roxbury Drive
Beverly Hills, California 90210
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:
[ ]	immediately upon filing pursuant to Rule 485(b)
[ ]	on December 19, 2011, pursuant to Rule 485(b)
[ ]	60 days after filing pursuant to Rule 485(a)(1)
[X]	75 days after filing pursuant to Rule 485(a)(2)
[ ]	on ___________ pursuant to Rule 485(a)(1)

Please Send Copy of Communications to:

MICHAEL GLAZER
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071-3106

CNI CHARTER FUNDS

Prospectus Dated __________________

DIVIDEND & INCOME FUND
Class N (_____)

INTERMEDIATE FIXED INCOME FUND
Class N (_____)

FIXED INCOME OPPORTUNITIES FUND
Class N (_____)

EMERGING MARKETS FUND
Class N (_____)

The Securities and Exchange Commission the (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

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Mutual fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other governmental agency.  Mutual fund shares are not bank deposits, nor are they obligations of, or issued, endorsed or guaranteed by, City National Bank.  Investing in mutual funds involves risks, including possible loss of principal.

The Funds’ Statement of Additional Information (the “SAI”) has more detailed information on all subjects covered in this Prospectus. Investors seeking more in-depth explanations of the Funds should request the SAI and review it before purchasing shares.

SUMMARIES

Dividend & Income Fund

INVESTMENT GOAL
The Dividend & Income Fund seeks to provide significant income and, as a secondary focus, long-term capital appreciation.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses you may pay if you buy and hold shares of the Dividend & Income Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.50%
Distribution (12b-1) Fees		0.25%
Other Expenses (1)
Shareholder Servicing Fee	0.25%
Other Fund Expenses	0.11%
Total Other Expenses		0.36%
Acquired Fund Fees and Expenses		0.01%
Total Annual Fund Operating Expenses		1.12%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Dividend & Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$114	$356	$617	$1,363

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During its most recent fiscal year, the portfolio turnover rate of the Predecessor Fund (as defined below) was 20.60% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Dividend & Income Fund invests primarily in income-generating securities, principally comprised of dividend-paying equity securities.  Generally, the Fund invests at least 50% of its assets in dividend-paying equity securities, consisting of common stocks, preferred stocks, convertible securities and real estate investment trusts (“REITs”).  The Fund may invest in securities of companies of any market capitalization.  The Fund’s equity investments consist primarily of securities of U.S. companies.

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In selecting the Fund’s equity securities, Rochdale Investment Management LLC (the “Adviser”), the Fund’s investment adviser, seeks companies that pay above-average, stable dividend yields and have the ability to grow yields over time.  The Fund may continue to own a security as long as the dividend or interest yields satisfy the Fund’s objectives, the credit quality meets the Adviser’s fundamental criteria, and the Adviser believes the valuation is attractive and industry trends remain favorable.

PRINCIPAL RISKS OF INVESTING IN THE FUND
As with any mutual fund, there are risks to investing. Neither the Dividend & Income Fund nor the Adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

•
General Market Risk -- The market value of a security may move up and down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole.

•
Market Risk of Equity Securities – By investing directly or indirectly in stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market. In addition, the Fund’s principal market segment may underperform other segments or the market as a whole. The value of your investment in the Fund will fluctuate daily and cyclically based on movements in the stock market and the activities of individual companies in the Fund’s portfolio.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of the issuer may be limited.

•
Management Risk -- The Fund’s performance depends on the portfolio managers’ skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

•
Real Estate Investment Trusts (“REITs”) Risk-- REITs’ share prices may decline because of adverse developments affecting the real estate industry, including changes in interest rates.  The returns from REITs may trail returns of the overall market.  Additionally, it is possible that a REIT will fail to qualify for favorable tax treatment.

•
Small and Medium-Size Company Risk – Investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established companies, such as limited product lines, markets and financial or managerial resources. The securities of smaller capitalized companies may have greater price volatility and less liquidity than the securities of larger capitalized companies.  The Fund may hold a significant percentage of a company’s outstanding shares and may have to sell them at a discount from quoted prices.

•	Dividend Tax Treatment Risk – There may be a significant change in legislation or policy affecting taxation on dividends, which may affect the performance of the Fund.

•
Defensive Instrument Risk – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

An investment in the Fund is not a deposit of City National Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE
The Rochdale Dividend & Income Portfolio commenced operations on ___________, as a series of Rochdale Investment Trust, a Delaware statutory trust (the "Predecessor Fund"). On ___________, the Predecessor Fund is expected to reorganize into the Dividend & Income Fund, a newly formed series of CNI Charter Funds. The Dividend & Income Fund has adopted an investment objective and investment strategies and policies identical to those of the Predecessor Fund.

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Dividend & Income Fund by showing the changes in the Predecessor Fund's performance for the indicated periods. Of course, the Predecessor Fund's past performance does not necessarily indicate how the Dividend & Income Fund will perform in the future.

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In the bar chart and the performance table, the performance results are for the Predecessor Fund.  Class N shares of the Dividend & Income Fund and the Predecessor Fund shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. Unless otherwise indicated, the bar chart and the performance table assume reinvestment of dividends and distributions.

This bar chart shows the performance of the Predecessor Fund based on a calendar year.

*Prior to June 27, 2003, the Predecessor Fund operated as the Rochdale Alpha Portfolio, with a different investment strategy.

	Quarterly Return	Quarter Ended
Highest	21.25%	6/30/2001
Lowest	-23.63%	9/30/2001

Average Annual Total Returns (for the periods ended December 31, 2011)
	1 Year	5 Years	10 Years
Predecessor Fund(1)
Return Before Taxes	9.02%	3.33%	4.31%
Return After Taxes on Distributions	7.59%	1.92%	3.38%
Return After Taxes on Distributions and Sale of Fund Shares	5.83%	2.04%	3.27%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%
Dow Jones Select Dividend Index (reflects no deduction for fees, expenses or taxes)	12.42%	-0.66%	5.90%

(1)	Prior to June 27, 2003, the Predecessor Fund operated as the Rochdale Alpha Portfolio, with a different investment objective and an aggressive mid- and small-cap strategy.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  The “Return After Taxes on Distributions and Sale of Fund Shares” takes into account the gain or loss that would be realized upon a redemption of fund shares, assumes that such gain or loss would be recognized as a capital gain or loss, and assumes that the investor would be able to utilize any such capital loss to offset capital gains.

INVESTMENT MANAGER
Rochdale Investment Management LLC

PORTFOLIO MANAGERS
David J. Abella, a Senior Equity Analyst with the Adviser, has served as the portfolio manager for the Fund and the Predecessor Fund since 2003.

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PURCHASE AND SALE OF FUND SHARES
Shares of the Dividend & Income Fund may be purchased, redeemed or exchanged through the Fund’s transfer agent or through an approved broker-dealer or other financial institution (each an “Authorized Institution”). There are no minimum purchase or minimum shareholder account balance requirements for Class N shares of the Fund; however, you will have to comply with any purchase and account balance minimums of your Authorized Institution. The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Dividend & Income Fund are redeemable.  Contact the Fund’s transfer agent at 1-866-209-1967 or your Authorized Institution for instructions on how you may redeem or exchange shares of the Fund. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION
The Dividend & Income Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Dividend & Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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Intermediate Fixed Income Fund

INVESTMENT GOAL
The Intermediate Fixed Income Fund seeks current income and, to the extent consistent with this goal, capital appreciation.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Intermediate Fixed Income Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.40%
Distribution (12b-1) Fees		0.25%
Other Expenses (1)
Shareholder Servicing Fee	0.25%
Other Fund Expenses	0.11%
Total Other Expenses		0.36%
Total Annual Fund Operating Expenses		1.01%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Intermediate Fixed Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$322	$558	$1,236

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During its most recent fiscal year, the portfolio turnover rate of the Predecessor Fund (as defined below) was 58.40% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
Under normal conditions, the Intermediate Fixed Income Fund invests at least 80% of its net assets (including borrowings for investment purposes) in fixed income securities.  The Fund’s investments in fixed income securities consist primarily of corporate debt obligations, debt obligations of the U.S. Government and its agencies, bank obligations, commercial paper, repurchase agreements and Eurodollar obligations.  In investing its assets the Fund seeks to purchase debt obligations of corporate and government issuers that provide an attractive rate of current income or provide for an attractive return based on the maturity, duration, and credit quality of the issuer relative to comparable issuers.  The Fund also invests in bank loans and in asset-backed securities.  The Fund may invest more than 7.5% of its assets in obligations of the U.S. Government or any one of its agencies or of any corporate issuer,

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provided that the issuer has been rated at least an investment grade of A by S&P Ratings Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”).

Under normal market conditions, the Fund’s assets will principally be invested in investment grade fixed-income securities (i.e., obligations rated BBB or better by S&P or Baa or better by Moody’s, or if unrated, determined by Rochdale Investment Management LLC (the “Adviser”), the Fund’s investment adviser, to be of equal quality).  The Fund seeks to have an average portfolio maturity and duration between three and ten years, as such debt obligations generally pay a higher rate of current income than shorter maturity debt obligations.

The Fund generally purchases debt instruments with the intention of holding them to maturity and does not expect to meaningfully shift its holdings in anticipation of interest rate movements.  The Fund may continue to own a security as long as the dividend or interest yields satisfy the Fund’s objectives, the credit quality meets the Adviser’s fundamental criteria, valuation is attractive, and industry trends remain favorable.

PRINCIPAL RISKS OF INVESTING IN THE FUND
As with any mutual fund, there are risks to investing. Neither the Intermediate Fixed Income Fund nor the Adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

•
General Market Risk -- The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole.

•
Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.  The duration of fixed income securities affects risk as well, with longer term securities generally more volatile than shorter term securities.

•
Management Risk -- The Fund’s performance depends on the portfolio managers’ skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

•
Credit Risk – Changes in the credit quality rating of a security or changes in an issuer’s financial condition can affect the Fund. A default on a security held by the Fund could cause the value of your investment in the Fund to decline. Investments in bank loans and lower rated debt securities involve higher credit risks.  There is a relatively higher risk that the issuer of such loans or debt securities will fail to make timely payments of interest or principal, or go bankrupt. Credit risk may be high for the Fund because it invests in junk bonds and lower rated investment quality fixed income securities.

•
Liquidity Risk – Bank loans, high yield bonds, floating rate securities and lower rated securities may experience illiquidity, particularly during certain periods of financial or economic distress, causing the value of the Fund’s investments to decline. It may be more difficult for the Fund to sell its investments when illiquid or the Fund may receive less than it expects to receive if the security were sold.  Additionally, one or more of the instruments in which the Fund invests may be permanently illiquid in nature and market prices for these instruments are unlikely to be readily available at any time. In the absence of readily available market prices or, as is expected to be the case for certain illiquid asset-backed investments, the absence of any pricing service or observable pricing inputs, the valuation process will depend on the evaluation of factors such as prevailing interest rates, creditworthiness of the issuer, the relative value of the cash flows represented by the underlying assets and other factors.  The resulting values, although arrived upon through a good faith process, may be inaccurate and may affect the Fund’s net asset value.

•
Defensive Instrument Risk – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

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An investment in the Fund is not a deposit of City National Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE
The Rochdale Intermediate Fixed Income Portfolio commenced operations on ___________, as a series of Rochdale Investment Trust, a Delaware statutory trust (the "Predecessor Fund"). On ___________, the Predecessor Fund is expected to reorganize into the Intermediate Fixed Income Fund, a newly formed series of CNI Charter Funds. The Intermediate Fixed Income Fund has adopted an investment objective and investment strategies and policies identical to those of the Predecessor Fund.

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Intermediate Fixed Income Fund by showing the changes in the Predecessor Fund's performance for the indicated periods. Of course, the Predecessor Fund's past performance does not necessarily indicate how the Intermediate Fixed Income Fund will perform in the future.

In the bar chart and the performance table, the performance results are for the Predecessor Fund.  Class N shares of the Intermediate Fixed Income Fund and the Predecessor Fund shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. Unless otherwise indicated, the bar chart and the performance table assume reinvestment of dividends and distributions.

This bar chart shows the performance of the Predecessor Fund based on a calendar year.

	Quarterly Return	Quarter Ended
Highest	4.68%	3/31/2001
Lowest	-4.07%	9/30/2008

Average Annual Total Returns (for the periods ended December 31, 2011)
	1 Year	5 Years	Ten Years
Predecessor Fund
Return Before Taxes	2.88%	3.85%	4.24%
Return After Taxes on Distributions	1.60%	2.39%	2.63%
Return After Taxes on Distributions and Sale of Fund Shares	1.90%	2.44%	2.69%
Barclays Capital Intermediate U.S. Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	5.80%	5.88%	5.20%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  The “Return After Taxes on Distributions and Sale of

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Fund Shares” takes into account the gain or loss that would be realized upon a redemption of fund shares, assumes that such gain or loss would be recognized as a capital gain or loss, and assumes that the investor would be able to utilize any such capital loss to offset capital gains.

INVESTMENT MANAGER
Rochdale Investment Management LLC

PORTFOLIO MANAGERS
Carl Acebes, the Adviser’s Chairman, and Garrett R. D’Alessandro, the Adviser’s President and Chief Executive Officer, have served as portfolio managers for the Fund and the Predecessor Fund since the inception of the Predecessor Fund in 1999.

PURCHASE AND SALE OF FUND SHARES
Shares of the Intermediate Fixed Income Fund may be purchased, redeemed or exchanged through the Fund’s transfer agent or through an approved broker-dealer or other financial institution (each an “Authorized Institution”). There are no minimum purchase or minimum shareholder account balance requirements for Class N shares of the Fund; however, you will have to comply with any purchase and account balance minimums of your Authorized Institution. The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Intermediate Fixed Income Fund are redeemable.  Contact the Fund’s transfer agent at 1-866-209-1967 or your Authorized Institution for instructions on how you may redeem or exchange shares of the Fund. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION
The Intermediate Fixed Income Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Intermediate Fixed Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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Fixed Income Opportunities Fund

INVESTMENT GOAL
The Fixed Income Opportunities Fund seeks a high level of current income.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses you may pay if you buy and hold shares of the Dividend & Income Fund. You pay no sales charges or transaction fees for buying or selling shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.50%
Distribution (12b-1) Fees		0.25%
Other Expenses (1)
Shareholder Servicing Fee	0.25%
Other Fund Expenses	0.11%
Total Other Expenses		0.36%
Acquired Fund Fees and Expenses		0.03%
Total Annual Fund Operating Expenses		1.14%

(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fixed Income Opportunities Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$116	$362	$628	$1,386

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During its most recent fiscal year, the portfolio turnover rate of the Predecessor Fund (as defined below) was 59.65% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
Under normal conditions, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in fixed income securities (including cash and cash equivalents).  The Fund seeks to invest its net assets across a spectrum of income yielding securities and primarily focuses on investments in high yield bonds (commonly known as “junk” bonds) issued by corporate and municipal issuers, in fixed and floating rate loans made to U.S. and foreign borrowers, and in domestic and foreign corporate bonds consisting primarily of convertible bonds, asset backed securities, bank loans and alternative fixed income securities or “hybrid instruments.”  Some of these instruments are considered derivative investments.  The Fund may also invest in swap agreements in an effort to achieve the Fund’s objective to provide exposure to the fixed income market pending direct investment or for hedging purposes.  The Fund’s foreign investments include those in emerging market countries.

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The Fund also invests in other income-producing securities comprised primarily of preferred stocks, high dividend paying stocks, securities issued by other investment companies (including exchange traded funds (“ETFs”) and money market funds), and money market instruments.  Up to 100% of the Fund’s assets may be held in instruments that are rated below investment grade by either by S&P Ratings Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) or in unrated securities determined by Rochdale Investment Management, LLC (the “Adviser”), the Fund’s investment adviser, to be of equal quality.  The Fund may invest in income producing securities and other instruments without regard to the maturity of any instrument or the average maturity or duration of the Fund as a whole.

In selecting the Fund’s investments, the Adviser or the relevant sub-adviser analyzes an issuer’s financial condition, business product strength, competitive position and management experience, among other things. The Fund may continue to own a security as long as the dividend or interest yields satisfy the Fund’s objective, the credit quality meets the Adviser’s or sub-adviser’s fundamental criteria and the Adviser or sub-adviser believes the valuation is attractive and industry trends remain favorable.

PRINCIPAL RISKS OF INVESTING IN THE FUND
As with any mutual fund, there are risks to investing. Neither the Fixed Income Opportunities Fund nor the Adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

•
General Market Risk -- The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole.

•
Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.  The duration of fixed income securities affects risk as well, with longer term securities generally more volatile than shorter term securities.

•
Management Risk -- The Fund’s performance depends on the portfolio managers’ skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

•	Sub-Adviser Allocation – The Fund’s performance is affected by the Adviser’s decisions concerning how much of the Fund’s portfolio to allocate for management by each of the Fund’s sub-advisers.

•
Credit Risk – Changes in the credit quality rating of a security or changes in an issuer’s financial condition can affect the Fund. A default on a security held by the Fund could cause the value of your investment in the Fund to decline. Investments in bank loans and lower rated debt securities involve higher credit risks.  There is a relatively higher risk that the issuer of such loans or debt securities will fail to make timely payments of interest or principal, or go bankrupt. Credit risk may be high for the Fund because it invests in lower rated investment quality fixed income securities.

•
Liquidity Risk – Bank loans, high yield bonds, floating rate securities and lower rated securities may experience illiquidity, particularly during certain periods of financial or economic distress, causing the value of the investments to decline. It may be more difficult for the Fund to sell the investments when illiquid or the Fund may receive less than it expects to receive if the security were sold.  Additionally, one or more of the instruments in which the Fund invests may be permanently illiquid in nature and market prices for these instruments are unlikely to be readily available at any time. In the absence of readily available market prices or, as is expected to be the case for certain illiquid asset-backed investments, the absence of any pricing service or observable pricing inputs, the valuation process will depend on the evaluation of factors such as prevailing interest rates, creditworthiness of the issuer, the relative value of the cash flows represented by the underlying assets and other factors.  The resulting values, although arrived upon through a good faith process, may be inaccurate and may affect the Fund’s net asset value.

•
Swap Risk – The Fund’s investment in swaps may heighten the risks associated with the Fund as swaps may result in risk of losses that exceed the amount invested.  Investments in swaps may also expose the Fund to

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additional volatility as well as additional risks, including valuation and tax issues, illiquidity issues, increased potential for costs to the Fund, and a potential reduction in gains to the Fund.  Additionally, swaps include the risk of default by the counterparty which would result in losses to the Fund.

•
Foreign Securities Risk – Foreign investments tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities (e.g., changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income).  There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

•
Emerging Markets Risk – Risks associated with foreign investments may be intensified in the case of investments in emerging market countries, the political, legal and economic systems of which are less developed and less stable than those of more developed nations.  Emerging markets may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Fund’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Such investments are often less liquid and/or more volatile than securities issued by companies located in developed nations, such as the United States, Canada and those included in the MSCI EAFE® Index.  Emerging market securities are subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time.

•
Financial Industry Risk – The Fund invests in obligations of financial services firms, including those of banks. Changes in economic conditions and government regulations can significantly affect these issuers.

•	Volatility Risk – Because of the speculative nature of the income securities in which the Fund invests, the Fund may fluctuate in price more than other bond and income funds.

•
High Yield (“Junk”) Bond Risk – High yield bonds involve greater risks of default, downgrade, or price declines and are more volatile than investment grade securities. Issuers of high yield bonds may be more susceptible than other issuers to economic downturns and are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security.

•
Bank Loan Risk – Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions.  As a result bank loans may have relatively less liquidity than other types of fixed income assets, and the Fund may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments.

•
Risk of Investing in Other Investment Companies –  As with other investments, investments in other investment companies, including ETFs, are subject to market and management risk.  In addition, if the Fund acquires shares of investment companies Fund shareholders bear both their proportionate share of expenses in the Fund (including advisory fees) and, indirectly, the expenses of the investment companies in which the Fund invests.

•
ETF Risk – ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values.  In addition, an ETF may not replicate exactly the performance of the benchmark index or group of indices it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

•
Defensive Instrument Risk – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goal.

An investment in the Fund is not a deposit of City National Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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PERFORMANCE
The Rochdale Fixed Income Opportunities Portfolio commenced operations on ___________, as a series of Rochdale Investment Trust, a Delaware statutory trust (the "Predecessor Fund").  On ___________, the Predecessor Fund is expected to reorganize into the Fixed Income Opportunities Fund, a newly formed series of CNI Charter Funds. The Fixed Income Opportunities Fund has adopted an investment objective and investment strategies and policies identical to those of the Predecessor Fund.

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Fixed Income Opportunities Fund by showing the changes in the Predecessor Fund's performance for the indicated periods. Of course, the Predecessor Fund's past performance does not necessarily indicate how the Fixed Income Opportunities Fund will perform in the future.

In the bar chart and the performance table, the performance results are for the Predecessor Fund.  Class N shares of the Fixed Income Opportunities Fund and the Predecessor Fund shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. Unless otherwise indicated, the bar chart and the performance table assume reinvestment of dividends and distributions.

This bar chart shows the performance of the Predecessor Fund based on a calendar year.

	Quarterly Return	Quarter Ended
Highest	4.96%	9/30/2010
Lowest	-3.94%	9/30/2011

Average Annual Total Return (for the periods ended December 31, 2011)		Since Inception
	1 Year	(7/1/2009)
Predecessor Fund
Return Before Taxes	2.04%	8.67%
Return After Taxes on Distributions	-0.02%	6.35%
Return After Taxes on Distributions and Sale of Fund Shares	1.52%	6.11%
Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	-2.04%	7.75%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	7.34%
Barclays Capital U.S. High Yield Bond Index (reflects no deduction for fees, expenses or taxes)	4.98%	16.39%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  The “Return After Taxes on Distributions and Sale of Fund Shares” takes into account the gain or loss that would be realized upon a

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redemption of fund shares, assumes that such gain or loss would be recognized as a capital gain or loss, and assumes that the investor would be able to utilize any such capital loss to offset capital gains.

INVESTMENT MANAGER
Rochdale Investment Management LLC

SUB-ADVISERS
Seix Investment Advisors LLC
Federated Investment Management Company
GML Capital LLP

PORTFOLIO MANAGERS
Carl Acebes, the Adviser’s Chairman, and Garrett R. D’Alessandro, the Adviser’s President and Chief Executive Officer, have served as portfolio managers for the Fund and the Predecessor Fund since the inception of the Predecessor Fund in 2009. George Goudelias, a Senior Portfolio Manager of Seix Investment Advisors LLC, and Mark E. Durbiano, a Senior Portfolio Manager of Federated Investment Management Company, have each managed a portion of the Fund and Predecessor Fund since the inception of the Predecessor Fund in 2009.  Stefan Pinter, Theodore Stohner and Maxim Matveev, Portfolio Managers of GML Capital LLP, have as a team managed a portion of the Fund and the Predecessor Fund since June 2011.

PURCHASE AND SALE OF FUND SHARES
Shares of the Fixed Income Opportunities Fund may be purchased, redeemed or exchanged through the Fund’s transfer agent or through an approved broker-dealer or other financial institution (each an “Authorized Institution”). There are no minimum purchase or minimum shareholder account balance requirements for Class N shares of the Fund; however, you will have to comply with any purchase and account balance minimums of your Authorized Institution. The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Fixed Income Opportunities Fund are redeemable.  Contact the Fund’s transfer agent at 1-866-209-1967 or your Authorized Institution for instructions on how you may redeem or exchange shares of the Fund. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION
The Fixed Income Opportunities Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fixed Income Opportunities Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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Emerging Markets Fund

INVESTMENT GOAL
The Emerging Markets Fund seeks to provide long-term capital appreciation.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses you may pay if you buy and hold shares of the Dividend & Income Fund. You pay no sales charges or transaction fees for buying or selling shares of the Fund.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.00%
Distribution (12b-1) Fees		0.25%
Other Expenses (1)
Shareholder Servicing Fee	0.25%
Other Fund Expenses	0.11%
Total Other Expenses		0.36%
Acquired Fund Fees and Expenses		0.08%
Total Annual Fund Operating Expenses		1.69%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Emerging Markets Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$172	$533	$918	$1,998

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During its most recent fiscal period beginning December 15, 2011, and ending December 31, 2011, the portfolio turnover rate of the Predecessor Fund (as defined below) was 5.77% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of companies that are operating principally in emerging market countries. The Fund considers a company to be operating principally in an emerging market if (i) its securities are primarily listed on the trading market of an emerging market country; (ii) the company is incorporated or has its principal business activities in an emerging market country; (iii) the company derives 50% or more of its revenues from, or has 50% or more of its assets in, an emerging market country; or (iv) the security is included in the MSCI Emerging Markets Index.  The Fund considers a country to be an emerging market country if it has been determined by an international

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organization, such as the World Bank, to have a low to middle income economy, or it is not included in the MSCI World Index, which measures the equity market performance of developed markets.

While the Fund may invest its assets in companies from any emerging market country, it expects to focus its investments in Asia. The Fund does not limit its investments to certain countries or industries.  The Fund may invest a large percentage of its assets in just a few sectors (including the financial sector), just a few regions or just a few emerging market countries. The Fund may, under unusual circumstances, invest all or a significant portion of its assets in a single emerging market country.  The Fund is non-diversified which means that it can concentrate investments in a more limited number of issuers than a diversified fund.  The Fund may invest up to 20% of its assets in cash or its investment equivalent.

The Fund’s investments in equity securities consist primarily of common stock, preferred stock, convertible securities and warrants.  The Fund’s foreign investments consist primarily of foreign local shares, which are denominated in local currencies.  The Fund may invest in securities of companies of any capitalization size.  Certain companies, although small by U.S. standards, might rank among the largest in their respective countries by market capitalization.

The Fund also at times intends to sell securities short to hedge equity exposure, for investment gain, or for other purposes.  Short sales occur when the Fund borrows a security from a broker and sells it with the understanding that the security must later be purchased and returned to the broker.  Illiquid investments may comprise up to 15% of the Fund’s value at the time of investment.

In selecting the Fund’s investments, the Adviser employs a proprietary macro analytical process focused on identifying long-term growth opportunities.  The Adviser seeks to identify and capitalize on investment themes in foreign emerging markets.  To select specific companies, the Adviser first performs a financial factor analysis to identify potential companies from a large universe, followed by more specific fundamental analysis to identify individual companies that the Adviser believes meet its investment objectives.  The Adviser seeks to invest in companies with consumer driven demand, above average revenue and earnings growth potential that it believes are well managed, have a unique or improving market position and possess competitive advantages.  The Adviser assesses the relationship between its estimate of a company’s sustainable growth and earnings prospects and its stock price to determine which companies qualify for investment.  The Adviser utilizes multiple valuation metrics to establish price targets.

The Fund may continue to own a security as long as the dividend or interest yields satisfy the Fund’s objectives, the credit quality meets the Adviser’s fundamental criteria, valuation is attractive, and industry trends remain favorable.

To the extent that the Fund seeks to invest in the securities of Indian companies, it currently intends to do so by investing in shares of a wholly owned, collective investment vehicle (the “Subsidiary”) registered with and regulated by the Mauritius Financial Services Commission. The Subsidiary was formed for the purpose of facilitating the Fund’s purchase of securities of a wide selection of Indian companies in a tax efficient manner, consistent with the Fund’s investment strategies.  The Subsidiary will seek to maintain residency in Mauritius to avail itself of a beneficial income tax treaty between Mauritius and India.

PRINCIPAL RISKS OF INVESTING IN THE FUND
As with any mutual fund, there are risks to investing. Neither the Emerging Markets Fund nor the Adviser can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

•
General Market Risk -- The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole.

•
Market Risk of Equity Securities – By investing directly or indirectly in stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market. In addition, the Fund’s principal market segment may underperform other segments or the market as a whole. The value of your investment in the Fund will fluctuate daily and cyclically based on movements in the stock market

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and the activities of individual companies in the Fund’s portfolio.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  Preferred stock is subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of the issuer may be limited.

•
Management Risk – The Fund’s performance depends on the portfolio managers’ skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

•
Foreign Securities Risk – Foreign investments tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities (e.g., changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income).  There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

•
Foreign Currency Risk – As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar.  The value of a foreign currency may decline in relation to the U.S. dollar while the Fund holds securities denominated in such currency. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country or the actions of the U.S. or foreign governments or central banks. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

•
Emerging Markets Risk – Risks associated with foreign investments may be intensified in the case of investments in emerging market countries, the political, legal and economic systems of which are less developed and less stable than those of more developed nations.  Emerging markets may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Fund’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Such investments are often less liquid and/or more volatile than securities issued by companies located in developed nations, such as the United States, Canada and those included in the MSCI EAFE® Index.  Emerging market securities are also subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time.

•
Non-Diversification Risk– The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to adverse events affecting any of those issuers than diversified funds and may experience increased volatility.

•
Short Sales Risk – In connection with establishing a short position in a security, the Fund is subject to the risk that it may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price.  If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund will experience a loss, which is theoretically unlimited.

•
Small and Medium-Size Company Risk – Investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established companies, such as limited product lines, markets and financial or managerial resources. The securities of smaller capitalized companies may have greater price volatility and less liquidity than the securities of larger capitalized companies.  The Fund may hold a significant percentage of a company’s outstanding shares and may have to sell them at a discount from quoted prices.

•
Growth Stock Risk-- Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and they may fall or not appreciate in step with the broader securities markets.  This style may fall out of favor, may underperform other styles and may increase the volatility of the Fund’s share price.

•
Sector Weightings Risk – Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a limited number of sectors it may have increased exposure to the price movements of those sectors.

•
Financials Sector Risk – The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be

17

significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

•
Defensive Instrument Risk - During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goal.

An investment in the Fund is not a deposit of City National Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE
The Rochdale Emerging Markets Portfolio commenced operations on December 15, 2011, as a series of Rochdale Investment Trust, a Delaware statutory trust (the "Predecessor Fund").  On ___________, the Predecessor Fund is expected to reorganize into the Emerging Markets Fund, a newly formed series of CNI Charter Funds. The Emerging Markets Fund has adopted an investment objective and investment strategies and policies identical to those of the Predecessor Fund.

Neither the Predecessor Fund nor the Fund has a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund (including the operation of the Predecessor Fund) has been in operation for one calendar year.

INVESTMENT MANAGER
Rochdale Investment Management LLC

PORTFOLIO MANAGERS
Anindya Chatterjee, a Senior Portfolio Manager of the Adviser, and Garrett R. D’Alessandro, the Adviser’s President and Chief Executive Officer, have served as portfolio managers for the Fund and the Predecessor Fund since the inception of the Predecessor Fund in 2011.

PURCHASE AND SALE OF FUND SHARES
Shares of the Emerging Markets Fund may be purchased, redeemed or exchanged through the Fund’s transfer agent or through an approved broker-dealer or other financial institution (each an “Authorized Institution”). There are no minimum purchase or minimum shareholder account balance requirements for Class N shares of the Fund; however, you will have to comply with any purchase and account balance minimums of your Authorized Institution. The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Emerging Markets Fund are redeemable.  Contact the Fund’s transfer agent at 1-866-209-1967 or your Authorized Institution for instructions on how you may redeem or exchange shares of the Fund. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION
The Emerging Markets Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Emerging Markets Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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MORE ABOUT THE FUNDS

The investment goal of each Fund, as well as any policy to invest at least 80% of a Fund’s net assets in specific types of investments, is non-fundamental and can be changed without shareholder approval by the Funds’ Board of Trustees upon at least 60 days’ notice to shareholders.

If you wish to learn more about each Fund’s principal investments and other securities in which each Fund may invest, please review the SAI.

The Adviser periodically reviews the creditworthiness of issuers of fixed income held by the Funds. The Adviser’s credit analysis process includes not only a review of the rating agencies’ assigned ratings but also a review of the specific factors central to those ratings assessments, as well as the factors that could cause a change in the assigned ratings.  See Appendix A for a discussion of fixed income ratings.

The Adviser and as applicable, the sub-advisers to the Fixed Income Opportunities Fund, consider duration, among other factors, in selecting fixed income securities for the Funds.  Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.

More about the Intermediate Fixed Income Fund

The Intermediate Fixed Income Fund’s investments in debt obligations of the U.S. Government and its agencies consist primarily of bonds and mortgage-backed securities issued by the following agencies: Federal Home Loan Banks, Fannie Mae, (formerly known as the Federal National Mortgage Association), Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation), Federal Agricultural Mortgage Corporation, Federal Farm Credit Banks, and Tennessee Valley Authority.  These obligations include securities supported by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks), securities supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency (such as securities issued by Fannie Mae), securities supported only by the credit of the instrumentality (such as securities issued by Freddie Mac), and securities backed solely by the revenue generated by the instrumentality (such as securities issued by Tennessee Valley Authority).  In the case of obligations not backed by the full faith and credit of the Unites States, the Fund must look principally to the agency or instrumentality issuing or guaranteed the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

More about the Fixed Income Opportunities Fund

The Adviser serves as the Fixed Income Opportunities Fund’s primary investment adviser and retains the authority to manage the Fund’s assets.  The Adviser has, however, engaged three sub-advisers. Seix Investment Advisors LLC (“Seix”), Federated Investment Management Company (“Federated”) and GML Capital LLP (“GML,” and together with Seix and Federated, the “Sub-advisers”) to make day-to-day investment decisions for portions of the Fund and, in particular, to manage the Fund’s investments in high yield securities, bank loans and related instruments.  The Adviser is responsible for overseeing and monitoring the Sub-advisers.

The investment selection process followed by each of Seix, Federated and GML is summarized below.

The Seix Investment Selection Process
Seix is primarily responsible for the Fund’s investments in floating rate securities and high yield bank loans.  In deciding which debt securities to buy or sell, Seix typically emphasizes debt instruments that are in the higher rated segment of the high yield market -- i.e., BB & high B rated credits (rated either BB or B by Standard & Poor’s Rating Services or Ba or b by Moody’s Investors Service or securities deemed of comparable quality by Seix). Seix uses an investment approach that employs a targeted universe, in-depth company research, active but constrained industry weightings, and what it believes to be optimal security structures.

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Security selection is the key component of this process. Seix undertakes rigorous credit research and analysis in an effort to identify value opportunities, and Seix analysts and portfolio managers continuously monitor individual issuers as well as the industries in which the Fund may invest. Seix establishes return expectations and sell targets for each issuer in which Seix invests assets of the Fund.

The Federated Investment Selection Process
Federated is primarily responsible for the Fund’s investments in high yield securities other than floating rate securities and bank loans. In making investment decisions with respect to high yield securities, Federated selects securities it believes have attractive risk-return characteristics.  Federated typically analyzes the issuer’s financial condition, business and product strength, competitive position and management expertise in an effort to seek to identify issuers with the ability to meet their obligations and the potential to improve their overall financial health.  Federated strives to adhere to a strong sell discipline and generally effects a sale if it believes a security’s future total return has become less attractive relative to other securities, the company begins to perform poorly, the industry outlook changes, or any other event occurs that changes Federated’s investment conclusion.

The GML Investment Selection Process
GML is primarily responsible for the Fund’s investments in high yield emerging market securities.  GML’s investment process combines “top down” and “bottom up” analyses.  The “top down” approach includes analysis of prevailing national and international economic conditions, industry dynamics and political risk.  The “bottom up” approach includes analysis of an issuer’s financial reports, cash flows, currency risk, leverage and capital structure. GML’s investment process encompasses financial reviews, meetings with companies’ management, on-the-ground intelligence from GML’s overseas offices, and external research and insights gleaned from legal advisers and industry contacts.  GML generally selects investments to provide issuer, industry and country diversification and it expects the average credit rating of its portion of the Fund’s  portfolio to be B or higher.  All investments in GML’s portion of the portfolio are subject to periodic credit reviews when financial results become available, and when credit rating changes or other material economic developments are observed.

More about the Emerging Markets Fund

To the extent that the Emerging Markets Fund seeks to invest in the securities of Indian companies, it currently intends to do so by investing in shares of a wholly owned, collective investment vehicle (the “Subsidiary”) registered with and regulated by the Mauritius Financial Services Commission that is also managed by the Adviser. The Subsidiary was formed for the purpose of facilitating the purchase by the Predecessor Fund of securities of a wide selection of Indian companies, consistent with the Predecessor Fund’s and the Fund’s investment strategies.  The Fund intends to invest through the Subsidiary to provide the Fund with a tax efficient method of investing indirectly in Indian companies. The Subsidiary will seek to maintain residency in Mauritius to avail itself of a beneficial income tax treaty between Mauritius and India.  Please see “Risks of Investment through Mauritius” under “More About the Funds’ Risks - Principal Risks of the Funds” below for additional information.

The Subsidiary will be managed in accordance with the Fund’s policies and restrictions regarding leverage, liquidity, brokerage and valuation.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI.

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MORE ABOUT THE FUNDS’ RISKS

Principal Risks of the Funds

Set forth below is more information about certain of the principal risks that apply to the Funds:

General Market Risk (All Funds) – The market value of a security may move up and down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole.  Additionally, the prices of securities in which a Fund invests are affected by the economy.  The value of a Fund’s investments may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies.  A specific discussion of market risks affecting both the equity and bond markets follows.

Equity Market Risk (Dividend & Income Fund and Emerging Markets Fund) – By investing directly or indirectly in stocks, a Fund may expose you to a sudden decline in a holding’s share price or an overall decline in the stock market. In addition, as with any stock fund, the value of your investment will fluctuate on a day-to-day and a cyclical basis with movements in the stock market, as well as in response to the activities of individual companies. In addition, individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The rights of a company’s common stockholders to dividends and upon liquidation of the company generally are subordinated to (i.e., rank lower than) those of preferred stockholders, bondholders and other creditors of the issuer.

Fixed Income Market Risk (Intermediate Fixed Income Fund and Fixed Income Opportunities Fund) –  By investing directly or indirectly in fixed income securities, a Fund may expose you to declines in a holding’s value. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.

Small and Medium-Size Company Risk (Dividend & Income Fund and Emerging Markets Fund) – Investing in securities of small- and mid-capitalization companies involves greater risk than investing in larger companies, because smaller companies can be subject to more abrupt or erratic share price changes than can larger companies.  Smaller companies typically have more limited product lines, markets, or financial resources than larger companies, and their management may be dependent on a limited number of key individuals.  Small companies may have limited market liquidity, and their prices may be more volatile.  These risks are greater when investing in the securities of newer small companies.  As a result, small company stocks, and therefore a Fund, may fluctuate significantly more in value than will larger company stocks and mutual funds that focus on them.

Foreign Securities Risk (Fixed Income Opportunities Fund and Emerging Markets Fund) – The risk of investing in the securities of foreign companies is greater than the risk of investing in domestic companies.  Some of these risks include: (1) unfavorable changes in currency exchange rates, (2) economic and political instability, (3) less publicly available information, (4) less strict auditing and financial reporting requirements, (5) less governmental supervision and regulation of securities markets, (6) higher transaction costs, and (7) greater possibility of not being able to sell securities on a timely basis.

Emerging Markets Risk (Fixed Income Opportunities Fund and Emerging Markets Fund) – Investments in emerging market countries are subject to all of the risks of foreign investing generally and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks include:

•	Less social, political and economic stability;
•	Smaller securities markets with low or nonexistent trading volume and greater illiquidity and price volatility;

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•	Unpredictable changes in national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests;
•	Less transparent and established taxation policies;
•	Less developed regulatory or legal structures governing private and foreign investments or allowing for judicial redress for injury to private property;
•	Less familiarity with a capital market structure or market-oriented economy and more widespread corruption and fraud;
•	Inadequate limited and untimely financial reporting;
•	Less financial sophistication, creditworthiness, and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts;
•	Risk of government seizure of assets;
•	Less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.;
•	Greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions;
•	Higher rates of inflation and more rapid and extreme fluctuations in inflation rates;
•	Greater sensitivity to interest rate changes;
•	Fraudulent activities of management;
•	Smaller, more volatile and less liquid securities markets;
•	Increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls;
•	Greater debt burdens relative to the size of the economy;
•	More delays in settling portfolio transactions and heightened risk of loss from shareholder registration and custody practices;
•	Less assurance that recent favorable economic developments will not be slowed or reversed by unanticipated economic, political or social events in such countries

Because of the above factors, investments in emerging market countries are subject to greater price volatility and illiquidity than investments in developed markets.

Foreign Currency Risk (Emerging Markets Fund) – The Fund’s direct or indirect investments in securities denominated in foreign currencies are subject to currency risk, which means that the value of those securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar.  The Fund may invest in foreign currencies to hedge against the risks of variation in currency exchange rates relative to the U.S. Dollar. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the ability of the Adviser to predict movements in exchange rates. Some countries in which the Fund may directly or indirectly invest may have fixed or managed currencies that are not freely convertible at market rates into the U.S. Dollar. Certain currencies may not be internationally traded. Many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments.

Short Sales Risk (Emerging Markets Fund) – Short sales occur when the Fund borrows a security from a broker and sells it with the understanding that it must later be bought back and returned to the broker.  The Fund would incur a loss as a result of a short sale if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  When a short sale security is illiquid, a replacement for the borrowed security can be difficult to find and may have an elevated price.  The Fund will realize a gain if the security declines in price between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

Real Estate Investment Trust (“REIT”) Risk (Dividend & Income Fund) – Investments in REITs will subject the Fund to various risks.  The first, real estate industry risk, is the risk that REIT share prices will decline because of adverse developments affecting the real estate industry and real property values.  In general, real estate values can be

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affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties.  REITs often invest in highly leveraged properties.  The second risk is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market.  The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments.  REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

REITs can be classified as equity REITs, mortgage REITs and hybrid REITs.  Equity REITs invest primarily in real property and earn rental income from leasing those properties.  They may also realize gains or losses from the sale of properties.  Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own.  Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties.  They are paid interest by the owners of the financed properties.  Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates.  Hybrid REITs invest both in real property and in mortgages.  Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Qualification as a REIT under the Internal Revenue Code of 1986 (the “Code”) in any particular year involves a complex analysis that depends on a number of factors.  There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT.  An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the long-term capital gains character of such gains earned by the entity.  If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund’s yield on that investment.

Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code for taxable years beginning before January 1, 2013.  The Fund’s investments in REITs may include an additional risk to shareholders in that some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital.  Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero.  To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain.

Investments in Other Investment Companies (Fixed Income Opportunities Fund) –  The Fund invests in shares of other investment companies, including open-end investment companies or “mutual funds” and closed-end investment companies.  The Fund will bear a pro-rata portion of the operating expenses of any such company.

Among the kinds of investment companies in which the Fund may invest are exchange-traded funds, such as the iShares Trust and iShares, Inc. (“iShares”).  Such exchange-traded funds or “ETFs” are designed to replicate the performance of a stock market index or a group of indices in a particular country or region and may provide an efficient means of achieving the Fund’s holdings in the designated geographic sector.

Investments in ETFs are subject to market risk and liquidity risk as well as tracking risk, which is the risk that an ETF will not be able to replicate the performance of the index it tracks.  The total return generated by the underlying securities held by an ETF will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other expenses of the ETF.  Additionally, certain securities comprising the indices tracked by the exchange-traded funds may, from time-to-time, be temporarily unavailable.

Liquidity Risk (Intermediate Fixed Income Fund and Fixed Income Opportunities Fund) – Liquidity risk exists when particular investments are difficult to purchase or sell due to a limited market or to legal restrictions, which may prevent a Fund from selling particular securities at the price at which the Fund values them.  The market for illiquid securities is more volatile than the market for liquid securities and it may be more difficult to obtain accurate valuations for a Fund’s illiquid investments.  Some senior loans are not as easily purchased or sold as publicly-traded securities due to restrictions on transfers in loan agreements and the nature of the private syndication of senior loans. As a result, some senior loans are illiquid, which means that a Fund’s ability to sell such instruments at an acceptable price may be limited when it wants to do so in order to generate cash or avoid losses.  Highly leveraged senior loans (or senior loans in default) also may be less liquid than other senior loans.  If a Fund voluntarily or involuntarily sold those types of senior loans, it might not receive the full value it expected.

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Interest and Credit Risk (Intermediate Fixed Income Fund and Fixed Income Opportunities Fund) – The value of fixed income securities will fall if interest rates rise.  Fixed income securities with longer maturities generally entail greater risk than those with shorter maturities.  Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring a Fund to replace a particular loan with another, lower-yield security.  The senior loans in which a Fund invests have floating or adjustable interest rates. For this reason the values of senior loans may fluctuate less than the value of fixed-rate debt securities.  However, the interest rate of some senior loans adjust only periodically.  Between the times that interest rates on senior loans adjust, the interest rates on those senior loans may not correlate to prevailing interest rates.  This will affect the value of the loans and may cause the net asset values of a Fund’s shares to fluctuate.

In addition to interest rate risk, changes in the creditworthiness of an issuer of fixed income securities and the market’s perception of that issuer’s ability to repay principal and interest when due can also affect the value of fixed income securities held by a Fund.  Credit risk relates to the ability of the borrower that has entered into a senior loan or the issuer of a debt security to make interest and principal payments on the loan or security as they become due. If the borrower or issuer fails to meet its obligations (e.g., to pay principal and interest when due) the net asset value of a Fund’s shares might be reduced.  A downgrade in an issuer’s credit rating or other adverse news about an issuer can reduce the value of that issuer’s securities. A Fund’s investments in senior loans and other debt securities, particularly those below investment grade, are subject to risks of default.  Where instruments held by a Fund are collateralized, the underlying lenders may have difficulty liquidating the collateral or enforcing their rights under the terms of the loan agreement and related documents if a borrower defaults or collateral may be insufficient or set aside by a court.  The Funds are also exposed to credit risk to the extent they use over-the-counter derivatives (such as swap contracts) or they engage to a significant extent in the lending of Fund securities or the use of repurchase agreements.

High Yield Bond Risk (Fixed Income Opportunities Fund) –  Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield securities.  These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.  High yield securities are generally subject to greater market, credit, liquidity and interest rate risks than higher quality securities.  Such securities may be issued by companies that are restructuring, are smaller and less credit worthy or are more highly indebted than other companies.  This means that they may have more difficulty making scheduled payments of principal and interest.  Prices of these securities will rise and fall primarily in response to changes in the issuer’s financial health, although changes in market interest rates also will affect prices. High yield bonds may also experience reduced liquidity, and sudden and substantial decreases in price, during certain market conditions.

Swap Risk (Fixed Income Opportunities Fund) –   Swaps are a form of derivative instrument and investment in swaps involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments.  Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund.  If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.  If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.  A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses.

Risks of Financial Services Investments (Fixed Income Opportunities Fund and Emerging Markets Fund) – Financial institutions are subject to extensive government regulation.  This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge.  In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board.  These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as

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loans.  Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds, and can fluctuate significantly when interest rates change.  The financial difficulties of borrowers can negatively impact the industry to the extent that borrowers may not be able to repay loans made by financial institutions.

Risks of Investment through Mauritius (Emerging Markets Fund) – The Emerging Markets Fund currently intends to invest indirectly in securities of Indian companies through the Subsidiary, an entity formed in the Republic of Mauritius that will also be managed by the Adviser.  The Subsidiary has elected to be disregarded as an entity separate from the Emerging Markets Fund for United States federal income tax purposes.  The Subsidiary will seek to maintain residency in Mauritius in order to allow the Fund to take advantage of the currently effective income tax treaty between India and Mauritius. The Supreme Court of India has upheld the validity of this tax treaty in response to a lower court challenge of the treaty’s applicability to certain foreign entities.  The Supreme Court clarified that a certificate of residence in Mauritius is sufficient evidence of residence in Mauritius for purposes of the India-Mauritius treaty.  The Subsidiary has received a Tax Residence Certificate from the Mauritian Commissioner of Income Tax.

In 2004, India reduced from 10% to zero the tax rate on long-term capital gains arising from the sale on a recognized stock exchange in India of, among other things, equity shares and units of “equity oriented” funds, provided that the applicable securities transaction tax has been paid.  The Fund can take advantage of this zero tax rate through its investments through the Subsidiary.  The Indian tax rate on short-term capital gains was reduced from 30% to 10% (plus surcharges).  However, effective January 4, 2009, the Indian tax rate on short-term capital gains was increased to 15%.  The primary tax advantage of investing through the Subsidiary and relying on the India-Mauritius treaty is the elimination of the 15% Indian tax on short-term capital gains.  Any change in the provisions of this treaty, in its applicability to the Fund or the Subsidiary, or in the requirements established by Mauritius to qualify as a Mauritius resident, could result in the imposition of various taxes on the Fund by India, which could reduce the return to the Fund on its investments.  Recently, amendments to the treaty have been proposed.  If enacted in their proposed form, these or any other changes to the treaty, Indian or Mauritian tax laws, or the manner in which the treaty and such laws are applied to the Fund or the Subsidiary, might have an adverse tax effect on the Fund and its shareholders, possibly with retroactive effect.

Non-Principal Investment Strategies and Related Risks of the Funds

The following risks of the Funds referred to below are related to non-principal investment strategies of those Funds. These risks are in addition to the principal risks of the Funds discussed above.

Sector Concentration (All Funds) – From time to time a Fund may invest a significant portion of its total assets in various industries in one or more sectors of the economy. To the extent a Fund’s assets are invested in a sector of the economy, the Fund will be subject to market and economic factors affecting companies in that sector.

Portfolio Turnover (All Funds) – Each Fund will sell a security when its portfolio managers believe it is appropriate to do so, regardless of how long a Fund has owned that security. Buying and selling securities generally involves some expense to a Fund, such as commissions paid to brokers and other transaction costs. By selling a security, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Fund’s annual portfolio turnover, the greater its brokerage costs and the greater the likelihood that it will realize taxable capital gains. On the other hand, a Fund may from time to time realize commission costs in order to engage in tax minimization strategies if the result is a greater enhancement to the value of a Fund share than the transaction cost to achieve it. Increased brokerage costs may adversely affect a Fund’s performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Annual portfolio turnover of 100% or more is considered high.

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MANAGEMENT OF THE FUNDS

INVESTMENT MANAGER

Rochdale Investment Management LLC is the investment adviser to the Funds. The Adviser is located at 570 Lexington Avenue, New York, New York, 10022-6837.  As of December 31, 2011, the Adviser managed assets of approximately $4.4 billion for individual and institutional investors.

The Adviser is a wholly owned subsidiary of City National Bank (“CNB”), a federally chartered commercial bank founded in the early 1950s, with approximately $6.0 billion in assets under management as of December 31, 2011. CNB is a wholly owned subsidiary of City National Corporation, a New York Stock Exchange listed company. CNB has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 50 years.  CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of December 31, 2011, CNB and its affiliates had approximately $54.5 billion in assets under administration, which includes $31.3 billion in assets under management.

Subject to the oversight of the Board of Trustees, the Adviser has complete discretion as to the purchase and sale of investments for the Funds, consistent with each Fund’s investment objective, policies and restrictions. The Adviser is responsible for the evaluation, selection and monitoring of the sub-advisers of the Fixed Income Opportunities Fund. The Adviser selects sub-advisers based on a variety of factors, including investment style, performance record and the characteristics of each sub-adviser’s typical investments. The assets of the Fund are divided into various sleeves and the Adviser is responsible for allocating the assets among the Sub-advisers in accordance with their specific investment styles.  Allocations may vary between zero to one hundred percent of the Fund’s assets at any given time.

The Sub-advisers manage their respective portions of the Fund’s investments and are responsible for making all investment decisions and placing orders to purchase and sell securities for their portions of the Fund.  Subject to the oversight of the Adviser and the Board of Trustees, each Sub-adviser has complete discretion as to the purchase and sale of investments for its portion of the Fund consistent with the Fund’s investment objective, policies and restrictions.

The Adviser received a fee from each Predecessor Fund for its investment management services at the annual rates set forth in the table below for the fiscal year ended December 31, 2012. Each annual rate is stated as a percentage of the average annual net assets of the Fund. These fees reflect fee waivers or reimbursements of fees waived by the Adviser in prior years. The Sub-advisers are compensated out of the investment management fees paid to the Adviser.

Dividend & Income Portfolio	0.65%
Intermediate Fixed Income Portfolio	0.40%
Fixed Income Opportunities Portfolio	0.50%
Emerging Markets Portfolio	1.00%

As a result of an operating expense limitation agreement between the Adviser and Rochdale Investment Trust with respect to the Predecessor Funds, the Adviser was effectively paid the amounts set forth below for the fiscal year ended December 31, 2011:

Dividend & Income Portfolio	0.65%
Intermediate Fixed Income Portfolio	0.41%
Fixed Income Opportunities Portfolio	0.50%
Emerging Markets Portfolio	1.00%

The Adviser has voluntarily agreed to limit its fees or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) at or below the levels set forth in the table below. Any fee reductions or reimbursements may be repaid to the Adviser within three years after they occur if such repayments can be achieved

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within a Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

Dividend & Income Fund	1.11%
Intermediate Fixed Income Fund	1.01%
Fixed Income Opportunities Fund	1.05%
Emerging Markets Fund	1.61%

A discussion regarding the basis for the Board of Trustees’ approval of the Funds’ investment advisory agreement with the Adviser will be available in the Funds’ Semi-Annual Report for the fiscal period ended ______________.

SUB-ADVISERS AND PORTFOLIO MANAGERS

Following is certain information about the individuals employed by the Adviser or the relevant Sub-adviser who are primarily responsible for the day-to-day management of each Fund’s investment portfolio (the “Portfolio Managers”).  The SAI contains additional information about the Sub-advisers and the Portfolio Managers, including the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Funds.

Dividend and Income Fund

David J. Abella is the portfolio manager for the Dividend & Income Fund.

David J. Abella is a Senior Equity Analyst with the Adviser.  He joined the Adviser in 1996.  During the past five years, Mr. Abella has been in charge of research for dividend and income strategy at the Adviser.  Mr. Abella, a Chartered Financial Analyst, holds an A.B. in economics with high distinction and an M.B.A. in Finance, with distinction, from the University of Michigan.

Intermediate Fixed Income Fund

Carl Acebes and Garrett R. D’Alessandro are portfolio managers for the Intermediate Fixed Income Fund.

Carl Acebes has been the Adviser’s Chairman since its founding in 1986.  Mr. Acebes studied Engineering at Cornell University and Economics at Columbia University.

Garrett R. D’Alessandro is the Adviser’s President and Chief Executive Officer.  He joined the Adviser in 1986.  Mr. D’Alessandro, a Chartered Financial Analyst, holds an M.B.A. in Finance from the Stern School of Business at New York University.

Fixed Income Opportunities Fund

Carl Acebes and Garrett R. D’Alessandro are portfolio managers for the Fixed Income Opportunities Fund.

Information about Mr. Acebes’ and Mr. D’Alessandro’s background and experience is provided above under “Intermediate Fixed Income Fund.”

Sub-advisers

Seix Investment Advisors LLC.  Seix began operating  in 2008 as a registered investment adviser and wholly-owned subsidiary of RidgeWorth Capital Management, Inc., an investment adviser registered with the SEC.  Its predecessor, Seix Investment Advisers, Inc., was founded in 1992 and was independently owned until 2004 when the firm joined RidgeWorth (formerly known as Trusco Capital Management, Inc.) as a fixed income investment management division.  Seix is headquartered at 10 Mountainview Road, Suite C-200, Upper Saddle River, New Jersey, 07458.  As of December 31, 2011, Seix managed assets of $26 billion.  Seix also provides investment advisory services to other investment companies, corporations, endowments, foundations, public funds and other institutional investors.

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George Goudelias has primary responsibility for day-to-day investment decisions with respect to Seix’s portion of the Fund.  Mr. Goudelias is a Senior Portfolio Manager and Head of the Bank Loan Group and has been with Seix or its predecessor since 2001.  Prior to joining Seix he was a Senior High Yield Research Analyst at J.P. Morgan Securities.  Mr. Goudelias holds a B.S. degree in Finance and Accounting and an M.B.A. degree in Finance from New York University.

Federated Investment Management Company.  Federated is a wholly-owned subsidiary of Federated Investors, Inc., which through its advisory subsidiaries managed assets of approximately $370 billion as of December 31, 2011.  Federated Advisory Services Company (“FASC”), an affiliate of Federated, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to Federated.  The fee for such services is paid by Federated and not by the Fund.  Both Federated and FASC are headquartered at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222.  Federated also provides investment advisory services to other investment companies.

Mark E. Durbiano has primary responsibility for day-to-day investment decisions with respect to Federated’s portion of the Fund.  Mr. Durbiano is a Senior Vice President, Senior Portfolio Manager and Head of Federated’s Domestic High Yield Group, and has been during the past five years.  He has been with Federated since 1982.  Mr. Durbiano, a Chartered Financial Analyst, holds a B.A. from Dickinson College and an M.B.A. from the University of Pittsburgh.

GML Capital LLP. GML is a limited liability partnership organized under the laws of England & Wales.  As of September 28, 2012, GML had approximately $703 million in assets under management or advisory mandates.  GML is located at The Met Building, 22 Percy Street, London W1T 2BU, United Kingdom and is ultimately owned by Stefan Pinter and Theodore Stohner.  GML also provides investment advisory services to investment companies and other pooled investment vehicles.

Stefan Pinter, Theodore Stohner and Maxim Matveev have primary responsibility for the day-to-day investment decisions with respect to GML’s portion of the Fund.  Mr. Pinter has been Chief Executive Officer and Chief Investment Officer of GML since 2006 and is responsible for GML’s investment advisory and management activities.  Before joining GML in 1990, Mr. Pinter was Vice President - Capital Markets for Kidder, Peabody International Limited in London.  Mr. Pinter received his B.A. degree in Economics cum laude from Harvard University in 1983.

Mr. Stohner is a founding member of GML.  Prior to joining GML in 1994, Mr. Stohner was an Associate - Trading and Analytics for LTS Finance, Moscow.  Mr. Stohner holds a B.S. in Economics from Wharton School at the University of Pennsylvania.

Mr. Matveev is a Portfolio Manager for GML.  Prior to joining GML in 2005, Mr. Matveev was a Credit Trader at Absa Bank (part of Barclays Bank Group) responsible for a proprietary trading book of high yield European and emerging market credits.  Mr. Matveev is a Chartered Financial Analyst and completed a BSc in Business Administration with concentration on Finance and Accounting at Richmond College in London, an MSc in International Securities, Investment and Banking in ISMA Centre, University of Reading and an Executive MBA (Distinction) from Cass Business School, London.

Discussions regarding the bases for the Board of Trustees’ approvals of the sub-advisory agreements with Seix, Federated and GML will be available in the Funds’ Semi-Annual Report for the fiscal period ended March 30, 2013.

Emerging Markets Fund

Garrett R. D’Alessandro and Anindya Chatterjee are portfolio managers for the Emerging Markets Fund and they manage the Fund as a team.

Information about Mr. D’Alessandro’s background and experience is provided above under “Intermediate Fixed Income Fund.”

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Anindya Chatterjee joined the Adviser in 2011 as a Senior Portfolio Manager.  Prior to joining Rochdale, Mr. Chatterjee was most recently employed as President at IIFL, Inc. a financial services company, beginning in 2009, where he worked with U.S. institutional investors and was responsible for the research sales of IIFL.  From 2006 until 2008, Mr. Chatterjee served as a Managing Director and Head of Emerging Markets Asia Research at Jefferies & Company.  Mr. Chatterjee also served as Chief Strategy Officer of American Oriental Bioengineering in 2008.  He earned his Master of Arts in Economics and Finance from Tulane University.  He also holds an MA in Economics from University of Delhi and an MS in Electronic Commerce from Claremont Graduate University.

All Funds

Under current law, the appointment of a new sub-adviser generally would require the approval of a Fund’s shareholders. However, the Trust has received an exemptive order from the SEC which permits the Adviser, subject to certain conditions required by the SEC, to retain an unaffiliated sub-adviser, or terminate or replace a sub-adviser to any of the Funds, with the approval of the Board of Trustees but without obtaining shareholder approval. Shareholders of a Fund will be notified of any change in any such sub-advisers and be provided with information regarding any new sub-adviser. This exemption does not apply to any sub-adviser affiliated with the Adviser.

The order from the SEC granting this exemption benefits shareholders by enabling the Funds to operate in a less costly and more efficient manner. The Adviser has the ultimate responsibility to monitor any sub-advisers to a Fund and recommend their hiring, termination and replacement. The Adviser may also terminate any sub-adviser and assume direct responsibility for the portfolio management of that Fund with the approval of the Board of Trustees without obtaining shareholder approval.

ADMINISTRATOR

SEI Investments Global Funds Services (the “Administrator”) serves as administrator and fund accountant to the Funds. The Administrator is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

DISTRIBUTOR

SEI Investments Distribution Co. (the “Distributor”) serves as the Funds’ distributor pursuant to a distribution agreement with the Funds. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456 and can be reached at 1-888-889-0799.

DISTRIBUTION OF FUND SHARES

The Funds have adopted plans for their Class N shares under Rule 12b-1 of the Investment Company Act. The plans allow the Funds to pay to the Distributor distribution fees of 0.25% of average daily net assets for the sale and distribution of their Class N shares. The Distributor pays some or all of such distribution fees to broker-dealers and other financial intermediaries (primarily CNB and its affiliates) as compensation for providing distribution-related services. Because the distribution fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any distribution fees it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

SHAREHOLDER SERVICING FEES

The Funds are subject to shareholder service agreements that allow each Fund to pay fees of 0.25% of its average daily net assets for non-distribution services provided to shareholders of each Fund. Because these fees are paid out of the Funds’ assets, over time these fees will increase the cost of your investment.

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COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

In addition to payments made by the Funds for distribution and shareholder servicing, the Adviser may pay out of its own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders.

In return for these payments, the Funds may receive certain marketing or servicing advantages including, without limitation, inclusion of the Funds on a selling agent’s “preferred list”; providing “shelf space” for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent’s registered representatives; providing assistance in training and educating the selling agent’s registered representatives and furnishing marketing support and other related services.  Additionally, the Funds and their shareholders may also receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Adviser for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

HOW TO BUY, SELL AND EXCHANGE SHARES

PRICING OF FUND SHARES

How and when we calculate each Fund’s net asset value per share (“NAV”) determines the price at which you will buy or sell shares. We calculate the Fund’s NAV once each day as of the close of trading on the New York Stock Exchange (the “NYSE”). The NYSE usually closes at 4:00 p.m. Eastern time on weekdays, except for holidays.

Shares of the Funds may be purchased or sold on any day that the NYSE is open for business.  The Funds reserve the right to open for business on days the NYSE is closed but the Federal Reserve Bank of New York is open. Shares of a Fund, however, cannot be purchased or sold by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed. On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the securities markets close early, each Fund reserves the right to close at or prior to the closing time recommended by SIFMA. If a Fund does so, it will not grant same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day.

If a Fund or approved broker-dealer or other financial institution through which you purchase Fund shares (each an “Authorized Institution”), as applicable, receives your purchase, redemption or exchange request in good order from you on a business day before the close of trading on the NYSE, the Fund will price your order at that day’s NAV. If the Fund or your Authorized Institution, as applicable, receives your request in good order on a business day from you after that time, the Fund will price your order at the next day’s NAV. In some cases, however, you may have to transmit your request to your Authorized Institution by an earlier time in order for your request to be effective on the day of transmittal. This allows your Authorized Institution time to process your request and transmit it to the Fund before the trading deadline. “In good order” means that the Fund has received and processed your account application and has received all required information and documentation, including, as applicable, the information described under “Customer Identification and Verification” and “Anti-Money Laundering Program” below and any required signature guarantees. To ensure that your request is in good order, follow the directions for purchasing shares as described under “How to Buy Shares.”

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CALCULATION OF NAV

NAV for one share of a class of a Fund is the value of that share’s portion of the net assets (i.e., assets less liabilities) attributable to that class of that Fund.  We calculate the NAV of each class of each Fund by dividing the total net value of the assets attributable to the class by the number of outstanding shares of that class. We base the value of the investments of each Fund on their market values, usually the last price reported for each security before the close of the market that day.

A market price may not be available for securities that trade infrequently. If market prices are not readily available or considered by the Adviser to be unreliable, fair value prices may be determined by the Funds’ Fair Value Committee. The Fair Value Committee in good faith uses methods approved by and under the ultimate supervision of the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before a Fund calculates its NAV, the Fair Value Committee will determine the security’s fair value. In determining the fair value of a security, the Fair Value Committee will consider the Adviser’s (or the relevant Sub-adviser’s) valuation recommendation and information supporting the recommendation, including factors such as the type of security, last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant factors. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. Any Fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that Fund determines its net asset value. The Board of Trustees reviews all fair value determinations.

Some of the Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of a Fund’s shares may be significantly affected on any day when the Fund does not price its shares and when you are not able to purchase or redeem the Fund’s shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined for a Fund, such investments or exchange rates will be valued at their fair value as discussed above.

More details about how we calculate the NAV for each Fund may be found in the SAI.

HOW TO BUY SHARES

Shares of the Funds can be purchased through the Funds’ transfer agent (the “Transfer Agent”) or through Authorized Institutions.  Contact the Fund at 1-866-209-1967 or your Authorized Institution for instructions on how you may purchase shares of the Funds.  All purchases by check must be in U.S. dollars drawn on a domestic financial institution.  The Transfer Agent will not accept payment in cash or money orders.  The Funds also do not accept cashier’s checks in amounts less than $10,000.  Also, to prevent check fraud, the Transfer Agent will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  Post dated checks, post dated on-line bill pay checks, or any conditional order or payment will not be accepted.  If your payment is returned for any reason, a $25 fee will be assessed against your account.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application in accordance with the Trust’s Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number, and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-866-209-1967 if you need additional assistance when completing your application.

Not all Funds are available in all states.  Shares of the Funds have not been registered for sale outside of the United States.

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If we do not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such reasonable belief is established.  The Funds reserve the right to close the account within five business days if clarifying information/documentation is not received.

Retirement Plans

The Funds generally are available in Individual Retirement Account (“IRA”) and Roth IRA plans offered by your Authorized Institution.  You may obtain information about opening an IRA account by contacting your financial representative.  If you wish to open another type of retirement plan, please contact your Authorized Institution.

Automatic Investment Plan

Once you open your account, you may make subsequent investments (minimum of $25) into the Funds through an Automatic Investment Plan (“AIP”).  You can have money automatically transferred from your checking or savings account on a bi-weekly, monthly, bi-monthly or quarterly basis.  To be eligible for this plan, your bank must be a domestic institution that is an Automated Clearing House (“ACH”) member.  The Transfer Agent is unable to debit mutual fund or pass through accounts.  The Trust may modify or terminate the AIP at any time without notice.  The first AIP purchase will take place no earlier than 15 days after the Transfer Agent has received your request.  You may modify or terminate your participation in the AIP by contacting the Transfer Agent five days prior to the effective date.  If your bank rejects your payment for any reason, the Transfer Agent will charge a $25 fee to your account.  Please contact the Transfer Agent at 1-866-209-1967 for more information about the Funds’ AIP.

Telephone Purchases

Investors may purchase additional shares of the Funds by calling 1-866-209-1967.  If elected on your account application, telephone orders will be accepted via electronic funds transfer from your bank account through the ACH network.  You must have banking information established on your account prior to making a purchase.  Each telephone purchase must be a minimum of $100.  Once a telephone transaction has been placed, it cannot be cancelled or modified.  During periods of high market activity, you may encounter higher than usual wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.

How to Exchange Shares

You may exchange your Fund shares for shares of any other Fund offered in this Prospectus on any day the Funds and the NYSE are open for business.  Requests to exchange shares are processed at the NAV next calculated after receipt of your request in proper form and without the application of any sales charge.  An exchange is treated as a sale of shares and may result in a gain or loss for income tax purposes.  You may exchange your shares by contacting your Authorized Institution.  Additionally, you may exchange your shares either by mail or by contacting the Transfer Agent at 1-866-209-1967 from 9:00 a.m. to 8:00 p.m. Eastern Time.

HOW TO SELL SHARES

You may sell (redeem) your Fund shares on any day the Funds and the NYSE are open for business. Payment of your redemption proceeds will be made promptly, but not later than seven days after receipt of your written request in proper form.  If you request a redemption in writing, your request must have a signature guarantee attached if the amount to be redeemed exceeds $50,000.  Other documentation may be required for certain types of accounts.

If you purchased Fund shares through an Authorized Institution, you may sell your shares only through your Authorized Institution. To sell shares of a Fund, you should contact your Authorized Institution and follow its procedures. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Funds.

Redemption requests for a Fund must be received by the Fund or your Authorized Institution before 4:00 p.m. Eastern Time or the Authorized Institution’s earlier applicable deadline.  As long as the Fund or its agents receive your redemption request in good order before the close of regular trading on the NYSE (usually 4:00 p.m., Eastern

32

time) or the applicable deadline, your shares will be sold at that day’s NAV. A redemption request is in good order if it includes all required information and the Fund has a completed application on file. If the Fund receives your redemption request after the close of regular trading on the NYSE, your redemption request will be executed the next business day, and your shares will be sold at the next day’s NAV. Redemption proceeds may be withheld or delayed as required by anti-money laundering laws and regulations. Shares generally continue earning dividends until the next business day after your trade date.

Each Fund may redeem the shares in your account if the value of your account is less than $250 as a result of redemptions or exchanges you have made.  This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts.  You will be notified in writing that the value of your account is less than $250 before the Fund makes an involuntary redemption.  You will then have 30 days in which to make an additional investment to bring the value of your account to at least $250 before the Fund takes any action.  The Funds have the right to pay redemption proceeds in whole or in part by a distribution of securities from its Fund.  It is not expected that the Funds would do so except in unusual circumstances.

Normally, the Funds will make payment on your redemption request as promptly as possible after receiving your request, but it may take up to seven business days.  Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date.

The Funds generally pay sale (redemption) proceeds in cash. However, under conditions where cash redemptions are detrimental to a Fund and its shareholders (e.g., the amount you are redeeming is large enough to affect a Fund’s operation), the Fund reserves the right to make redemptions in readily marketable securities rather than cash (a “redemption in kind”). If your shares were ever redeemed in kind, you would probably have to pay transaction costs to sell the securities distributed to you, and you would in all events have to pay any taxes resulting from the redemption. In addition, you would be subject to market exposure on securities received from a Fund until you sold them. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed  payment of your redemption.

The Funds may suspend redemptions or postpone payments of redemption proceeds for more than seven days during any period when the NYSE is closed for other than customary weekends or holidays; trading on the NYSE is restricted; there are emergency circumstances as determined by the SEC; or the SEC has by order permitted such suspension to protect shareholders of a Fund.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.

A signature guarantee of each owner is required to redeem shares in the following situations:

•	If ownership is changed on your account;
•	When redemption proceeds are sent to any person, address or bank account not on record;
•	If a change of address was received by the Transfer Agent within the last fifteen (15) days;
•	For all redemptions in excess of $50,000 from any shareholder account.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.  In addition to the situations described above, the Funds and /or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Telephone Redemption and Exchange

Proceeds redeemed by telephone will be sent only to an investor’s address or bank of record as shown on the records of the Transfer Agent.  You may have your redemption proceeds sent by check to the address of record, proceeds

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may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the ACH network, to your pre-designated bank account.  Sale proceeds may be wired to your commercial bank in the United States; however a $15 fee will be applied.  The receiving bank may charge a fee for this service. There is no charge for proceeds sent via ACH and credit to your bank account will typically will be available in two-three (2-3) business days.  Once a telephone transaction has been placed, it cannot be cancelled or modified.  During periods of high market activity, you may encounter higher than usual wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.

In order to arrange for telephone redemptions after an account has been opened or to change a bank account or an address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent.  The request must be signed by each shareholder of the account and will require a signature verification from a Signature Validation Program member or other acceptable for of authentication from a financial instruction source.  Please contact the Transfer Agent before sending your instructions.

INACTIVE ACCOUNTS

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds’ Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Funds discourage short-term or other excessive trading (such as market timing) into and out of the Funds because such trading may harm performance by disrupting portfolio management strategies and by increasing expenses. The Funds do not accommodate frequent purchases and redemptions of Fund shares and reserve the right to reject or cancel (generally within one business day of receipt of the purchase order) without any prior notice, any purchase or purchase portion of any exchange order, including transactions representing excessive trading and, as applicable, transactions accepted by any shareholder’s financial intermediary.

The Transfer Agent has procedures in place designed to detect and prevent market timing activity.  The Adviser also participates in the enforcement of the Funds’ market timing prevention policy by monitoring transaction activity in the Funds. The Adviser and the Transfer Agent currently monitor for various patterns in trading activity in client accounts, including omnibus accounts, such as a purchase and sale of shares of a Fund (a “round trip”) within 30 days, multiple round trips within several months, and four exchanges per quarter. These parameters are subject to change.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent excessive trading, there is no guarantee that the Funds or their transfer agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries. However, the Funds do attempt to review excessive trading at the omnibus level and work with each intermediary in enforcing the Funds’ policies and procedures if suspicious activity is detected. In addition, the Distributor has received assurances from each financial intermediary which sells shares of the Funds that it has procedures in place to monitor for excessive trading. If the Funds or their service providers find what they believe may be market timing activity in an omnibus account with respect to the Funds, they will contact management of the Funds, who will review the activity and determine what action, if any, the Funds will take. Possible actions include contacting the financial intermediary and requesting assistance in identifying shareholders who may be engaging in market timing activity, and restricting or rejecting future purchase or exchange orders with respect to shareholders found to be engaging in such activity. There are no assurances that the Funds or their service providers will successfully identify all omnibus accounts engaged in excessive trading, or that intermediaries will properly administer their excessive trading monitoring policies. If you invest in the Funds through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

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COMPLIANCE WITH APPLICABLE CUSTOMER IDENTIFICATION, VERIFICATION, AND
ANTI-MONEY LAUNDERING REQUIREMENTS

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: when you open an account, you will be asked to provide certain information, which includes your name, address, date of birth, and other information that will serve as a basis to establish your identity. This information is subject to verification. The Funds are required by law to reject your investment if the required identifying information is not provided.

In certain instances, a Fund, or a financial intermediary on behalf of a Fund, may be required to collect documents pursuant to certain applicable legal obligations. Documents provided in connection with your application will be used solely to establish and verify your identity. Attempts to collect missing information required on the application will be performed by contacting you or, if applicable, your broker or financial intermediary. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined after receipt of your application in proper form. However, a Fund reserves the right to close your account if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of a Fund. If a Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day’s price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until clearance of your original check. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

DIVIDENDS AND TAXES
DIVIDENDS

The Dividend & Income Fund, the Intermediate Fixed Income Fund and the Fixed Income Opportunities Fund declare and distribute investment income, if any, quarterly as a dividend to shareholders. The Emerging Markets Fund makes distributions of dividends and capital gains, if any, at least annually. If you own shares of a Fund on the relevant record date, you will be entitled to receive the distribution.

Following their fiscal year end (September 30), the Funds may make additional distributions to avoid the imposition of a tax.

Each Fund automatically reinvests your dividends and capital gains distributions in additional full or fractional shares, unless you instruct your financial intermediary or the Fund, as applicable, in writing prior to the date of the dividend or distribution of your election to receive payment in cash. Your election will be effective for all dividends and distributions paid after your written notice is received. To cancel your election, please send your written notice

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to your financial intermediary or the Fund, as applicable. Proceeds from dividends or distributions will normally be wired on the business day after dividends or distributions are credited to your account.

TAXES

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a Fund.

You will generally have to pay federal income taxes, as well as any state and local taxes, on distributions received from a Fund. If you sell Fund shares or exchange them for shares of another Fund, it is generally considered a taxable event.  The following table summarizes the tax status to you of certain transactions related to the Funds:

TRANSACTION	FEDERAL TAX STATUS
Redemption or exchange of shares	Usually capital gain or loss; long term only if shares owned more than one year
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income; certain dividends potentially taxable at long-term capital gain rates

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. Certain dividends may be treated as “qualified dividend income,” which for noncorporate shareholders is taxed at reduced rates for taxable years beginning before January 1, 2013. “Qualified dividend income” generally is income derived by a Fund from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends received from foreign corporations may be treated as qualified dividend income if the stock with respect to which the dividends are paid is readily tradable on an established U.S. securities market. A portion of the dividends received from a Fund (but none of the Fund’s capital gain distributions) may qualify for the dividends-received deduction for corporate shareholders.

You may want to avoid buying shares of a Fund when the Fund is about to declare a dividend or distribution because it will be taxable to you even though it may effectively be a return of a portion of your investment.
A Fund’s dividends and other distributions are generally treated as received by shareholders when they are paid. However, if any dividend or distribution is declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be treated as received by each shareholder on December 31 of the year in which it was declared.

After the end of the year, the Funds will provide you with information about the dividends and distributions you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, certain dividends that you receive from a Fund may be subject to federal withholding tax. To the extent that a Fund’s distributions consist of ordinary dividends or other payments that are subject to withholding, the Fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty).

If you do not provide the Funds with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013.

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Distributions derived from interest on U.S. government securities (but not distributions of gain from the sale of such securities) may be exempt from certain state and local taxes. Consult your tax adviser for restrictions and details.

More information about taxes is contained in the Funds’ SAI.

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FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Predecessor Funds’ performance for the periods shown.  Certain information reflects financial results for a single Predecessor Fund share.  “Total return” shows how much your investment in a Predecessor Fund would have increased or decreased during that period, assuming you had reinvested all dividends and distributions.  This information has been audited by ________________, Independent Registered Public Accounting Firm.  Their report and the Predecessor Funds’ financial statements are included in the Predecessor Funds’ 2011 Annual Report, which is available upon request.

	Dividend & Income Portfolio
	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	12/31/11	12/31/10	12/31/09		12/31/08	12/31/07

Net asset value, beginning of period	$26.73	$23.71	$20.87		$28.69	$29.72

Income from investment operations:
Net investment income	0.90 (2)	0.82 (2)	0.90		0.93	1.51 (1)
Net realized and unrealized gain (loss) on investments	1.46	3.24	2.94		(7.73)	(0.91)
Total from investment operations	2.36	4.06	3.84		(6.80)	0.60

Less distributions:
From net investment income	(0.88)	(0.81)	(0.87)		(0.93)	(1.51)
From net realized gain	–	–	–		–	(0.06)
Return of capital	(0.16)	(0.23)	(0.13)		(0.09)	(0.07)
Total distributions	(1.04)	(1.04)	(1.00)		(1.02)	(1.64)
Paid in capital from redemption fees	0.01	0.00 (3)	0.00	(3)	0.00 (3)	0.01
Net asset value, end of period	$28.06	$26.73	$23.71		$20.87	$28.69

Total Return	9.02%	17.48%	19.21%		(24.31)%	1.91%

Ratios/supplemental data:
Net assets, end of period (millions)	$107.0	$70.8	$59.1		$52.3	$74.5

Portfolio turnover rate	20.60%	16.17%	15.69%		6.80%	12.73%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.40%	1.35%	1.48%		1.39%	1.34%
After fees waived and expenses absorbed/recouped	1.40%	1.35%	1.47	%(4)	1.35%	1.35%

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed/recouped	3.27%	3.29%	4.24%		3.93%	5.14%
After fees waived and expenses absorbed/recouped	3.27%	3.29%	4.25%		3.97%	5.13%

(1)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	Net investment income per share is calculated by dividing net investment income by the average shares outstanding throughout the period.
(3)	Less than $0.01 per share.
(4)	Effective February 16, 2009, the expense cap was increased from 1.35% to 1.60%.

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	Intermediate Fixed Income Portfolio
	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	12/31/11	12/31/10	12/31/09		12/31/08	12/31/07

Net asset value, beginning of period	$25.89	$25.11	$24.68		$26.28	$26.14

Income from investment operations:
Net investment income	0.97 (1)	0.95	0.95		1.26	1.17
Net realized and unrealized gain (loss) on investments	(0.23)	0.79	0.44		(1.60)	0.14
Total from investment operations	0.74	1.74	1.39		(0.34)	1.31

Less distributions:
From net investment income	(0.95)	(0.96)	(0.96)		(1.26)	(1.17)
Net asset value, end of period	$25.68	$25.89	$25.11		$24.68	$26.28

Total Return	2.88%	7.01%	5.77%		(1.33)%	5.11%

Ratios/supplemental data:
Net assets, end of period (millions)	$108.0	$75.9	$61.6		$52.4	$56.0

Portfolio turnover rate	58.40%	52.39%	70.22%		47.41%	47.46%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.15%	1.12%	1.22%		1.17%	1.14%
After fees waived and expenses absorbed	1.15%	1.15%	1.12	%(2)	0.90%	0.90%

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	3.74%	3.82%	3.89%		4.63%	4.37%
After fees waived and expenses absorbed	3.74%	3.79%	3.99%		4.90%	4.61%

(1)	Net investment income per share is calculated by dividing net investment income by the average shares outstanding throughout the period.
(2)	Effective February 16, 2009, the expense cap was increased from 0.90% to 1.15%.

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	Fixed Income Opportunities Portfolio
	Year	Year	July 1, 2009(1)
	Ended	Ended	Through
	12/31/11	12/31/10	12/31/09

Net asset value, beginning of period	$27.34	$26.56	$25.00

Income from investment operations:
Net investment income(2)	1.58	1.79	0.76
Net realized and unrealized gain (loss) on investments	(1.02)	1.07	1.38
Total from investment operations	0.56	2.86	2.14

Less distributions:
From net investment income	(1.45)	(1.79)	(0.52)
From net realized gain	(0.29)	(0.29)	(0.06)
Total distributions	(1.74)	(2.08)	(0.58)
Net asset value, end of period	$26.16	$27.34	$26.56

Total Return	2.04%	11.10%	8.60	%(3)

Ratios/supplemental data:
Net assets, end of period (millions)	$497.7	$257.9	$166.2

Portfolio turnover rate	59.65%	61.60%	22.29	%(3)

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.16%	1.18%	1.21	%(4)
After fees waived and expenses absorbed	1.16%	1.18%	1.21	%(4)

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	5.80%	6.60%	5.82	%(4)
After fees waived and expenses absorbed	5.80%	6.60%	5.82	%(4)

(1)	Commencement of operations.
(2)	Net Investment income per share is calculated by dividing net investment income by the average shares outstanding throughout the period.
(3)	Not annualized.
(4)	Annualized.

40

Emerging Markets Portfolio
12/15/2011(1)
through
12/31/2011

Net asset value, beginning of period	$25.00

Income from investment operations:
Net investment loss(2)	(0.02)
Net realized and unrealized gain (loss) on investments	0.30
Total from investment operations	0.28

Less distributions:
From net investment income	–
From net realized gain	–
Total distributions	–
Net asset value, end of period	$25.28

Total Return(3)	1.12%

Ratios/supplemental data:
Net assets, end of period (millions)	$5.9

Portfolio turnover rate(3)	5.77%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed(4)	9.74%
After fees waived and expenses absorbed(4)	2.25%

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed(4)	(9.64)%
After fees waived and expenses absorbed(4)	(2.15)%

(1)	Commencement of operations.
(2)	Net Investment loss per share is calculated by using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Not annualized.
(4)	Annualized.

41

INDEX DESCRIPTIONS

The Standard & Poor’s (S&P) 500 Index represents 500 large U.S. companies.

The Dow Jones U.S. Select Dividend Index measures the performance of 100 leading U.S. dividend-paying companies.

The Credit Suisse Leveraged Loan Index is designed to mirror the investible universe of the $U.S.-dominated leverage loan market.

The Barclays Capital U.S. Aggregate Bond Index is comprised of U.S. Government, mortgage-backed, asset-backed, and corporate fixed income securities with maturities of one-year or more.

The Barclays Capital U.S. Corporate High Yield Bond Index covers the U.S.-dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market and includes securities with ratings by Moody’s, Fitch and S&P of Ba1/BB+/BB+ or below.

The Barclays Capital U.S. Intermediate Government/Credit Bond Index consists of publicly issued, dollar-denominated U.S. Government, agency, or investment grade corporate fixed income securities with maturities from 1 to 10 years, representing securities in the intermediate maturity range of the Barclays Capital Government/Credit Bond Index.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of May 30, 2011, the MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Funds’ performance.

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APPENDIX A – RATINGS OF INVESTMENT SECURITIES

Description ratings for Standard & Poor’s Ratings Services (“S&P”) and Moody’s Investors Service, Inc., (“Moody’s”)

Standard & Poor’s Rating Services

Long-Term Credit Ratings

AAA	Obligations rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Obligations rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A
Obligations rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

BBB
Obligations rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB
Obligations rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B
Obligations rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC
Obligations rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC	Obligations rated CC are currently highly vulnerable to nonpayment.

C
The rating C is typically applied to situations where a bankruptcy petition or similar action has been filed but payments on the obligation are being continued, or to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently being paid.

D	Obligations rated D are in default, and payment of interest and/or repayment of principal is in arrears.

S&P’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Short-Term Credit Ratings

An S&P short term credit rating is a current assessment of the likelihood of timely payment of obligations having an original maturity of no more than 365 days, including commercial paper.

43

A-1
This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3
Issues carrying this designation have an adequate capacity for timely payment. While they have adequate protection parameters, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B-1	Issues carrying this designation are regarded as having significant speculative characteristics, but the relative capacity for timely payment is a relatively strong.

B-2
Issues carrying this designation also are regarded as having significant speculative characteristics, and the relative capacity for timely payment is average compared to other speculative-grade obligors.

B-3	Capacity for timely payment on obligations with this designation is relatively weaker compared to other speculative-grade obligors.

C	This designation is assigned to short-term obligations with doubtful capacity for payment absent favorable business, financial and economic conditions.

D	Issues carrying this designation are in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service, Inc.

Long-Term Obligation Ratings

Aaa
Obligations which are rated Aaa are judged to be of highest quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Obligations which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A
Obligations which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa
Obligations which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such obligations lack outstanding investment characteristics and, in fact, may have speculative characteristics as well.

Ba	Obligations which are rated Ba are judged to have speculative elements and are subject to substantial credit risk; their future cannot be considered as well assured. Often the protection of

44

interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes obligations in this class.

B
Obligations which are rated B generally lack the characteristics of a desirable investment, i.e., they are considered speculative and are subject to high credit risk. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Obligations which are rated Caa are judged to be of poor standing. Such issues have present elements of danger with respect to principal or interest.

Ca
Obligations which are rated Ca present obligations which are speculative in a high degree. Such issues are often in or very near default or have other marked shortcomings with some prospect of recovery of principal and interest.

C
Obligations which are rated C are the lowest rated class of bonds, are typically in default, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below Caa. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Short-Term Ratings

Moody’s short-term ratings are assigned to issues, short-term programs or individual short-term debt instruments generally having an original maturity not exceeding 13 months, unless explicitly noted.

P-1
Issuers (or related supporting institutions) rated Prime-1 are the highest rating assigned by Moody’s. Issuers must have a superior capacity for repayment of short-term debt obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

P-2
Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term debt obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3
Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

NP	Issuers (or related supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

45

PRIVACY PRINCIPLES

CNI Charter Funds and its affiliates know our shareholders expect and rely upon us to maintain the confidentiality and privacy of all of the information about them in our possession and control. Maintaining the trust and confidence of our shareholders is our highest priority. We have adopted and published the CNI Charter Funds Statement of Privacy Principles to guide our conduct when we collect, use, maintain or release shareholder information and to assist our shareholders and others to better understand our privacy practices in general and as they apply to nonpublic personal information in particular. Certain information regarding the Funds’ Privacy Principles is summarized below.

We will obey all applicable laws respecting the privacy of nonpublic personal information and will comply with the obligations of the law respecting nonpublic personal information provided to us. We collect, use and retain the information, including nonpublic personal information, about our shareholders and prospective shareholders that we believe is necessary for us to understand and better meet their financial needs and requests, to administer and maintain their accounts, to provide them with our products and services, to anticipate their future needs, to protect them and us from fraud or unauthorized transactions, and to meet legal requirements.

We may share information regarding our shareholders with our affiliates as permitted by law because some of our products and services are delivered through or in conjunction with our affiliates. We instruct our colleagues to limit the availability of all shareholder information within our organization to those colleagues responsible for servicing the needs of the shareholder and those colleagues who reasonably need such information to perform their duties and as required or permitted by law.

We do provide shareholder information, including nonpublic personal information, to our vendors and other outside service providers whom we use when appropriate or necessary to perform and enhance our shareholder services. When we provide shareholder information to anyone outside our organization, we only do so as required or permitted by law. We require all of our vendors and service providers who receive shareholder information from us to agree to maintain the information in confidence, to limit the use and dissemination of the information to the purpose for which it is provided and to abide by the law. To the extent permitted by law, we undertake to advise a shareholder of any government or other legal process served on us requiring disclosure of information about that shareholder.

Except as stated above, we limit our disclosure of nonpublic personal information to third parties to the following circumstances: (i) when requested to do so by the shareholder; (ii) when necessary, in our opinion, to effect, administer, or enforce a shareholder initiated transaction; and (iii) when required or permitted to do so by law or regulation, including authorized requests from government agencies and if we are the victim of fraud or otherwise suffer loss caused by the unlawful act of the shareholder.

A full copy of the CNI Charter Funds’ Statement of Privacy Principles is available at www.cnicharterfunds.com. Should you have any questions regarding the Funds’ Privacy Principles, please contact your investment professional or the Funds at 1-888-889-0799.

46

FOR MORE INFORMATION

CNI CHARTER FUNDS

Additional information is available free of charge in the Statement of Additional Information (“SAI”) for the Funds. The SAI is incorporated by reference (legally considered part of this document). In the Annual Report for the Funds, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. Additional information about the Funds’ investments will be available in the Funds’ Annual and Semi-Annual Reports. To receive a free copy of this Prospectus, the SAI, or the Annual and Semi-Annual Reports, please visit the Funds’ website at www.cnicharterfunds.com or contact:

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456
1-888-889-0799

To reduce expenses, we may mail only one copy of the Funds’ Prospectus and each Annual and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-888-889-0799 (or contact your Authorized Institution, as applicable). We will begin sending you individual copies 30 days after receiving your request.

Information about the Funds may be reviewed and copied:

•	at the SEC’s Public Reference Room in Washington, D.C., which you may contact at 1-202-551-8090;

•	on the EDGAR database on the SEC’s website at www.sec.gov; or

•	by written request (including duplication fee) to the Public Reference Section of the SEC, Washington, D.C. 20549-1520 or by electronic request at publicinfo@sec.gov.

If you have questions about the Funds, please call 1-888-889-0799.

The Funds’ Investment Company Act file number: 811-07923.

47

STATEMENT OF ADDITIONAL INFORMATION

CNI CHARTER FUNDS
400 North Roxbury Drive, Beverly Hills, California 90210

INTERMEDIATE FIXED INCOME FUND Class N (_____) FIXED INCOME OPPORTUNITIES FUND Class N (_____)	DIVIDEND & INCOME FUND Class N (_____) EMERGING MARKETS FUND Class N (_____)

__________, 2012

Mutual fund shares are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation or any other governmental agency. Mutual fund shares are not bank deposits, nor are they obligations of, or issued, endorsed or guaranteed by City National Bank (“CNB”). Investing in mutual funds and other securities involves risks, including possible loss of principal.

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated __________, 2012, which may be amended from time to time (the “Prospectus”), for the Intermediate Fixed Income Fund, Dividend & Income Fund, Fixed Income Opportunities Fund and Emerging Markets Fund (each a “Fund” and collectively the “Funds”).

Each Fund is a series of CNI Charter Funds (the “Trust”), an open-end, management investment company. Audited financial statements for each of the Predecessor Funds (as defined in this SAI), as contained in the Annual Report to Shareholders of each of the Predecessor Funds for the fiscal years ended December 31, 2010,  and December 31, 2011, are incorporated herein by reference.

To obtain a free copy of the above-referenced Prospectus or Annual Reports, please call 1-888-889-0799 or visit www.cnicharterfunds.com.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Statement of Additional Information is not a prospectus.  This is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

TABLE OF CONTENTS

PREDECESSOR FUNDS	1
INVESTMENT TECHNIQUES AND RISK CONSIDERATIONS	1
INVESTMENT RESTRICTIONS	36
MANAGEMENT OF THE TRUST	37
PORTFOLIO TRANSACTIONS	52
DISTRIBUTIONS AND TAXES	54
SHARE PRICE CALCULATION	63
DISTRIBUTION PLAN	64
SHAREHOLDER SERVICES AGREEMENT	66
EXPENSES	67
CODES OF ETHICS	67
DISCLOSURE OF PORTFOLIO HOLDINGS	67
PROXY VOTING	68
GENERAL INFORMATION	69
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	70
PERFORMANCE INFORMATION	71
PURCHASE AND REDEMPTION OF SHARES	73
OTHER INFORMATION	75
FINANCIAL STATEMENTS	75
APPENDIX A – RATINGS OF INVESTMENT SECURITIES	A-1
APPENDIX B – PROXY VOTING POLICIES	B-1

i

PREDECESSOR FUNDS

Each of the Funds intends to commence operations on or about March __, 2013, the date of the acquisition of the assets and liabilities of each corresponding series (each a "Predecessor Fund" and collectively the "Predecessor Funds") of Rochdale Investment Trust, a registered  investment company organized on March 10, 1998, for  which  Rochdale Investment Management, LLC  ("Rochdale" or the "Investment Manager") serves as investment adviser.  Rochdale is an affiliate of CNB. As of the date of the acquisition, all of the holders of issued and outstanding shares of each Predecessor  Fund will  receive  Class N shares of the corresponding Fund.  Each Fund has the same investment objective, policies and strategies as the corresponding Predecessor Fund. As compared to the Funds, the Predecessor Funds had a different board of directors and some different service providers.  In addition, the Predecessor Funds' fiscal year ended December 31, while the Funds' fiscal year ends September 30.

Rochdale serves as  investment  adviser  to the Funds.  As the  investment adviser to the Fixed Income Opportunities Fund,  Rochdale  allocates  portions of the Fund's  assets among each of Seix Investment Advisors LLC, Federated Investment Management Company and GML Capital LLP (each a "Sub-Adviser" and collectively the  "Sub-Advisers") and any other sub-adviser which it may engage, subject to approval by the Trust's Board of Trustees. Rochdale also provides day-to-day portfolio management services to a portion of the Fund.

Each Fund other than the Emerging Markets Fund is a diversified fund, which means that it may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer and in not more than 10% of the outstanding voting securities of an issuer.  These limits do not apply to cash, Government securities, and securities of other investment companies. The Emerging Markets Fund is a non-diversified fund, which means it is not subject to the diversification requirements described above. However, the Emerging Markets Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

INVESTMENT TECHNIQUES AND RISK CONSIDERATIONS

The Prospectus describes the principal and material non-principal strategies and risks of investing in each Fund. This SAI provides additional information about the Funds’ principal strategies and risks and further describes non-principal strategies and risks of the Funds that an investor should also consider.

In recent years, the equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This caused a significant decline in the value and liquidity of many securities. These market conditions may continue or get worse. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these events.

PERMITTED INVESTMENTS

Investments by the Funds may include the following types of securities. With respect to the Emerging Markets Fund, references in this section to investments by a Fund include the Emerging Markets Fund’s direct investments as well as investments by its wholly-owned subsidiary).

Equity Securities. The Dividend & Income Fund and Emerging Markets Fund will (as a principal investment strategy), and the Intermediate Fixed Income Fund and Fixed Income Opportunities Fund may (as a non-principal investment strategy), invest in equity securities. Equity securities represent ownership interests in a company or corporation, and include common stock, preferred stock, warrants and other rights to acquire such instruments. Holders of equity securities are not creditors of the issuer and, in the event the issuer is liquidated, would be entitled to their pro rata share of the issuer’s asset, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid. Investments in equity securities in general are subject to market risks and fluctuation in value due to earnings, economic conditions and other factors that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the values of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.

Investments in small or middle capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small- or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, it ordinarily does not have voting rights and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.  The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.

Warrants and rights permit, but do not obligate, their holder to subscribe for other securities.  Warrants and rights are subject to the same market risk as stocks, but may be more volatile in price.  In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and will cease to have value if it is not exercised prior to its expiration date.

Fixed Income Securities.  The Intermediate Fixed Income Fund and Fixed Income Opportunities Fund will (as a principal investment strategy) and the Dividend & Income Fund and Emerging Markets Fund may (as a non-principal investment strategy) invest in fixed income securities. Fixed income securities are debt obligations issued by the U.S. Government and its agencies, corporations, municipalities and other borrowers. The market values of the Funds’ fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. These fluctuations will generally be greater for longer-term securities than for shorter-term securities. Investors should recognize that, in periods of declining interest rates, the returns of the Funds which invest in debt securities will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the returns of the Funds which invest in debt securities will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Funds from the continuous sale of their shares will likely be invested in portfolio instruments producing lower yields than the balance of the portfolios, thereby reducing these Funds’ current returns. In periods of rising interest rates, the opposite can be expected to occur. Changes in the ability of an issuer to make payments of interest and principal when due, in the market’s perception of the issuer’s creditworthiness, and in the rating of any fixed income security by NRSROs also affect the market value of that issuer’s debt securities. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect the Funds’ net asset values. See attached Appendix A for a discussion of fixed income ratings.

The Funds’ performance also may be affected by changes in market or economic conditions and other circumstances affecting the financial services industry. Government regulation of banks, savings and loan associations, and finance companies may limit both the amounts and types of loans and other financial commitments these entities can make and the interest rates and fees they can charge. The profitability of the financial services industry, which is largely dependent on the availability and cost of capital funds, has fluctuated in response to volatility in interest rate levels. In addition, the financial services industry is subject to risks resulting from general economic conditions and the potential exposure to credit losses.

ETFs.  The Fixed Income Opportunities Fund will (as a principal investment strategy), and each other Fund may (as a non-principal investment strategy), invest in exchange-traded funds (“ETFs”), which are registered investment companies that generally seek to track the performance of specific indices. ETFs, such as Barclays Global Investors’ iShares funds, Standard & Poor’s Depository Receipts (“SPDRs”), NASDAQ-100 Index Tracking Stock (“NASDAQ 100s”) and Dow Jones DIAMONDS (“Diamonds”), may be organized as open-end funds or as unit investment trusts (“UITs”). Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices. iShares, SPDRs, NASDAQ 100s and DIAMONDS are listed on the American Stock Exchange.

An ETF generally issues index-based investments in aggregations of 50,000 shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the applicable index (the “Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the Index and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon termination of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by the Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

A Fund’s investments in any ETF may be limited by the 1940 Act and SEC rules.  See “Investment Company Shares” below.

Corporate Bonds.  The Intermediate Fixed Income Fund and Fixed Income Opportunities Fund will (as a principal investment strategy) and the Dividend & Income Fund and Emerging Markets Fund may (as a non-principal investment strategy) invest in corporate bonds. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by shareholders, the corporation promises to pay bondholders interest and to repay the principal amount of the bond or note.

Low Grade, High Yield Debt. The Fixed Income Opportunities Fund will (as a principal investment strategy) and the other Funds may (as a non-principal investment strategy) invest in low grade, high yield debt. There is no bottom limit on the ratings of high yield securities that may be purchased or held by the Funds. In addition, those Funds may invest in unrated securities. Lower rated securities are defined as securities below the fourth highest rating category by an NRSRO, as discussed in Appendix A. Such obligations are speculative and may be in default.

Fixed income securities are subject to the risk of an issuer’s ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates.  Like all fixed income securities, the market values of high yield securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. The risk of loss because of default by issuers of high yield securities is generally greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness.  Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund’s adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, the Trust may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund’s net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund’s investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund.  Neither such event will require sale of the securities by the Fund, although the Investment Manager (or the relevant Sub-adviser) will consider the event in determining whether the Fund should continue to hold the security.

Variable and Floating Rate Instruments. The Fixed Income Opportunities Fund will (as a principal investment strategy) and the other Funds may (as a non-principal investment strategy) invest in variable and floating rate instruments. Certain of the obligations purchased by the Funds may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such obligations may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.

Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or at some other interval, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. While such instruments may provide a Fund with a certain degree of protection against rising interest rates, the Fund will participate in any declines in interest rates as well.  A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security.  The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Fund to dispose of a variable or floating rate note if the issuer defaults on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights.

Convertible Securities and Warrants. The Fixed Income Opportunities Fund will (as principal investment strategy), and the other Funds may (as a non-principal investment strategy) invest in convertible securities.  Each Fund may as a non-principal investment strategy invest in warrants. A convertible security is a fixed income security (a debt instrument or a preferred stock) which may be converted at a stated price or stated rate within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.  A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay fixed dividends. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Trust Preferred Securities. The Fixed Income Opportunities Fund will (as a principal investment strategy), and the other Funds may (as a non-principal investment strategy) invest in trust preferred securities, which are convertible preferred shares issued by a trust where proceeds from the sale are used to purchase convertible subordinated debt from the issuer. The convertible subordinated debt is the sole asset of the trust. The coupon from the issuer to the trust exactly mirrors the preferred dividend paid by the trust. Upon conversion by the investors, the trust in turn converts the convertible debentures and passes through the shares to the investors.

Commercial Paper and Other Short-Term Corporate Obligations.  Each Fund may as a non-principal investment strategy invest in commercial paper. Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. Other short-term corporate obligations include variable amount master demand notes, which are obligations that permit a Fund to invest at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. The value of commercial paper and other securities in the Funds’ portfolios may be adversely affected by the inability of the issuers (or related supporting institutions) to make principal or interest payments on the obligations in a timely manner. Such obligations frequently are not rated by credit rating agencies.

Section 4(2) Commercial Paper. Each Fund may as a non-principal investment strategy invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”). Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Services, “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc., or similarly rated by another NRSRO or if unrated, will be determined by the Investment Manager (or the relevant Sub-Adviser) to be of comparable quality. These rating symbols are described in Appendix A.

Illiquid Securities.  Each Fund may as a non-principal investment strategy invest in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Restricted securities are securities that may not be sold freely to the public absent registration under the 1933 Act, or an exemption from registration.

Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by NASDAQ. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in a Fund’s inability to dispose of such securities promptly or at favorable prices.

The Board has delegated the function of making day-to-day determinations of liquidity to the Investment Manager (or Sub-Adviser, if any) pursuant to guidelines approved by the Board. The Investment Manager (or Sub-Adviser, if any) will take into account a number of factors in reaching liquidity decisions, including, but not limited to: (1) the frequency of trades for the security, (2) the number of dealers willing and ready to purchase and sell the security, (3) whether any dealers have agreed to make a market in the security, (4) the number of other potential purchasers for the security, and (5) the nature of the securities and the nature of the marketplace trades. To the extent that the Investment Manager (or Sub-Adviser, if any), pursuant to the guidelines approved by the Board, determines a Rule 144A eligible security to be liquid, such a security would not be subject to a Fund’s percentage limit on illiquid securities investment.

No Fund will purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result of the purchase, more than 15% of the Fund’s net assets valued at the time of the transaction are invested in such securities. Each Fund will monitor the level of liquidity and take appropriate action, if necessary, to attempt to maintain adequate liquidity. The investment policy on the purchase of illiquid securities is non-fundamental.

Mortgage-Related Securities and Derivative Securities.  Each Fund may as a non-principal investment strategy invest in mortgage-related securities. A mortgage-related security is an interest in a pool of mortgage loans and can be considered a derivative security. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by the borrowers. Different types of these mortgage-related securities are subject to different combinations of prepayment, extension, interest rate and other market risks. Certain mortgage-related securities are subject to high volatility. The Funds use these securities in an effort to enhance return and as a means to make certain investments not otherwise available to the Funds.

If a Fund purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have similar effects on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

In general, mortgage loan repayments may be adversely affected by matters such as a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in high mortgage payments by holders of adjustable rate mortgages.  For  example, the value of mortgage-related securities has been adversely affected by the recent disruptions in the credit markets, the increase in the default rate on prime and subprime residential mortgages, and the overall decrease in residential home prices from the price levels reached during the 2003-2007 time period.  It is possible that, as a result of these and other circumstances, the value of mortgage-related securities will continue to be adversely affected for some time.  Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.  Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed-rate 30-year mortgages.  Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Agency Mortgage-Related Securities. The dominant issuers or guarantors of mortgage-related securities today are the Government National Mortgage Association (“Ginnie Mae”), Fannie Mae (formerly known as the Federal National Mortgage Association) and Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation). Ginnie Mae creates pass-through securities from pools of government-guaranteed or -insured (Federal Housing Administration or Veterans Administration) mortgages. Fannie Mae and Freddie Mac issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages. The principal and interest on Ginnie Mae pass-through securities are guaranteed by Ginnie Mae and backed by the full faith and credit of the U.S. Government. Fannie Mae guarantees full and timely payment of all interest and principal, and Freddie Mac guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Securities from Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government but are generally considered to offer minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of U.S. Government securities with comparable “lives” largely due to the risks associated with prepayment on the underlying mortgages.

Adjustable rate mortgage securities (“ARMs”) are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates determined in accordance with a predetermined interest rate index and which may be subject to certain limits. The adjustment feature of ARMs tends to lessen their interest rate sensitivity.

Mortgage-Related Securities – Ginnie Mae. Ginnie Mae is a wholly owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of, and interest on, securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a Ginnie Mae guarantee, the underlying collateral must be mortgages insured by the Federal Housing Administration (the “FHA”) under the Housing Act (“FHA Loans”), or Title V of the Housing Act of 1949, as amended (“VA Loans”), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under a guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Ginnie Mae pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

Mortgage-Related Securities – Fannie Mae. Fannie Mae is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. Fannie Mae was originally organized in 1938 as a U.S. Government agency to add greater liquidity to the mortgage market. Fannie Mae was transformed into a private sector corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. Fannie Mae acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae pass-through security represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The loans contained in those pools consist of one or more of the following: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable-rate mortgage loans; (5) other adjustable-rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) was appointed as the conservator of Freddie Mac and Fannie Mae for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator, the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent. During the conservatorship, each entity’s obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Department of Treasury, through a secured lending credit facility and a senior preferred stock purchase agreement, has attempted to enhance the ability of the entities to meet their obligations.

Mortgage-Related Securities – Freddie Mac. Freddie Mac is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended. Freddie Mac was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of Freddie Mac currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying Freddie Mac securities typically consist of fixed-rate or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must include whole loans, participation interests in whole loans and undivided interests in whole loans and participation in another Freddie Mac security.

See the discussion of Fannie Mae in the previous section for information about the 2008 appointment of FHFA as the conservator of Freddie Mac.

Privately Issued Mortgage-Related Securities. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and “CMOs” collateralized by mortgage-related securities issued by Ginnie Mae, Fannie Mae, Freddie Mac or by pools of conventional mortgages, multifamily or commercial mortgage loans.

Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, like the other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned amortization class CMOs (“PAC Bonds”) are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Privately issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than U.S. Government and agency mortgage-related securities because they offer no direct or indirect governmental guarantees. Many issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal, however. Some mortgage-related securities are offered through private placements that are restricted as to further sale and there may be a limited market for such securities, especially when there is a perceived weakness in the mortgage and real estate market sectors.  Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

In addition, privately issued mortgage-related securities are not subject to the underwriting requirements for the underlying mortgages that are applicable to mortgage-backed securities that have a government or government-sponsored entity guarantee.  As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics.  Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans.  The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans (loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans).   For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

Adjustable-Rate Mortgage-Related Securities. Because the interest rates on the mortgages underlying ARMs reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a Fund. Further, because of this feature, the value of ARMs is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. The Investment Manager expects that the amount of privately issued mortgage-backed securities that may be purchased by a Fund will not exceed 10% of the value of the Fund’s total assets, and the securities of any one such issuer purchased by a Fund will not exceed 5% of the value of the Fund’s total assets.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Mortgage Dollar Rolls.  In forward roll transactions, also known as mortgage “dollar rolls,” a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. A fund may enter into a mortgage dollar roll commitment with the intention of entering into an offsetting transaction whereby, rather than accepting delivery of the security on the specified future date, the fund sells the security and then agrees to repurchase a similar security at a later time. In this case, the fund forgoes interest on the security during the roll period and is compensated by the interest earned on the cash proceeds of the initial sale of the security and by the difference between the sale price and the lower repurchase price at the future date. At the time a fund enters into a mortgage dollar roll commitment, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the commitment. A fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

Mortgage dollar rolls involve the risk that the market value of the securities the fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, a fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund’s obligation to repurchase the securities.

Forward roll transactions may have a leveraging effect on a fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure.

CMO Residuals.  CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or, pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Stripped Mortgage Backed Securities.  Stripped mortgage backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs, POs and other mortgage securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets have not developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Other types of mortgage-related derivative securities include various types of structured securities with interest rates or, in some cases, principal payable at maturity that change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators (“references prices”).  A structured mortgage-backed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on the security is a multiple of the change in the reference price. Such securities may include interest only (“IO”) and principal only (“PO”) securities, floating rate and inverse floating rate securities, floating rate securities linked to the Cost of Funds Index (“COFI floaters”), floating rate securities that are subject to a maximum interest rate (“capped floaters”), dual index floaters (which are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates) and range floaters (the coupons on which are subject to reduction if a designated interest rate floats outside of a specified interest rate band or collar). These securities may be illiquid and their values may be very volatile.

Risks Associated with Prepayments. Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities in the Fund’s portfolio. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund, to the extent that it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of its previous investments. If this occurs, a Fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

Duration is one of the fundamental tools used by the Investment Manager or a Sub-Adviser in managing interest rate risks, including prepayment risks. Traditionally, a debt security’s “term to maturity” characterizes a security’s sensitivity to changes in interest rates “term to maturity,” however, measures only the time until a debt security provides its final payment, taking no account of pre-maturity payments. Most debt securities provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity, and some securities have call provisions allowing the issuer to repay the instrument in full before maturity date, each of which affects the security’s response to interest rate changes. “Duration” is considered a more precise measure of interest rate risk than “term to maturity.” Determining duration may involve the Investment Manager’s or a Sub-Adviser’s estimates of future economic parameters, which may vary from actual future values. Fixed income securities with effective durations of three years are more responsive to interest rate fluctuations than those with effective durations of one year. For example, if interest rates rise by 1%, the value of securities having an effective duration of three years will generally decrease by approximately 3%.

Asset-Backed Commercial Paper. The Fixed Income Opportunities Fund will (as a principal investment strategy) and the other Funds may (as a non-principal investment strategy) invest in asset-backed commercial paper (“ABCP”) and other Eligible Securities (as that term is defined below). ABCP is issued by structured investment vehicles or other conduits, and typically has an original term to maturity of up to 270 days.  Payment is supported by cash flows from large pools of assets with large numbers of revolving obligors, such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (e.g., credit card) agreements. The structured investment vehicles or other conduits issuing the ABCP are sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities.

The credit quality of most ABCP depends primarily on the credit quality of the underlying assets, how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated entities), and the amount and quality of any credit support provided to the securities. Payments or distributions of principal and interest on ABCP depend primarily on the cash collections received from the underlying asset portfolio and the conduit’s ability to issue new ABCP.  A fund investing in such securities may incur losses in the event or credit or market value deterioration in the underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP.  To protect investors from such risks, payment may also be supported  with various protections such as  credit enhancements, liquidity support, various forms of cash collateral accounts or letters of credit, and commercial paper stop-issuance and wind-down triggers.  However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP.  This may delay the sale of the underlying collateral and a fund may incur a loss if the value of the collateral deteriorates during the extension period.  Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP.  ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement.  The subordinated notes are typically of a lower credit quality and have a higher risk of default.

Asset-Backed Securities. The Intermediate Fixed Income Fund will (as a principal investment strategy) and the other Funds may (as a non-principal investment strategy) invest in asset-backed securities.  These types of securities represent a director or indirect participation in, or are secured by and payable from, cash flows from pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (e.g., credit card) agreements.

Payment of principal and interest on asset-back securities may largely depend upon the cash flows generated by the assets backing the securities.  In an effort to lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support. Credit support for asset-backed securities may be based on the underlying assets or credit enhancements provided by a third party.  Credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies, letters of credit obtained from third parties, various means of structuring the transaction, or a combination of such approaches. The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

Asset-backed securities are subject to the risk of prepayment. Prepayments of principal of asset-backed securities affect the average life of the asset-backed securities in a Fund’s portfolio. Prepayments are affected by the level of interest rates and other factors, including general economic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of asset-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, affecting the Fund’s yield. Thus, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates.

The values of asset-backed securities are affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and the exhaustion of any credit enhancement.  In its capacity as purchaser of an asset-backed security, a fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower.  Asset backed securities may present certain risks not relevant to mortgage-backed securities.  Assets underlying asset-backed securities such as credit card receivables are generally unsecured, and debtors are entitled to the protection of various state and federal consumer protection laws, some of which provide a right of set-off that may reduce the balance owed.

Asset-backed securities are relatively new and untested instruments and may be subject to greater risk of default during periods of economic downturn than other securities.  In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities, which may result in difficulty in valuing asset-backed securities.

Litigation Proceeds Purchase Contracts.  Among the asset-backed securities in which the Dividend & Income, Intermediate Fixed Income and Fixed Income Opportunities Portfolios may invest are securities backed by the income generated by “Litigation Proceeds Purchase Contracts” (“Litigation Advance Notes”).  The owner of such a contract is entitled to receive a specified sum of money when and if a “Claimant” (which term means an individual who has filed a lawsuit, is entitled to file a lawsuit, or has settled a lawsuit) and/or the Claimant’s attorney collects on the claim upon which the lawsuit is based.  Investments in Litigation Advance Notes involve a number of unique risks.  An investment in Litigation Advance Notes is highly speculative.  Litigation Advance Notes are illiquid as are the Litigation Proceeds Purchase Contracts backing them, and cannot be readily sold.  Additionally, the market for Litigation Proceeds Purchase Contracts is relatively new and evolving.  Because there is no readily available market price for the Litigation Advance Notes, and the calculation of each Portfolio’s net asset value involves many assumptions, valuations assigned to the Litigation Advance Notes in accordance with procedures adopted by the Trust may be inaccurate.  In the event that payments are not generated by the Litigation Proceeds Purchase Contracts backing the Litigation Advance Notes as expected, payments due to the Portfolios under the Litigation Advance Notes may not be made.

Litigation Proceeds Purchase Contracts involve significant risks that may result in the loss of a significant portion of any investment made by a contract owner.  A Claimant or the Claimant’s counsel may fail to collect sufficient proceeds in connection with a claim to allow payment under the Litigation Proceeds Purchase Contract.  Cases underlying a contract may not result in the expected payout due to difficulties associated with the process by which cases are selected for investment (e.g., improper selection criteria, improper application of selection criteria or that information material to the origination process is unavailable at the time of case selection).  Persons against whom a claim is asserted (or their insurers) may be unable or unwilling to satisfy such payment obligations.  Litigation Proceeds Purchase Contracts must be effectively administered and the underlying cases monitored.  Necessary services may include, without limitation, custody of the documents evidencing the rights of the contract owner, monitoring the progress of cases and payments received by Claimants or their attorneys, and monitoring potential changes in the legal and regulatory environment relating to Litigation Proceeds Purchase Contracts.  A lack of proper servicing can increase the risk that a Claimant or counsel has failed to make timely payments of litigation proceeds or otherwise honor obligations under the contract, without this fact being brought to the attention of the contract owner.  A contract may not be enforced with respect to any case as a result of changes in applicable law or public policy and/or a specific term of a contract may not be enforced by courts or may otherwise violate applicable law.

The various transactions and legal processes involved in the origination, transfer and servicing of litigation proceeds purchase contracts occur in the context of a highly regulated legal environment.  Relevant laws and regulations are subject to constant change.  Law and professional regulations (including ethics regulations) associated with acquiring or otherwise taking a financial position or commercial interest with respect to a lawsuit is particularly complex and uncertain.  Various jurisdictions prohibit or restrict purchasing claims from claimants, assigning certain kinds of claims, and/or participating in a lawyer’s contingent fee interests (including ethical rules against sharing fees with lawyers and non-lawyers).  In addition, some jurisdictions do not have a specific law in place validating the legality of litigation proceeds purchase contracts.  This lack of legislation or regulation provides the opportunity for new legislation or regulation to be introduced which may make impermissible or otherwise limit the ability to make such advances within the state.  Although the Adviser believes that any such new law would likely not be applied retroactively to currently existing contracts, there can be no guarantee that retroactive application will not be attempted.  Claimants may also change residences and cases may be transferred during the course of litigation to jurisdictions that do not permit such transactions and/or in which there is a higher degree of uncertainty regarding such transactions. In certain jurisdictions, such as California, while no binding court decisions specifically disapprove of the practice, a court may still decline to enforce such arrangements if, for example, there is an indication that a non-party to a claim is in any way controlling the prosecution of that lawsuit, or if it appears that a non-lawyer is unlawfully engaged in the practice of law, or if the arrangement otherwise offends the public policy of the jurisdiction.  To the extent that any Claimants move to states in which such contracts are illegal or unenforceable, the litigation proceeds expected to be generated by the pool of underlying contracts may be adversely affected.

In addition, lending and usury laws, contracts laws, bankruptcy considerations, and federal tax legislation, among other legal factors, also may play a significant role in the purchase, pledge or enforcement of Litigation Proceeds Purchase Contracts. The lack of specific authority provides the opportunity for future legislative activity, judicial determination or attorney general interpretation to deem that Litigation Proceeds Purchase Contracts are either impermissible or require some form of licensure by the issuer or otherwise violate lending or usury laws.  However, the Advisor is unaware of any such current limitation, finding, interpretation, requirement or violation applicable to the Litigation Proceeds Purchase Contracts underlying any Litigation Advance Notes held by the Funds.

Variable Rate Demand Notes.  Each Fund may as a non-principal investment strategy invest in variable rate demand notes (“VRDNs”). VRDNs generally are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30-, 60-, 90-, 180-, or 365-day intervals. The interest rates are generally adjustable at intervals ranging from daily to one year. Adjustment formulas are designed to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments typically are based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

The Funds also may invest in VRDNs in the form of participation interests (“Participating VRDNs”) in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank (“institution”). Participating VRDNs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the institution upon a specified number of days’ notice, not to exceed seven. In addition, the Participating VRDN is backed by an irrevocable letter of credit or guaranty of the institution. A Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

Participating VRDNs may be unrated or rated, and their creditworthiness may be a function of the creditworthiness of the issuer, the institution furnishing the irrevocable letter of credit, or both. Accordingly, these Funds may invest in such VRDNs, the issuers or underlying institutions of which the Investment Manager (or Sub-Adviser, if any) believes are creditworthy and satisfy the quality requirements of these Funds. The Investment Manager (or Sub-Adviser, if any) periodically monitors the creditworthiness of the issuer of such securities and the underlying institution.

During periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted by governmental authorities to attempt to deal with them, interest rates have varied widely. While the value of the underlying VRDN may change with changes in interest rates generally, the variable rate nature of the underlying VRDN should minimize changes in the value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. Some VRDNs have minimum or maximum rates, or maximum rates set by state law, which limit the degree to which interest on such VRDNs may fluctuate; to the extent they do, increases or decreases in value may be somewhat lesser than would be the case without such limits. Because the adjustment of interest rates on the VRDNs is made in relation to movements of various interest rate adjustment indices, the VRDNs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VRDNs may be higher or lower than current market rates for fixed-rate obligations of comparable quality with similar maturities.  VRDNs may earn lower yields than other types of fixed income securities in which the Funds invest.

Exchange-Traded Notes.  Each Fund may as a non-principal investment strategy invest in exchange-traded notes (“ETNs”) . ETNs are unsecured debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indices. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The Fund will generally invest in ETNs which are linked to commodities indices. The Fund’s investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction.  Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.

Foreign Securities. The Fixed Income Opportunities Fund and Emerging Markets Fund will (as a principal investment strategy) and the Dividend & Income Fund and Intermediate Fixed Income Fund may (as a non-principal investment strategy) invest in securities issued by companies organized or principally doing business in foreign countries and by governments of foreign countries.

ADRs, EDRs and GDRs.  Each Fund may as a non-principal investment strategy make foreign investments by investing in American Depositary Receipts (“ADRs”).  The Multi-Asset Fund may invest in ADRs, European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), other similar global instruments available in emerging markets, other securities convertible into securities of eligible issuers, and other types of foreign securities, and the U.S. Core Equity Fund may invest in ADRs and securities of foreign issuers registered on the NYSE or NASDAQ.  ADRs, EDRs and GDRs may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are publicly trades on exchanges or over-the-counter in the United States, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. In addition, in a sponsored ADR arrangement the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement the depository’s transaction fees are paid by the ADR holders.  For purposes of a Fund’s investment policies, a Fund’s investments in ADRs, EDRs and similar instruments will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted.

Economic, Political and Social Factors.  Certain foreign countries may be subject to a greater degree of economic, political and social instability than the United States. Such instability my result from, among other things, authoritarian governments or military involvement in political and economic decision making; popular unrest associated with demands for improved economic, political and social conditions; internal insurgencies; hostile relations with neighboring countries; and ethnic, religious and racial conflict. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payment position. Foreign investments also involve the possibility of expropriation, nationalization or confiscatory taxation; taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country and repatriation of investments); and default in foreign government securities. Such economic, political and social instability could significantly disrupt the financial markets in such countries, the values of foreign investments, and the ability of the issuers in such countries to repay their obligations.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets.  In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region.  The severity or duration of these conditions may also be affected if one or more countries leave the euro currency or by other policy changes made by governments or quasi-governmental organizations.

Foreign Securities Markets and Regulations.  There is often less publicly available information about foreign issuers than those in the United States. Foreign companies are often not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. In certain countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Further, the Funds may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts.

Brokerage commissions, fees for custodial services and other costs relating to investments in other countries are generally greater than in the United States. Foreign markets have different clearance and settlement procedures from those in the United States, and certain markets have experienced times when settlements did not keep pace with the volume of securities transactions, which resulted in settlement difficulty. The inability of a Fund to make intended security purchases due to settlement difficulties could cause it to miss attractive investment opportunities. Any delay in selling a portfolio security due to settlement problems could result in loss to a Fund if the value of the portfolio security declined, or result in claims against a Fund if it had entered into a contract to sell the security. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.  The less liquid a market, the more difficult it may be for a Fund to accurately price its portfolio securities or to dispose of such securities at desirable times.

Foreign Currencies.  Certain securities in which the Funds invest may be denominated in foreign currencies, the values of which will be affected by changes in currency exchange rates and exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of a foreign currency against the U.S. Dollar will result in a corresponding change in the U.S. Dollar value of the Fund’s securities denominated in the currency. Such changes also affect the Fund’s income and distributions to shareholders. The Fund may be affected either favorably or unfavorably by changes in the relative rates of exchange among the currencies of different nations, and the Fund may therefore engage in foreign currency hedging strategies. Such strategies, however, involve certain transaction costs and investment risks, including dependence upon the Investment Manager’s ability to predict movements in exchange rates.

Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as viewed from an international perspective.  Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Some countries in which the Funds may invest may also have fixed or managed currencies that are not freely convertible at market rates into the U.S. Dollar. Certain currencies may not be internationally traded. A number of these currencies have experienced steady devaluation relative to the U.S. Dollar, and such devaluations in the currencies may have a detrimental impact on a Fund. Many countries in which a Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates may have negative effects on certain economies and securities markets. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. Certain countries also limit the amount of foreign capital that can be invested in their markets and local companies, creating a “foreign premium” on capital investments available to foreign investors such as the Funds. A Fund may pay a “foreign premium” to establish an investment position which it cannot later recoup because of changes in that country’s foreign investment laws.

The Funds may endeavor to buy and sell foreign currencies on favorable terms. Some price spreads on currency exchange (to cover service charges) may be incurred, particularly when the Funds change investments from one country to another or when proceeds from the sale of shares in U.S. Dollars are used for the purchase of securities in foreign countries. The Funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, and by exchange control regulations, as well as indigenous economic and political developments.

The Investment Manager (and each Sub-Adviser, as relevant) considers at least annually the likelihood of the imposition by any foreign government of exchange control restrictions that would affect the liquidity of the Funds’ assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Investment Manager (and each Sub-Adviser, as relevant) also considers the degree of risk attendant to holding portfolio securities in domestic and foreign securities depositories.

Emerging Market Securities. The Fixed Income Opportunities Fund and Emerging Markets Fund will (as a principal investment strategy) and the Dividend & Income Fund may (as a non-principal investment strategy) invest in securities of companies in emerging markets. Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries, such as many of the countries of Asia, Latin America, Eastern Europe, Africa, and the Middle East. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

The economies of many of these countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries. Many of these countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.

In certain of these countries, severe and persistent levels of inflation, including, in some cases, hyperinflation, have, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. The political history of certain of these countries has also been characterized by political uncertainty, intervention by the military in civilian and economic spheres (including expropriation, nationalization and confiscation of assets and property, and restrictions on foreign investments and on repatriation of capital invested) and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets. A number of these countries are highly dependent on foreign loans for their operation. There have been moratoria on, and reschedulings of, repayment with respect to many countries’ debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Investments in India Through Mauritius.  The Emerging Markets Fund currently intends to invest either directly in securities, or indirectly in securities through Rochdale Emerging Markets (Mauritius) (the “Subsidiary”). To the extent that the Fund invests through the Subsidiary, an investment in the Fund will be an indirect investment in the Subsidiary.  Descriptions in this SAI of investment restrictions, securities and transactions, and their associated risks, generally refer to both investments made directly and indirectly through the Subsidiary.

To the extent that the Fund seeks to invest in Indian securities, the Fund currently intends to operate through the Subsidiary, an entity formed in the Republic of Mauritius and regulated by the Mauritius Financial Services Commission.  The Mauritius Financial Services Commission does not vouch for the financial soundness of the Subsidiary or for the correctness of any statements made or opinions expressed with regard to the Subsidiary.  The Subsidiary is considered an “expert fund” by the Mauritius Financial Services Commission, available only to “expert investors” such as the Fund. As an investor in the Subsidiary, the Fund is not protected by any statutory compensation arrangements in Mauritius in the event of the Subsidiary’s failure.

Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree.  In India, only certain “Foreign Institutional Investors” (“FIIs”) and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities (and securities to be listed, or those approved on the over-the-counter exchange of India).  The Subsidiary is registered with the Securities and Exchange Board of India (“SEBI”) as a “Sub-Account” of the Adviser, to utilize the Adviser’s registration as an FII with SEBI.  However, the Subsidiary must still seek renewal of this status every three years, and both the Adviser and the Subsidiary will be required to fulfill any conditions imposed by SEBI.  There can be no guarantee that regulatory approval will be forthcoming, or that the Adviser and the Subsidiary will be able to fulfill any conditions imposed by SEBI.  The investment by the Subsidiary in Indian securities is therefore dependent on its continued registration as a Sub-Account of the Adviser and on the Adviser’s continued registration as a FII.  Any loss of either such registration could result in mandatory divestment by the Subsidiary.

The Subsidiary has elected to be treated as a disregarded entity for United States federal income tax purposes.  Therefore, the income, assets and activities of the Subsidiary are treated as those of the Fund.  Investments made by the Subsidiary in Indian securities are treated as investments by the Fund, and dividends and distributions received by the Subsidiary on these investments are treated as having been received by the Fund.  Any investment made by the Fund in the Subsidiary, and any distributions by the Subsidiary to the Fund are disregarded as the Subsidiary is not treated as an entity separate from the Fund.  The Fund will invest in the Subsidiary through daily subscriptions and redemptions of the Subsidiary’s Participating Shares.

Participation Certificates.  The Emerging Markets Fund may invest in participation certificates as a non-principal investment strategy. Participation certificates are issued by banks or broker-dealers and are designed to replicate the performance of certain non-U.S. companies traded on non-U.S. exchanges.  Participation certificates are a type of equity-linked derivative which generally are traded over-the-counter. Even though a participation certificate  is intended to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain or lose more in absolute terms than they would have made or lost had they invested in the underlying securities directly, the performance results of participation certificates will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses.  Investments in participation certificates involve risks normally associated with a direct investment in the underlying securities. In addition, participation certificates are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Fund. Participation certificates constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them, and the Fund will rely on the creditworthiness of such banks or broker-dealers and will have no rights under a participation certificate against the issuers of the securities underlying such participation certificate.

Hedge Funds.  Each Fund may as a non-principal investment strategy  invest in private investment funds (“Hedge Funds”) managed by various investment managers (“Managers”) that use a variety of investment strategies, including investment in other Hedge Funds. By investing in Hedge Funds indirectly through a Fund, an investor indirectly bears a portion of the asset-based fees, incentive-based allocations and other expenses borne by the Fund as an investor in Hedge Funds, in addition to the operating expenses of the Fund. The incentive-based allocations assessed by Managers and borne directly by the Fund may create an incentive for Managers to make investments that are riskier or more speculative than those that might have been made in the absence of incentive-based allocations. In addition, because an incentive-based allocation will generally be calculated on a basis that includes unrealized appreciation of a Hedge Fund’s assets, the allocation may be greater than if it were based solely on realized gains. Because the Managers value the Hedge Funds they manage, which directly affects the amount of incentive-based allocations they receive, Managers face a conflict of interest in performing such valuations. Each Manager will receive any incentive-based allocations to which it is entitled irrespective of the performance of the other Hedge Funds and the Fund generally. Accordingly, a Manager that manages a Hedge Fund with positive performance may receive incentive-based compensation from the Fund, which will be borne indirectly by the Fund’s shareholders, even if the Fund’s overall returns are negative. Various risks are associated with the securities and other instruments in which Hedge Funds may invest their investment strategies and the specialized investment techniques they may use.

Hedge Funds are not registered as investment companies under the 1940 Act. Therefore, the Fund, as an investor in Hedge Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds. To the extent the Fund invests in a Hedge Fund that allows its investors to effect withdrawals only at certain specified times, the Fund may not be able to withdraw its investment in such Hedge Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Fund’s investment return. To the extent the Fund invests in a Hedge Fund that is permitted to distribute securities in kind to investors making withdrawals, upon the Fund’s withdrawal of all or a portion of its interest in such Hedge Fund the Fund may receive securities that are illiquid or difficult to value.

Short Sales. Each Fund may as a non-principal investment strategy engage in short sales of securities as a part of their overall portfolio management strategy. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. At the time a short sale is effected, the Fund incurs an obligation to replace the borrowed security at its price at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. Any gain will be decreased, and any loss increased, by the transaction costs incurred in effecting the short sale.

Until the security is replaced, the Fund may be required to pay the lender amounts equal to any dividend or interest which accrues during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed. Until the Fund closes its short position or replaces the borrowed security, the Fund will (a) maintain cash or liquid securities at such levels that the amount so maintained plus the amount deposited with the broker as collateral will equal the current value of the security sold short, or (b) otherwise cover the Fund’s short position.

Investment Company Shares. The Fixed Income Opportunities Fund (as a principal investment strategy) and the other Funds (as a non-principal investment strategy) may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI. Investment companies in which a Fund invests typically incur fees that are separate from those fees incurred directly by the Fund. The Funds’ purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. The Funds limit investments in securities issued by other investment companies in accordance with the 1940 Act and SEC rules. Generally, under the 1940 Act, a Fund may invest its assets in any investment company, as long as the Fund and its affiliated persons own no more than 3% of the outstanding voting stock of the acquired investment company. In addition, any acquisitions of investment company shares by any affiliated underlying funds are subject to the following restrictions: (a) no more than 5% of the affiliated underlying fund’s total assets may be invested in any one investment company, and (b) an affiliated underlying fund’s investments in all investment companies is limited to 10% of the Fund’s total assets. These restrictions may not apply to the Fund’s investments in money market mutual funds, if the Fund’s investments fall within the exceptions set forth under SEC rules.

Master Limited Partnerships (MLPs).  The Dividend & Income Fund may as a non-principal investment strategy invest in master limited partnerships (“MLPs”).  An MLP is an entity receiving partnership taxation treatment under the Code, and whose interests or “units” are traded on securities exchanges like shares of corporate stock. A typical MLP consists of a general partner and limited partners; however, some entities receiving partnership taxation treatment under the Code are established as limited liability companies. The general partner manages the partnership has an ownership stake in the partnership (typically a 2% general partner equity interest and additional common units and subordinated units), and in many cases is eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership, and are entitled to receive cash distributions with respect to their units. An MLP typically pays an established minimum quarterly distribution to common unit holders, as provided under the terms of its partnership agreement. Common units have arrearage rights in distributions to the extent that the MLP fails to make minimum quarterly distributions. Once the MLP distributes the minimum quarterly distribution to common units, subordinated units then are entitled to receive distributions of up to the minimum quarterly distribution, but have no arrearage rights. At the discretion of the general partner, any distributable cash that exceeds the minimum quarterly distribution that the MLP distributed to the common and subordinated units is then distributed to both common and subordinated units, typically on a pro rata basis. Incentive distributions are often paid to the general partner such that as the distribution to limited partnership interests increases, the general partner may receive a proportionately larger share of the total distribution. Incentive distributions are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership’s cash flow and increase distributions to the limited partners.

To qualify as an MLP for U.S. federal income tax purposes, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities, and gain from the sale or other disposition of a capital asset held for the production of such income.  Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. Currently, most MLPs operate in the energy, natural resources, or real estate sectors. The Fund anticipates that a substantial portion of the MLP entities in which the Fund invests will be engaged primarily in the energy industry. The Fund may, however, invest in MLP entities in any sector of the economy. Due to their federal income tax treatment as partnerships, MLPs generally do not pay income taxes, but investors holding interests in MLPs are generally subject to tax on their shares of the MLPs’ income and gains.

Holders of MLP units are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the unitholders to take certain action under the limited partnership agreement would constitute “control” of the business of that MLP, or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state.

Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues.  If their parent or sponsor entities were to fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and the ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.

Zero Coupon Bonds. The Fixed Income Opportunities Fund (as a principal investment strategy) and the other Funds (as a non-principal investment strategy) may invest in zero coupon securities, which are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity, a specified redemption date or a cash payment date. The securities are redeemed at face value on the specified maturity date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities are generally more volatile than the market prices of interest-bearing securities and respond more to changes in interest rates than interest-bearing securities with similar maturities and credit qualities. The “original issue discount” on the zero coupon bonds must be included ratably in the income of the Fund as the income accrues even though payment has not been received. The Funds nevertheless intend to distribute amounts of cash equal to the currently accrued original issue discount, and this may require liquidating other securities at times the Funds might not otherwise do so and may result in capital loss.

Pay-In-Kind Bonds. The Fixed Income Opportunities Fund (as a principal investment strategy) and the other Funds (as a non-principal investment strategy) may invest in pay-in-kind bonds as a non-principal investment strategy. These are securities which, at the issuer’s option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

REITs. The Dividend & Equity Fund may invest in real estate investment trusts (“REITs”) as a principal investment strategy. REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with statutory requirements relating to its organization, ownership, assets and income, and with an additional statutory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through a Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may fail to qualify for its expected tax treatment under the Code or may fail to maintain exemption from registration under the 1940 Act.

Privatizations. Each Fund may as a non-principal investment strategy invest in “privatizations” – foreign governmental programs of selling interests in government-owned or -controlled enterprises – which may represent opportunities for significant capital appreciation. The ability of U.S. entities, such as these Funds, to participate in privatizations may be limited by local law, or the terms for their participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be successful.

Special Situations. Each Fund may as a non-principal investment strategy invest in “special situations” – joint ventures, cooperatives, partnerships, private placements, unlisted securities and similar vehicles. The Investment Manager believes that carefully selected special situations could enhance the Funds’ capital appreciation potential. The Funds also may invest in certain types of vehicles or derivative securities that represent indirect investments in foreign markets or securities in which it is impracticable for the Funds to invest directly. Investments in special situations may be illiquid, as determined by the Investment Manager (or Sub-Adviser, if any) based on criteria reviewed by the Board.

Forward Foreign Currency Contracts.  Each Fund may as a non-principal investment strategy enter into forward foreign currency contracts. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. The Funds may enter into contracts to sell, for a fixed amount of U.S. Dollars or other appropriate currency, the amount of foreign currency approximately equal to the value of some or all of the securities of the Funds denominated in such foreign currency.  Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.  The cost to a Fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.  Because such contracts are entered into on a principal basis, no fees or commissions are involved.

By entering into forward foreign currency contracts, the Funds will seek to protect the value of their investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. These Funds may realize gains or losses from currency transactions.

If a Fund engages in a forward currency contract with respect to particular securities, the precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the non-U.S. currency, will change after the contract has been established.  Thus a Fund might need to purchase or sell non-U.S. currencies in the spot (cash) market to the extent such non-U.S. currencies are not covered by forward currency contracts.

Pursuant to Section 18 of the 1940 Act and SEC staff interpretations thereunder, for forwards that are not contractually required to “cash settle,” a Fund must cover its open positions by segregating liquid assets equal to the contracts’ full notional value. For forwards that are contractually required to cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the notional value.

Municipal Securities. The Fixed Income Opportunities Fund (as a principal investment strategy) and the Dividend & Income Fund and Intermediate Fixed Income Fund (as a non-principal investment strategy) may invest in municipal securities. Municipal securities consist of (1) debt obligations issued by state and local governments or by public authorities to obtain funds to be used for a wide variety of public facilities, for refunding outstanding obligations, for general operating expenses, for lending such funds to other public institutions and facilities, and in anticipation of the receipt of revenue or the issuance of other obligations, and (2) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities.  General debt obligation securities are backed by the taxing power of the issuing municipality. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.  Revenue obligations are backed by the revenue of a project or facility (for example, tolls from a toll bridge) or class of facilities, or in some cases from the proceeds of a special excise tax or other specific revenue source.  Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source.  Revenue securities include private activity bonds and industrial development obligations which are not payable from the unrestricted revenues of the issuer.  The payment of principal and interest on private activity and industrial development obligations generally depends solely on the ability of the revenues generated by the use of the specified facilities. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities.  If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal securities generally have a lower yield than taxable securities.  Because the Funds do not expect to meet the requirements to be tax-exempt funds, Fund shareholders will not receive the benefit of any tax exempt interest.

Municipal Leases. Municipal lease obligations are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities. Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. Specifically, in the state of California there are often legal covenants to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years if the project is not available for use and occupancy. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.  Because the Funds do not expect to meet the requirements to be tax-exempt funds, Fund shareholders will not receive the benefit of any tax exempt interest.

Municipal Notes. Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes, and construction loan notes. The maturities of the instruments at the time of issue will generally range from 90 days to 397 days. Because the Funds do not expect to meet the requirements to be tax-exempt funds, Fund shareholders will not receive the benefit of any tax exempt interest.

Private Activity and Industrial Development Bonds.  Private activity and industrial development bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or -operated facilities for business and manufacturing, housing and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other categories. The payment of the principal and interest on such bonds is secured primarily by revenues derived from loan repayments or lease payments by entity owning or operating the facility, which may or may not be guaranteed by a parent company or otherwise secured.  Such bonds generally are not secured by a pledge of the taxing power of the issuer of the bonds, and therefore depend on the revenue of a private entity.  The continued ability of such an entity to generate sufficient revenues for the payment of principal and interest on such bonds may be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the extent of the entity’s dependence on revenues from the operation of the particular facility being financed, and may be dependent solely on the revenues generated by the use of the facility.  The interest paid on private activity or industrial development bonds are generally exempt from federal income tax.  However, because the Funds do not expect to meet the requirements to be tax-exempt funds, Fund shareholders will not receive the benefit of any tax exempt interest.

Derivatives.  Each Fund may as a non-principal investment strategy (except that the Fixed Income Opportunities Fund may invest in swaps as a principal investment strategy) use various types of derivatives (“Financial Instruments”) for various reasons, including as a substitute for other investments, to attempt to enhance a portfolio’s total return or yield, or to hedge or otherwise alter the investment characteristics of a portfolio.  Except as otherwise provided in its prospectus, this SAI or by applicable law, each such Fund may purchase and sell any type of Financial Instrument, including those which may become available in the future as the Investment Manager or a Sub-Adviser develops new techniques and as new Financial Instruments or other techniques are developed.  As with any other investment or investment technique, any such Fund may choose not to make use of derivatives for a variety of reasons (including cost considerations), and there can be no assurance that any derivatives strategy employed will be successful.

The use of Financial Instruments may be limited by applicable law and any applicable regulations of the SEC, the Commodity Futures Trading Commission (“CFTC”), or the exchanges on which some Financial Instruments may be traded.  In addition, recent legislation calls for new regulation of the derivatives markets.  The extent and impact of the regulation is not yet known and may not be known for some time.  Any new regulations could adversely affect the value, availability, and performance of derivative instruments, may make them more costly, and may limit or restrict their use by a Fund.

Summary of Certain Risks. The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to a fund. In general, the use of Financial Instruments may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to a fund. As noted above, there can be no assurance that any derivatives strategy will succeed.

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Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon an adviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency. Even if the adviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.

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A fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments.  Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against a fund’s position, the fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to a fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If a fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the fund will continue to be subject to investment risk on the assets. Segregation, cover, margin and collateral requirements may impair a fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

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A fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or a fund is not successful in its negotiations, the fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. A fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, a fund continues to be subject to investment risk on the Financial Instrument. A fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.

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Certain Financial Instruments transactions may have a leveraging effect on a fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When a fund engages in transactions that have a leveraging effect, the value of the fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than a fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

•	Many Financial Instruments may be difficult to value or may be valued subjectively. Inaccurate valuations can result in increased payment requirements to counterparties or a loss of value to a fund.

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Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (or “OTC”) options and swaps, may be considered illiquid and therefore subject to a fund’s limitation on investments in illiquid securities.

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In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in a fund incurring substantial losses and/or not achieving anticipated gains.

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Hedging strategies can reduce opportunity for gain by offsetting the positive effect of favorable price movements. Even if the strategy works as intended, a fund might be in a better position had it not attempted to hedge at all.

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Financial Instruments transactions used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. If a fund enters into a derivatives transaction as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the derivatives transaction itself.

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Certain Financial Instruments transactions involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

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Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such OTC derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result a fund bears greater risk of default by the counterparties to such transactions. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

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Swap contracts involve special risks. Swaps may in some cases be illiquid. In the absence of a central exchange or market for swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Credit default swaps involve additional risks. For example, credit default swaps increase credit risk since a fund has exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap.

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Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. The risk of operational failures may be higher for OTC derivatives transactions. For derivatives not guaranteed by an exchange, a fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, disagreements as to the meaning of contractual terms and litigation, in enforcing those remedies.

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Financial Instruments transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States also are subject to the risks affecting foreign securities, currencies and other instruments.

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Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.

•	Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders.

Swap Agreements. The Fixed Income Opportunities Fund (as a principal investment strategy) and the other Funds (as a non-principal investment strategy) may invest in swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon measures such as prices, interest rates or indices. The nominal amount on which these cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, a swap agreement has a fixed maturity date that is agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund will cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

Options on Securities, Securities Indices and Currencies.  Each Fund may as a non-principal investment strategy purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolio and on any securities index based in whole or in part on securities in which that Fund may invest. These Funds also may enter into closing sales transactions in order to realize gains or minimize losses on options they have purchased.

Each of these Funds normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period. Each of these Funds normally will purchase put options in anticipation of a decrease in the market value of securities of the type in which it may invest or a negative change in the currency in which such securities are denominated. The purchase of a put option would entitle a Fund, in return for the premium paid, to sell specified securities or a specified amount of a foreign currency at a specified price during the option period.  Puts and calls on indices are similar to puts and calls on securities, except that all settlements are in cash and gain or loss depends on changes in the index and the amount of cash is equal to the difference between the closing price of the index and the exercise price times a specified multiple which determines the total dollar value for each point of such difference.

Each of these Funds may purchase and sell options traded on U.S. and foreign exchanges. Although a Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Although these Funds do not currently intend to do so, they may, in the future, write (i.e., sell) covered put and call options on securities, securities indices and currencies in which they may invest. A covered call option involves a Fund’s giving another party, in return for a premium, the right to buy specified securities owned by that Fund at a specified future date and price set at the time of the contract. A covered call option serves as a partial hedge against a price decline of the underlying security. However, by writing a covered call option, a Fund gives up the opportunity, while the option is in effect, to realize gain from any price increase (above the option exercise price) in the underlying security. In addition, a Fund’s ability to sell the underlying security is limited while the option is in effect unless that Fund effects a closing purchase transaction. A covered put option gives the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. A Fund will receive a premium for writing a put option but will be obligated for as long as the option is outstanding to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise. In order to “cover” put options it has written, a Fund will cause its custodian to segregate cash, cash equivalents, Government securities or other liquid equity or debt securities with at least the value of the exercise price of the put options. A Fund will not write put options if the aggregate value of the obligations underlying the put options exceeds 25% of that Fund’s total assets.

Options on indices may, depending on circumstances, involve greater risk than options on securities.  Because index options are settled in cash, when a Fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options purchased by a fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration. There can be no assurance that it will be possible for a fund to enter into any closing transaction.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Funds’ option orders.

Futures and Options on Futures.  Each Fund may as a non-principal investment strategy invest in futures contracts and options on futures contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or currency at a specified future time at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (contracts traded on the same exchange, on the same underlying security or index, and with the same delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain; if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain; if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations. These Funds may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. These Funds will minimize the risk that they will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the bonds comprising the index is made; generally contracts are closed out prior to their expiration date.

In order to avoid leveraging and related risks, when one of the Funds invests in futures contracts, the Fund will cover positions by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount will be marked-to-market on a daily basis.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or lack of correlation between the changes in market value of the securities held and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations, or increases in initial margin requirements, may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures.

The Funds may buy and sell futures contracts and related options to manage exposure to changing interest rates and securities prices. Some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund’s return. No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as “initial margin.” Subsequent payments, called “variation margin,” to and from the broker, would be made on a daily basis as the value of the future position varies (a process known as “marked-to-market”). The margin is in the nature of performance bond or good-faith deposit on a futures contract. Futures and options on futures are taxable instruments.

Futures and options on futures are regulated by the CFTC.  The Investment Manager and relevant Sub-Adviser have claimed exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act, and therefore are not subject to registration or regulation as a pool operator under that Act.

Inverse Floaters. Each Fund may as a non-principal investment strategy invest in municipal securities the interest rates of which bear an inverse relationship to the interest rate on another security or the value of an index (“Inverse Floaters”). An investment in Inverse Floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the Inverse Floater, the value and income of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse Floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline.

Repurchase Agreements. Each Fund as a non-principal investment strategy may engage in repurchase agreements. The Funds expect that there will be no limitation upon the maturity of the securities underlying the repurchase agreements.

Repurchase agreements, which may be viewed as a type of secured lending, typically involve the acquisition by a Fund of government securities or other securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

The Investment Manager (or Sub-Adviser, if applicable) will enter into repurchase agreements on behalf of a Fund only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Board. These guidelines currently permit the Funds to enter into repurchase agreements with any bank the Investment Manager (or Sub-Adviser, if any) may recommend if it determines such bank to be creditworthy. Repurchase agreements are considered to be loans collateralized by the underlying security. Repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the price stated in the agreement. This underlying security will be marked-to-market daily. The Investment Manager (or Sub-Adviser, if any) will monitor compliance with this requirement.

Under all repurchase agreements entered into by the Funds, the Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Funds could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Funds may incur delays and costs in selling the security and may suffer a loss of principal and interest if the Funds are treated as unsecured creditors.

None of these Funds, as a policy, will invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amount to more than 10% of its total assets. Investments in repurchase agreements may at times be substantial when, in the view of the Investment Manager or relevant Sub-Adviser, as applicable, liquidity or other considerations warrant.

Lending of Portfolio Securities. As a non-principal investment strategy, each Fund may lend its portfolio securities in order to generate additional income. Such loans may be made to broker-dealers or other financial institutions whose creditworthiness is acceptable to the Investment Manager on behalf of the Funds. These loans would be required to be secured continuously by collateral, including cash, cash equivalents, irrevocable letters of credit, Government securities, or other high-grade liquid debt securities, maintained on a current basis (i.e., marked-to-market daily) at an amount at least equal to 100% of the market value of the securities loaned plus accrued interest. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of a Fund or the borrower at any time. Upon such termination, that Fund is entitled to obtain the return of the securities loaned within five business days.

For the duration of the loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, will receive proceeds from the investment of the collateral and will have the ability to recall securities in order to exercise voting rights with respect to those securities. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, the loans will be made only to borrowers deemed by the Investment Manager (or Sub-Adviser, if any) to be creditworthy, and when, in the judgment of the Investment Manager (or Sub-Adviser, if any), the income which can be earned currently from such loans justifies the attendant risk.

Standby Commitments and Put Transactions. Each Fund may as a non-principal investment strategy engage in standby commitments and put transactions. The Investment Manager and each Sub-Adviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when these Funds can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the “writer”) at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a “standby commitment” or a “put.” The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit these Funds to meet redemptions and remain as fully invested as possible in municipal securities.

The right to put the securities depends on the writer’s ability to pay for the securities at the time the put is exercised. The Funds will limit their put transactions to institutions which the Investment Manager (or Sub-Adviser, if any) believes present minimum credit risks, and the Investment Manager (or Sub-Adviser, if any) will use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the puts by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. If any writer is unable to honor a put for financial reasons, the investing Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities under certain circumstances (e.g., provisions excusing the writer from repurchasing securities if there is a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer’s credit, or provisions that puts will not be exercised except in certain special cases, such as to maintain portfolio liquidity). The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put, the Fund could seek to negotiate terms for its extension. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the security. The maturity of the underlying security will generally be different from that of the put.

Bank Obligations. The Fixed Income Opportunities Fund (as a principal investment strategy) and the other Funds (as a non-principal investment strategy) may invest in all types of bank obligations, including bank notes, bank loans, bankers’ acceptances, certificates of deposit, and interest-bearing time or other interest-bearing deposits in commercial or savings banks. Bank notes are unsecured promissory notes representing debt obligations that are issued by banks in large denominations. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by commercial banks. Bankers’ acceptances are issued by corporations to finance the shipment and storage of goods. Maturities are generally six months or less. A certificate of deposit (a “CD”) is an interest-bearing instrument with a specific maturity. CDs are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Certificates of deposit and time deposits with penalties for early withdrawal will be considered illiquid.

U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a fund, depending upon the principal amount of CDs of each held by the fund) and are subject to the federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

The purchase and sale of bank loans are subject to the terms and conditions of the underlying credit agreements, which may substantially limit the number of purchasers that may be eligible to purchase such bank loans.  Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions.  As a result of these limitations, the bank loans may have relatively less liquidity than other types of fixed income assets, and a Fund may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments.

Collateralized Debt Obligations.  Each Fund may as a non-principal investment strategy invest in collateralized debt obligations (“CDOs”), which are securitized interests in pools of assets. Assets called collateral usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation (“CLO”) or collateralized bond obligation (“CBO”) if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Eurodollar Certificates of Deposit and Foreign Securities. The Intermediate Fixed Income Fund, Fixed Income Opportunities Fund and Emerging Markets Fund may as a non-principal investment strategy invest in Eurodollar certificates of deposit and foreign securities as a non-principal investment strategy. Before investing in Eurodollar certificates of deposit, the Investment Manager will consider their marketability, possible restrictions on international currency transactions, and any regulations imposed by the domicile country of the foreign issuer. Eurodollar certificates of deposit may not be subject to the same regulatory requirements as certificates of deposit issued by U.S. banks, and associated income may be subject to the imposition of foreign taxes, including withholding taxes.

Investments in securities of foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political, and legal developments, as described above. All such securities will be U.S. Dollar denominated.

U.S. Government Agency and Instrumentality Obligations. The Intermediate Fixed Income Fund and the Fixed Income Opportunities Fund (as a principal investment strategy) and all other Funds (as a non-principal investment strategy) may invest in U.S. Government agency and instrumentality obligations. Various agencies of the U.S. Government issue obligations, including but not limited to the Federal Home Loan Bank (“FHLB”), the Student Loan Marketing Association, the Export/Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Ginnie Mae, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority. The Funds may purchase securities guaranteed by Ginnie Mae which represent participation in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the U.S. Government include securities issued by, among others, FHLB, Freddie Mac, Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae and the U.S. Postal Service. These obligations include securities supported by the full faith and credit of the U.S. Treasury (i.e., Ginnie Mae), securities supported by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks), securities supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency (such as securities issued by Fannie Mae), and securities supported only by the credit of the instrumentality (such as securities issued by Freddie Mac).

U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to market crises or otherwise.  In the case of obligations not backed by the full faith and credit of the Unites States, a Fund must look principally to the agency or instrumentality issuing or guaranteed the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.  No government agencies or instrumentalities guarantees the market value of the securities it issues, and the market value such securities will fluctuate in response to changes in interest rates.  Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

U.S. Treasury Obligations. The Intermediate Fixed Income Fund (as a principal investment strategy) and all other Funds (as a non-principal investment strategy) may invest in U.S. Treasury obligations, which consist of bills (maturity of one year or less), notes (maturity of one to ten years) and bonds (maturities generally greater than ten years) issued by the U.S. Treasury.  The U.S. government does not guarantee the market value of Treasury securities, which fluctuate in response to changes in interest rates.  The Funds may also invest in separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”), that are transferable through the federal book-entry system. STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

When-Issued Securities and Forward Commitments. The Fixed Income Opportunities Fund (as a principal investment strategy) and the other Funds (as a non-principal investment strategy) may invest in securities on a when-issued or forward commitment basis. These investments involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed; in that case there could be an unrealized loss at the time of delivery. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. Each Fund will maintain with the custodian a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to these Funds before settlement. Although the Funds generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for their portfolios, the Funds may dispose of a when-issued security or forward commitment prior to settlement if the Investment Manager (or Sub-Adviser, if any) deems it appropriate to do so. Because a Fund’s liquidity and ability to manage its portfolio holdings might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Investment Manager and each Sub-Adviser, as applicable, expects that commitments to purchase when-issued securities and forward commitments will not exceed 10% of the value of a Fund’s total assets absent unusual market conditions.

Credit Linked Notes. The Fixed Income Opportunities Fund (as a principal investment strategy) and the other Funds (as a non-principal investment strategy) may invest in credit linked notes (“CLNs”), which are a type of hybrid instrument in which a special purpose entity (the “Note Issuer”)  issues a structured note that is in general intended to replicate a single bond, a portfolio of bonds, or with respect to the unsecured credit of an issuer (the “Reference Instrument”). The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to that of a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Instrument. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Instrument nor a restructuring of the issuer of the Reference Instrument (a “Restructuring Event”) or (ii) the value of the Reference Instrument, if an Event of Default or Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Instrument in the event of an Event of Default or a Restructuring Event. Most CLNs use a corporate bond (or a portfolio of corporate bonds) as the

Reference Instrument(s). However, almost any type of fixed income security (including foreign government securities) or derivative contract (such as a credit default swap) can be used as the Reference Instrument.

Foreign Sovereign Debt Securities. The Fixed Income Opportunities Fund (as a principal investment strategy) and the other Funds (as a non-principal investment strategy) may invest in fixed and floating rate high yield foreign sovereign debt securities.  Such investments will expose a Fund to the direct or indirect consequences of political, social or economic changes in countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts.

Borrowing Policy.  The Fixed Income Opportunities Fund may borrow money as permitted by the 1940 Act and the rules and regulations thereunder, which limit the Fund’s to borrowing in an amount up to 33 1/3% of the value of the Fund’s total assets.  None of the other Funds may borrow money except as a temporary measure for extraordinary purposes or for ordinary needs for overdraft protection, and then only in an amount up to 10% of the value of each Fund’s total assets, and none of those Funds may make any investments while any borrowings are in excess of 5% of total assets. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis will not be deemed the borrowing of money.  If for any reason the current value of the total assets of a Fund falls below an amount equal to three times the amount of indebtedness for money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary to meet that limitation. Any borrowings under this provision will not be collateralized.

Concentration.  None of the Funds may concentrate (i.e., invest more than 25% of a Fund’s net assets) in any industry, except that the Fixed Income Opportunities Fund may invest more than 25% of its net assets in the securities of other registered investment companies or in repurchase agreements secured by obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and each Fund may invest more than 25% of its net assets in securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Securities Ratings.  Credit ratings evaluate the safety of principal and interest payments of securities, not their market values. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As NRSROs may fail to timely change credit ratings of securities to reflect subsequent events, the Investment Manager or Sub-Adviser will also monitor issuers of such securities.

In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the funds as initial criteria for the selection of portfolio securities, but the funds also will rely upon the independent advice of the advisers to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A to this SAI contains further information concerning the rating categories of NRSROs and their significance.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a fund may become the holders of underlying assets. In that case, the fund may become the holder of securities that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of each Fund and may not be changed without shareholder approval.

No Fund may:

1.
Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) through the lending of portfolio securities, or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

2.
Other than the Fixed Income Opportunities Fund, (a) borrow money, except temporarily for extraordinary or emergency purposes from a bank and then not in excess of 10% of total assets (at the lower of cost or fair market value)  (any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings and no investments may be made while any borrowings are in excess of 5% of total assets); or (b) mortgage, pledge, or hypothecate any of its assets except in connection with any such borrowings.  The Fixed Income Opportunities Fund (a) may not borrow money, except as permitted by the 1940 Act and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations; and (b) may not mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings.

3.
Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities, except that this restriction does not preclude a Fund from obtaining such short term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.

4.
Purchase or sell real estate, or commodities or commodity contracts, except that a Fund may purchase or sell currencies (including forward currency exchange contracts), futures contracts, and related options and securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (REITs).

5.
Other than the Fixed Income Opportunities Fund, invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities).  The Fixed Income Opportunities Fund may not invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry provided that this restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements secured by such obligations or securities issued by other investment companies.

6.	Issue senior securities, as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

7.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8.	Invest in any issuer for purposes of exercising control or management.

9.
With respect to 75% of its total assets (50% for the Emerging Markets Fund), invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer, except that this restriction does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

The foregoing percentages (other than the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

NON-FUNDAMENTAL POLICIES

The following policies of each Fund are non-fundamental and may be changed by the Board without a vote of shareholders.

No Fund may:

1.	Invest in securities of other investment companies except as permitted by the 1940 Act.

2.
Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable, and repurchase agreements with more than seven days to maturity.

3.
Make any change in a Fund’s investment policies of investing at least 80% of its net assets in the investments suggested by the Fund’s name without first providing the Fund’s shareholders with at least 60 days’ prior notice.

Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid and not readily marketable securities) applies at the time of purchase. If, subsequent to a Fund’s purchase of an illiquid security, more than 15% of the Fund’s net assets are invested in illiquid securities because of changes in valuations, the Fund will, within a reasonable time, dispose of a portion of such holding so that the above set-forth limit will not be exceeded. These limitations are non-fundamental and may be changed by the Board without a vote of shareholders.

MANAGEMENT OF THE TRUST

The Trustees and officers of the Trust, their principal occupations during the past five years, and their affiliations, if any, with City National Asset Management, Inc. (“CNAM”), the investment manager to various series of the Trust, are set forth below. The persons listed below may have held other positions with their employers named below during the relevant periods. Certain officers of the Trust also serve as officers to one or more other mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor. None of the Trustees is an “interested person” of the Trust, as defined in the 1940 Act.  Each Trustee may be referred to in this SAI as an “Independent Trustee.”

INDEPENDENT TRUSTEES

Name Address Age	Position with the Trust	Term of Office (1) and Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
Irwin G. Barnet, Esq. (3) CNI Charter Funds 400 North Roxbury Drive Beverly Hills, California 90210 Age: 74	Trustee	Since 1999	Attorney and of counsel, Reed Smith LLP, a law firm (2009-present). Partner, Reed Smith LLP (2003-2008). Attorney and principal, Crosby, Heafey, Roach & May P.C., a law firm (2000-2002). Attorney and principal, Sanders, Barnet, Goldman, Simons & Mosk, a law firm (1980-2000).	19	None

Vernon C. Kozlen CNI Charter Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 69	Trustee	Since 2007	Retired (2007-present). President and Chief Executive Officer, CNI Charter Funds (2000-2007). Executive Vice President and Director of Asset Management Development, CNB (1996-2007). Director, Reed, Conner & Birdwell LLC (2000-2007), and Convergent Capital Management, LLC (2003-2007). Chairman of the Board, CNAM (2001-2005). Chairman of the Board, City National Securities, Inc. (1999-2005). Director, CNAM (2001-2006), and City National Securities, Inc. (1999-2006).	19	Windermere Jupiter Fund, LLC. CMS/Ironwood Multi-Strategy Fund LLC. CMS/Barlow Long-Short Equity Fund, LLC. (4)

Victor Meschures(5) CNI Charter Funds 400 North Roxbury Drive Beverly Hills, California 90210 Age: 74	Trustee	Since 1999	Certified Public Accountant, Meschures, Thompson, Snyder, Pocras & Levin PC, an accounting firm (1964-present).	19	None

William R. Sweet CNI Charter Funds 400 North Roxbury Drive Beverly Hills, California 90210 Age: 75	Trustee	Since 1999	Retired. Executive Vice President, Union Bank of California (1985-1996).	19	None

James Wolford(6) CNI Charter Funds 400 North Roxbury Drive Beverly Hills, California 90210 Age: 58	Trustee	Since 1999	Chief Financial Officer, Pacific Office Properties, a real estate investment trust (April 2010-present). Chief Financial Officer, Bixby Land Company, a real estate company (2004-March 2010). Regional Financial Officer, AIMCO, a real estate investment trust (2004). Chief Financial Officer, DBM Group, a direct mail marketing company (2001-2004). Senior Vice President and Chief Operating Officer, Forecast Commercial Real Estate Service, Inc. (2000-2001). Senior Vice President and Chief Financial Officer, Bixby Ranch Company (1985-2000).	19	None

(1)
Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the Trustees or the shares entitled to vote.  The Board of Trustees currently expects to call a meeting of shareholders of the Trust, to be held in the first quarter of 2013, for the purpose of re-electing all members of the Board other than Mr. Meschures (who expects to retire from the Board at the conclusion of the meeting) and considering the election of several new members of the Board, for various terms of office.  Further details will be provided in a proxy statement which is expected to be mailed to all shareholders of the Trust in early 2013.

(2)
“Fund complex” is defined as two or more registered investment companies that hold themselves out to investors as related companies or have a common investment adviser or affiliated investment advisers.

(3)
During 2009, 2010 and 2011, Reed Smith LLP, of which Mr. Barnet is an attorney and of counsel, has provided legal services to CNB, the parent company of CNAM. In 2009, 2010 and 2011, the firm billed CNB $213,421, $391,192 and $423,600, respectively, for these services.  The other Independent Trustees have determined that Mr. Barnet should continue to be classified as a trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, because Mr. Barnet was not involved with rendering any of these legal services to CNB, and because Mr. Barnet’s interest in the fees billed by his firm to CNB was insignificant.

(4)
Convergent Wealth Advisors, LLC, which is an indirect subsidiary of City National Corporation, serves as investment adviser to Windermere Jupiter Fund, LLC, CMS/Ironwood Multi-Strategy Fund, LLC and CMS/Barlow Long-Short Equity Fund, LLC, each of which is a private investment fund.

(5)
Meschures, Thompson, Snyder, Pocras & Levin PC (“MTSPL”), of which Mr. Meschures is a senior partner, has a $500,000 outstanding line of credit with CNB which expires on April 30, 2012. The outstanding balance on the line credit, as of November 1, 2011, was $0.  Any outstanding balance on the line of credit would bear interest at the prime rate.  In addition, MTSPL has obtained a standby letter of credit from CNB in the amount of $47,871.80 as support for a lease of commercial office space.  As of November 1, 2011, MTSPL had not drawn on the letter of credit.  The letter is currently set to expire in June 2015.  The partners of MTSPL, including Mr. Meschures, have formed an investment partnership which has a $300,000 outstanding line of credit with CNB at an interest rate of 1.0% less than the prime rate which expires on April 30, 2012.  The outstanding balance on the line credit, as of November 1, 2011, was $246,000.  The other Independent Trustees have determined that Mr. Meschures should continue to be classified as a trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, because CNB’s loans to MTSPL and the investment partnership were made in the ordinary course of business.

(6)
Bixby Land Company (“Bixby”), of which Mr. Wolford was the Chief Financial Officer until March 31, 2010, had obtained various loans from CNB.  The other Independent Trustees have determined that Mr. Wolford should continue to be classified as a trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, because CNB’s existing loans to the Company were made in the ordinary course of business and because of the minimal benefits of the loans to Mr. Wolford.

OFFICERS

Name Address Age	Position with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years

Richard Gershen City National Bank 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 58	President and Chief Executive Officer	Since May 2010	Executive Vice President, Wealth Management Division, CNB (2009-present). Executive Managing Director, Business Management and Strategy, Evergreen Investments, a division of Wachovia (2000-2009).

Eric Kleinschmidt SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 44	Controller and Chief Operating Officer	Since 2005	Director of Fund Accounting, SEI Investments (2004-present). Manager of Fund Accounting, SEI Investments (1999-2004).

William Souza City National Bank 555 South Flower Street Los Angeles, California 90071 Age: 61	Vice President and Chief Compliance Officer	Since May 2012	Senior Vice President and Senior Counsel, Legal Services Division, CNB (1998-present).

Carolyn Mead SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 54	Vice President and Secretary	Since February 2010	Attorney, SEI Investments Company (2007-present). Associate, Stradley, Ronon, Stevens & Young (2004-2007). Counsel, ING Variable Annuities (1999-2002).

Susan S. Rudzinski Convergent Capital Management LLC 500 West Madison Suite 2620 Chicago, Illinois 60661 Age: 48	Vice President	Since 2007
Compliance Director, Convergent Capital Management, LLC (2006-present).  Chief Compliance Officer, CCM Advisors, LLC (2006-2010). Self-employed Investment Advisory Compliance and Operations Consultant (2005-2006). Manager, Affiliate Contracts, The Burridge Group LLC (2003-2004).

Timothy G. Solberg City National Bank 500 West Madison Suite 2620 Chicago, Illinois 60661 Age: 58	Vice President and Assistant Secretary	Since 2005	Senior Vice President and Director – Sub-Advised Funds, City National Bank (2011-Present). Managing Director and Chief Investment Officer, CCM Advisors, LLC (2002-2010).

Bernadette Sparling SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 34	Vice President and Assistant Secretary	Since February 2010	Attorney, SEI Investments Company (2005-present). Associate, Blank Rome LLP (2001-2005).

Brent Vasher SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 29	Vice President and Assistant Secretary	Since February 2010	Attorney, SEI Investments Company (2008-present). Associate, Law Office of Lloyd Z. Remick (2006-2008).

(1)	Each officer serves until removed by the Board or the principal executive officer of the Trust, or until such officer resigns.

The Board of Trustees has responsibility for the overall management and operations of the Trust. The Board establishes the Trust’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Trust.

The current Trustees were selected with a view towards establishing a board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; satisfying the criteria for not being classified as an "interested person" of the Trust as defined in the 1940 Act, as applicable; and, as to Mr. Kozlen, his former positions with CNB and as President and Chief Executive Officer of the Trust.  In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Barnet, legal background and experience as a corporate and securities lawyer; Mr. Kozlen, investment management experience as an executive and leadership roles within CNB and affiliated entities;  Mr. Meschures, business accounting background and experience; Mr. Sweet, experience as a senior executive in a bank; and Mr. Wolford, experience as a chief financial officer of various real estate investment trusts and other companies.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition, seeking to ensure that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the series of the Trust.  The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

As of January 1, 2012, the Board is comprised entirely of Independent Trustees and Irwin Barnet serves as Chairperson of the Board.  The Chairperson serves as a key point person for dealings between the Trust's management and the other Independent Trustees. As noted below, through the committees of the Board the

Independent Trustees consider and address important matters involving each Fund, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations and the special obligations of the Independent Trustees.  The Board believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

COMMITTEES

The Board has an Audit Committee, comprised solely of Independent Trustees. All of the Trustees are the current members of the Committee. The Committee makes recommendations to the Board of Trustees with respect to the engagement of the Trust’s independent registered public accounting firm, approves all auditing and other services provided to the Trust by its independent registered public accounting firm, and reviews with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on the Trust’s financial operations. During the fiscal year ended September 30, 2012, the Audit Committee held three meetings. The Board has designated William R. Sweet and James Wolford as the Trust’s “audit committee financial experts,” as defined in Form N-CSR under the 1940 Act, based on the Board’s review of their qualifications.

The Board has an Investment Committee, comprised of all of the Trustees. Various members of the Committee meet quarterly and monitor on an ongoing basis the investment operations of the various series of the Trust, including matters such as the Funds’ adherence to their investment mandates, historical performance of each adviser and sub-adviser as applicable, changes in investment processes and personnel, appropriate benchmarks, and proposed changes in investment objectives and strategies. The Committee also reviews any changes in a Fund’s sub-advisers proposed by the Investment Manager, including hiring of new sub-advisers and termination of sub-advisers, and makes such recommendations to the Board regarding the proposed changes as it deems appropriate. During the fiscal year ended September 30, 2012, the Investment Committee held four meetings.

The Board has a Nominating Committee, comprised solely of Independent Trustees. All of the Trustees are the current members of the Committee. The Committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the Board of Trustees. The Committee met once during the fiscal year ended September 30, 2012.

The Board has adopted the following procedures by which shareholders may recommend nominees to the Board of Trustees. While the Nominating Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board, so long as the shareholder or shareholder group submitting a proposed nominee beneficially owns more than 5% of the Trust’s voting shares and has held such shares continuously for two years, and is not an adverse holder (i.e., the shareholder or shareholder group has acquired such shares in the ordinary course of business and not with the purpose nor with the effect of changing or influencing the control of the Trust). No eligible shareholder or shareholder group may submit more than one independent Board member nominee each year. Such suggestions must be sent in writing to the Trust’s Secretary, and must be accompanied by the shareholder’s contact information, the nominee’s contact information and number of Fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, as amended, and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the Trust’s proxy statement, if so designated by the Nominating Committee and the Board of Trustees.

RISK MANAGEMENT

Consistent with its responsibility for oversight of the Trust in the interests of shareholders, the Board among other things oversees risk management of the Funds’ investment programs and business affairs directly and through the

Audit Committee.  The Board has emphasized to the Investment Manager the importance of maintaining vigorous risk management programs and procedures.

The Trust faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or a Fund.  Under the overall supervision of the Board, the Investment Manager and other service providers to the Trust employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to ensure such risks are appropriate, and where appropriate to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust's CCO, the Investment Manager’s management, and other service providers (such as the Trust's independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management.  The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information.  As a result of the foregoing and other factors, the Board's risk management oversight is subject to substantial limitations.

EQUITY SECURITIES OWNED BY TRUSTEES

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2011.

INDEPENDENT TRUSTEES

Name of Trustee	Dollar Range of Equity Securities in each Series of the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Irwin G. Barnet	Prime Money Fund $1 - $10,000 Government Bond Fund $50,001 - $100,000 Corporate Bond Fund Over $100,000 High Yield Bond Fund $10,001 - $50,000	Over $100,000

Vernon C. Kozlen
Prime Money Market Fund
Over $100,000
California Tax Exempt Money Market Fund
Over $100,000
Government Bond Fund
$1 - $10,000
Corporate Bond Fund
$1 - $10,000
California Bond Fund
$1 - $10,000
High Yield Bond Fund
$1 - $10,000
Large Cap Value Fund
$1 - $10,000
Large Cap Growth Fund
$1 - $10,000
Over $100,000

Victor Meschures	$0	$0

William R. Sweet	Large Cap Value Fund $1 - $10,000 Large Cap Growth Fund $1 - $10,000	$10,000 - $50,000

James Wolford	$0	$0

COMPENSATION

The following tables set forth Trustee compensation for the fiscal year ended September 30, 2011.

INDEPENDENT TRUSTEES

Name of Trustee	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued As Part of Funds’ Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Trustee
Irwin G. Barnet	$63,500	N/A	N/A	$63,500
Vernon C. Kozlen	$73,154	N/A	N/A	$73,154
Victor Meschures	$58,500	N/A	N/A	$58,500
William R. Sweet	$67,968	N/A	N/A	$67,968
James Wolford	$60,938	N/A	N/A	$60,938

INVESTMENT MANAGER

Rochdale Investment Management LLC serves as the investment adviser to each Fund pursuant to an Investment Management Agreement (the “Management Agreement”) between the Trust and the Investment Manager dated as of ______________.

The Investment Manager provides a continuous investment program of general investment and economic advice regarding the Funds’ investment strategies, manages the Funds’ investment portfolios and provides other services necessary to the operation of the Funds and the Trust. As of October 31, 2012, the Investment Manager had approximately $5.1 billion in assets under management. The Investment Manager is a wholly-owned subsidiary of City National Bank (“CNB”). Founded in the early 1950s, CNB is a federally chartered commercial bank with approximately $56.7 billion in assets under administration, which includes $38.0 billion in assets under management, as of September 30, 2012. CNB is a wholly-owned subsidiary of City National Corporation (“CNC”), a New York Stock Exchange listed company.

The fees payable under the Management Agreement, and any fee waiver or expense reimbursement arrangements, with respect to the Funds are described in the Prospectus.

The Management Agreement provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Management Agreement is in effect with respect to each Fund for a two-year term (the “Initial Term”) from its effective date, and thereafter continues in effect for one-year terms subject to annual approval (1) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (2) by the vote of a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Management Agreement may be terminated with respect to each Fund at any time upon 60 days’ notice by either party or by a vote of a majority of the outstanding shares of that Fund, and will terminate automatically upon its “assignment” (as such term is defined in the 1940 Act).

The Investment Manager provides the Funds with investment management services, including, subject to the supervision of, and policies established by the Board of Trustees, the selection, appointment, termination and supervision of any sub-adviser to any of the Funds. In accordance with an exemptive order from the SEC, the Investment Manager may from time to time with the approval of the Board of Trustees employ, terminate and modify the sub-advisory agreements of unaffiliated sub-advisers according to certain procedures without soliciting shareholders’ approval. The Investment Manager may also, with Board approval, manage the Funds which currently have a sub-adviser directly without a sub-adviser without shareholder consent.

The Investment Manager is responsible for payment of all expenses it may incur in performing services pursuant to the Management Agreement, including payment of all Sub-Advisers. The Investment Manager provides all executive, administrative, clerical and other personnel reasonably necessary to perform its obligations under the Management Agreement and pays the salaries and other employment related costs of employing those persons. The Investment Manager also furnishes the Funds with office space, facilities and equipment and pays the day-to-day expenses related to the operation and maintenance of such office space, facilities and equipment.

The Management Agreement provides that the Trust is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by the Investment Manager, as described in the preceding paragraph. These include (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest on borrowings by the Funds, charges of the custodian and transfer agent, cost of auditing services, Independent Trustees’ fees, legal expenses, all taxes and fees, investment advisory fees, certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated Fund prospectuses to shareholders, costs of preparing, printing, and mailing proxy statements and shareholder reports to shareholders, the cost of paying dividends, capital gains distribution, costs of Trustee and shareholder meetings, dues to trade organizations, and any extraordinary expenses, including litigation costs in legal actions involving the Funds, or costs related to indemnification of Trustees, officers and employees of the Funds.

The Investment Manager also may act as an investment adviser or administrator to other persons, entities, and corporations, including other investment companies.

In return for its services, each Fund pays a management fee to the Investment Manager for serving as its investment adviser. The fee is determined as a percentage of average daily net assets and is accrued daily and paid monthly. The following chart shows the annual investment advisory fees paid by each Fund to the Investment Manager:

Dividend & Income Portfolio	0.50%
Intermediate Fixed Income Portfolio	0.40%
Fixed Income Opportunities Portfolio	0.50%
Emerging Markets Portfolio	1.00%

For the fiscal periods ended December 31, 2011, December 31, 2010, and December 31, 2009, the Predecessor Funds paid the Investment Manager the following investment management fees and the Investment Manager waived the indicated amounts.

	Fiscal Year Ended 12/31/11	Fiscal Year Ended 12/31/10	Fiscal Year Ended 12/31/09
Dividend & Income Portfolio
Advisory fee accrued	$532,318	$412,458	$329,919
Fees waived and expenses absorbed	$0	$0	$5,751
Total fees paid to Investment Manager	$532,318	$412,458	$324,168

Intermediate Fixed Income Portfolio
Advisory fee accrued	$353,292	$287,898	$230,378
Fees waived and expenses absorbed	$0	$0	$54,337
Total fees paid to Investment Manager	$353,292	$287,898	$176,041

Fixed Income Opportunities Portfolio*
Advisory fee accrued	$1,818,720	$1,046,187	$302,390
Fees waived and expenses absorbed	$0	$0	$0
Total fees paid to Investment Manager	$1,818,720	$1,046,187	$302,390

Emerging Markets Portfolio**
Advisory fee accrued	$2,397	--	--
Fees waived and expenses absorbed	$17,988	--	--
Total fees paid to Investment Manager	$-15,591	--	--

*	Fixed Income Opportunities Portfolio commenced operations on July 1, 2009.
**	Emerging Markets Portfolio commenced operations on December 15, 2011.

During the fiscal periods ended December 31, 2011, December 31, 2010, and December 31, 2009, and pursuant to an investment advisory agreement between the Investment Manager and Rochdale Investment Trust, the Investment Manager recouped the following amounts for expenses previously reimbursed during the three preceding years:

Portfolio	2011	2010	2009
Intermediate Fixed Income Portfolio	$4,560	$21,049	$0

The Investment Manager also provided certain administrative services to the Predecessor Funds through __________, 2012, pursuant to the terms of a services agreement dated May 24, 2006, including providing individuals to serve as executive officers to Rochdale Investment Trust, providing the services of a qualified individual to serve as Rochdale Investment Trust’s Chief Compliance Officer (along with staff and other resources as necessary) and coordinating the activities of all of Rochdale Investment Trust’s other service providers.  For these services, the Investment Manager was paid, on a per fund basis, a fee based upon the average daily net assets of the Predecessor Funds at the annual rate of 0.15% for the first $250 million in assets, 0.12% for the next $250 million, 0.10% for the next $500 million and 0.08% for assets exceeding $1 billion.  The Investment Manager received the following payments under this agreement during the last three fiscal years.

Portfolio	Fiscal Year Ended 12/31/11	Fiscal Year Ended 12/31/10	Fiscal Year Ended 12/31/09
Dividend & Income Portfolio	$122,842	$95,183	$76,135
Intermediate Fixed Portfolio	$132,485	$107,962	$86,392
Fixed Income Opportunities Portfolio*	$511,492	$313,856	$90,717
Emerging Markets Portfolio**	$360	--	--

*	Fixed Income Opportunities Portfolio commenced operations on July 1, 2009.
**	Emerging Markets Portfolio commenced operations on December 15, 2011.

The Investment Manager has voluntarily agreed to limit its fees or reimburse expenses to the extent necessary to keep total annual fund operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) at or below the levels set forth in the table below. Any fee reductions or reimbursements may be repaid to the Investment Manager within three years after they occur if such repayments can be achieved within a Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

Dividend & Income Fund	1.11%
Intermediate Fixed Income Fund	1.01%
Fixed Income Opportunities Fund	1.05%
Emerging Markets Fund	1.61%

The Investment Manager generally will seek reimbursement for the oldest reductions and waivers before payment by the Fund for fees and expenses for the current year. The Investment Manager’s ability to request reimbursement is subject to various conditions. First, any reimbursement is subject to a Fund’s ability to effect such reimbursement and remain in compliance with applicable expense limitations in place at that time. Second, the Investment Manager must specifically request the reimbursement from the Board. Third, the Board must approve such reimbursement as appropriate and not inconsistent with the best interests of the Fund and the shareholders at the time such reimbursement is requested. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable, but the full amount of the potential liability will appear in a footnote to each Fund’s financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement, that the Investment Manager intends to seek such reimbursement and that the Board has or is likely to approve the payment of such reimbursement, the amount of the reimbursement will be accrued as an expense of that Fund for that current period.

A summary of the Board’s considerations associated with its approval of the Management Agreement will be included in the Trust’s Semi-Annual Report for the fiscal period ended ______________.

SUB-ADVISERS

As of October 31, 2012, each of the following organizations serves as a Sub-Adviser of the Fixed Income Opportunities Fund pursuant to a sub-advisory agreement (collectively, the “Sub-Advisory Agreements”) with the Investment Manager:

Sub-Adviser	Approximate Percentage of Fund Managed*
Seix Investment Advisors LLC	52%
Federated Investment Management Company	19%
GML Capital LLP	26%

*	The Investment Manager manages 3% of the Fund’s assets.

The Investment Manager is responsible for allocating the Fund’s assets among the Sub-Advisers. Each Sub-Adviser manages the investments of its portion of the Fund, determining which securities or other investments to buy and sell for the Fund, and selecting the brokers and dealers to effect the transactions. The Sub-Advisers may also serve as managers or advisers to other investment companies and other clients, including clients of the Investment Manager.

The Investment Manager pays each Sub-Adviser a fee for its services. The fee is determined as a percentage of average daily net assets and is accrued daily and paid monthly. The Investment Manager paid the following sub-advisory fees on behalf of the Fund for the fiscal years ended December 31, 2011, December 31, 2010, and December 31, 2009.

Fiscal Year Ended 12/31/11	Fiscal Year Ended 12/31/10	Fiscal Year Ended 12/31/09
$1,337,598	$836,949	$241,917

Each Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from the reckless disregard of its obligations or duties thereunder.

Each Sub-Advisory Agreement is in effect with respect to the Fund for a two-year term (the “Initial Term”) from its effective date, and thereafter continues in effect for one-year terms subject to annual approval (1) by the vote of a majority of the outstanding shares of the applicable Fund or by the Trustees, and (2) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that the Fund or Trust terminates, and is terminable at any time without penalty by the Trustees of the Trust or by a majority of the outstanding shares of the Fund, on not less than 60 days’ written notice by either party.

A summary of the Board’s considerations associated with the approval of each Sub-Advisory Agreement will be included in the Trust’s Semi-Annual Report for the fiscal period ended ______________.

PORTFOLIO MANAGERS

Information regarding the Investment Manager and each of the Sub-Advisers is contained in the Prospectus under “Management of the Funds.” Following is information with respect to each person who is primarily responsible for the day-to-day management of each Fund’s portfolio (a “portfolio manager”), as identified in the Prospectus: (i) other accounts managed by the portfolio manager, (ii) a description of the portfolio manager’s compensation structure and (iii) the dollar range of the portfolio manager’s investments in each Predecessor Fund. All information provided below is as of October 31, 2012, unless otherwise indicated.

The Investment Manager manages the investment portfolios of each Fund.  Each portfolio manager employed by the Investment Manager listed below receives an annual salary established by the Investment Manager.  Salary levels are based on an employee’s experience, responsibilities, the competitive marketplace, and overall performance of the Investment Manager, and not on the investment performance of any particular Fund or account.  Each employee is eligible for a bonus annually.  Such bonuses are based on the Investment Manager’s overall profitability, which is driven by short- and long-term investment performance (both absolute and relative), and overall assets under management.  These bonuses are not guaranteed and are paid at the discretion of the Investment Manager.

Dividend & Income Fund

The individual with primary responsibility for managing the Dividend & Income Fund is David Abella.

Mr. Abella manages the following accounts (including the Dividend & Income Fund’s Predecessor Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$132.2	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

Mr. Abella owns shares of the Dividend & Income Fund’s Predecessor Fund worth $10,001 - $50,000.

Intermediate Fixed Income Fund

The individuals with primary responsibility for managing the Intermediate Fixed Income Fund are Garrett D’Alessandro and Carl Acebes.

Mr. D’Alessandro manages the following accounts (including the Intermediate Fixed Income Fund’s Predecessor Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	34	$875.9	3	$102
Other Pooled Investment Vehicles:	6	$155.1	0	$0
Other Accounts:	120	$246.8	0	$0

Mr. Acebes manages the following accounts (including the Intermediate Fixed Income Fund’s Predecessor Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	24	$756.7	3	$102
Other Pooled Investment Vehicles:	6	$155.1	0	$0
Other Accounts:	73	$68.7	0	$0

Neither Mr. D’Alessandro nor Mr. Acebes owns any shares of the Intermediate Fixed Income Fund’s Predecessor Fund.

Fixed Income Opportunities Fund

The individuals with primary responsibility for managing the Fixed Income Opportunities Fund are Garrett D’Alessandro and Carl Acebes.  Additional information about Messrs. D’Alessandro and Acebes is set forth above under “Intermediate Fixed Income Fund.”

Neither Mr. D’Alessandro nor Mr. Acebes owns any shares of the Fixed Income Opportunities Fund’s Predecessor Fund.

Sub-Advisers

Each Sub-Adviser manages a portion of the Fixed Income Opportunities Fund.  The individuals with responsibility for managing portions of the Fund are George Goudelias of Seix, Mark Durbiano of Federated, and Stefan Pinter, Theodore Stohner and Maxim Matveev of GML.

Seix Portfolio Manager.  Mr. Goudelias manages the following accounts (including Seix’ portion of the Fixed Income Opportunities Fund’s Predecessor Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	2	$318.0	0	$0
Other Pooled Investment Vehicles:	5	$1,949.7	1	$344.7
Other Accounts:	3	$185.7	0	$0

Seix’ portfolio managers earn competitive salaries from Seix.  Portfolio managers receive bonuses based on the pre-tax performance of the accounts they manage (including the Fund) relative to the applicable account benchmarks and peer groups over multi-year periods.  In addition, portfolio managers are provided benefits packages.  The percentage of each portfolio manager’s compensation provided by such benefits is dependent upon length of employment, salary level, and several other factors.  In addition, certain portfolio managers may be eligible for one or more of the following additional benefit plans:  401 Excess Plan, ERISA Excess Retirement Voluntary Functional Incentive Plan Deferral, Stock Option Awards, SunTrust Retirement Plan and Restricted Stock Awards.

The relative mix of compensation represented by investment results, bonus and salary will vary depending on a portfolio manager’s results, contributions to the organization, adherence to portfolio compliance and other factors.

Mr. Goudelias does not own any shares of the Fixed Income Opportunities Fund’s Predecessor Fund.

Federated Portfolio Manager.  Mr. Durbiano manages the following accounts (including Federated’s portion of the Fixed Income Opportunities Fund’s Predecessor Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	21	$7,674.	0	$0
Other Pooled Investment Vehicles:	1	$7	0	$0
Other Accounts:	2	$80	2	$169

Mr. Durbiano is paid a fixed base salary and a variable annual incentive.  His base salary is determined within a market competitive position-specific salary range, based on his experience and performance.  The annual incentive amount is determined based primarily on “Investment Product Performance,” which with respect to the Fund is generally measured on a rolling 1-, 3-, and 5-calendar year pre-tax gross return basis as compared to the high yield portion of the Fund’s benchmark and as compared to the high yield portion of the Fund’s designated peer group of comparable accounts, in addition to other factors;  and to a lesser extent, “Financial Success,” which is determined by senior management and is designed to tie Mr. Durbiano’s bonus in part to Federated’s overall financial results.  Mr. Durbiano may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc.

Mr. Durbiano does not own any shares of the Fixed Income Opportunities Fund’s Predecessor Fund.

GML Portfolio Managers.  As of September 28, 2012, Messrs. Pinter, Stohner and Matveev manage the following accounts (including GML’s portion of the Fixed Income Opportunities Fund’s Predecessor Fund):

Stefan Pinter
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$146	0	$0
Other Pooled Investment Vehicles:	2	$204	2	$204
Other Accounts:	0	$0	0	$0

Theodore Stohner
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$146	0	$0
Other Pooled Investment Vehicles:	2	$208	2	$208
Other Accounts:	0	$0	0	$0

Maxim Matveev
Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$146	0	$0
Other Pooled Investment Vehicles:	2	$208	2	$208
Other Accounts:	0	$0	0	$0

GML is a limited liability partnership, and each portfolio manager is a member of the partnership.  Members receive monthly partnership draws, which are generally fixed amounts.  However, these monthly partnership draws are not contractual and are paid subject to the availability of financial resources.  Members may also receive discretionary bonuses, which are typically awarded annually.

None of Messrs. Pinter, Stohner and Matveev own any shares of the Fixed Income Opportunities Fund’s Predecessor Fund.

Emerging Markets Fund

The individuals with primary responsibility for managing the Intermediate Fixed Income Fund are Garrett D’Alessandro and Anindya Chatterjee. Additional information about Mr. D’Alessandro is set forth above under “Dividend & Income Fund.”

Mr. Chatterjee manages the following accounts (including the Emerging Markets Fund’s Predecessor Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:			$0	$0
Other Pooled Investment Vehicles:		$0	0	$0
Other Accounts:		$0	0	$0

Mr. Chatterjee owns shares of the Emerging Markets Fund’s Predecessor Fund worth $10,001 to $50,000.  Mr. D’Alessandro does not own any shares of the Fund’s Predecessor Fund.

Potential Conflicts of Interest in Portfolio Management

Portfolio managers who have day-to-day management responsibilities with respect to more than one Fund or other account may be presented with several potential or actual conflicts of interest.

First, the management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. In approving the Management Agreement and each Sub-Advisory Agreement, the Board of Trustees was satisfied that each portfolio manager would be able to devote sufficient attention to the management of the applicable Fund, and that the Investment Manager and each Sub-Adviser seeks to manage such competing interests for the time and attention of portfolio managers. In addition, most other accounts managed by each identified portfolio manager are managed using the same investment models that are used in connection with the management of the applicable Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts of the Investment Manager or Sub-Adviser. To deal with these situations, the Investment Manager and each Sub-Adviser have adopted procedures for allocating portfolio transactions across multiple accounts, which generally provide for pro rata allocation.

With respect to securities transactions for the Funds, the Investment Manager and each Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction.

However, with respect to certain other accounts, the Investment Manager and Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

The appearance of a conflict of interest may also arise where the Investment Manager or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one or more, but not to all, accounts with respect to which a portfolio manager has day-to-day management responsibilities. For example, an investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which the Investment Manager or Sub-Adviser could share in investment gains.

The Trust, Investment Manager and Sub-Advisers have adopted certain compliance policies and procedures designed to address the conflicts described above, including policies and procedures designed to ensure that investment opportunities are allocated equitably among different customer accounts and that no one client is favored over another. In addition, management of the Investment Manager and the Sub-Advisers meet periodically to identify and evaluate potential conflicts of interest. However, there is no guarantee that such policies and procedures will detect each and every situation in which a conflict arises.

ADMINISTRATOR

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an administration agreement (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, fund accounting, regulatory reporting, necessary office space, equipment, personnel, compensation and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three years after the effective date of the agreement and shall continue in effect for successive renewal terms of two years each, unless terminated by mutual agreement, by either party on not less than 60 days’ prior written notice to the other party, upon the liquidation of a Fund with respect to that Fund, upon the liquidation of the Administrator, or upon 45 days’ written notice following an uncured material breach.

The Administrator is entitled to fees calculated based upon the aggregate average daily net assets (“Assets”) of the Trust as set forth in the following table.

Trust Assets	Annual Fee (in Basis Points)
First $2.0 billion in aggregate net assets	5.0
Next $2.0 billion in aggregate net assets	4.0
Next $2.0 billion in aggregate net assets	3.0
Next $2.0 billion in aggregate net assets	2.5
Aggregate net assets in excess of $8.0 billion	2.0

The Trust is subject to a minimum annual fee equal to $1,800,000 for the first 20 series of the Trust and $90,000 per each additional series.  The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a Fund’s shares.

The Administrator, a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

DISTRIBUTOR

SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the “Distribution Agreement”) with respect to shares of the Funds. The Distribution Agreement is renewable annually by approval of the Board of Trustees and of the Independent Trustees. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Independent Trustees who have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days’ written notice by either party or upon assignment by the Distributor. The Distributor receives distribution fees pursuant to the Distribution Plan on behalf of Class N shares of each Fund and Class S shares of the Money Market Funds, and expects to reallow substantially all of the fees to broker-dealers and service providers, including affiliates of the Investment Manager, that provide distribution-related services. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

TRANSFER AGENT

Pursuant to a transfer agency agreement, __________________ (the “Transfer Agent”), located at __________________ , serves as transfer agent for the Funds.

CUSTODIAN

Pursuant to a custodian agreement, U.S. Bank, N.A. located at 50 South 16th Street, Philadelphia, Pennsylvania 19102, serves as the custodian (the “Custodian”) of the Funds’ assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND REPORTS TO SHAREHOLDERS

The Trust’s independent registered public accounting firm, _______________, audits and reports on the annual financial statements of the Funds and reviews the Funds’ federal income tax returns. _______________ may also perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Trust. Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of _______________ is _______________.

LEGAL COUNSEL

Bingham McCutchen LLP serves as counsel to the Trust and the Independent Trustees. The address of Bingham McCutchen LLP is 355 South Grand Avenue, Suite 4400, Los Angeles, California 90071.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to: pursue the investment objective of the Funds; invest money obtained from the sale of the Funds’ shares; reinvest proceeds from maturing, or the sale of, portfolio securities; and meet redemptions of the Funds’ shares. Portfolio transactions may increase or decrease the returns of the Funds depending upon management’s ability correctly to time and execute them.

The Investment Manager and the Sub-Advisers, in effecting purchases and sales of portfolio securities for the accounts of the Funds, seek to obtain best execution under the circumstances then prevailing. Subject to the supervision of the Board, the Investment Manager and the Sub-Advisers generally select broker-dealers for the Funds primarily on the basis of the quality and reliability of services provided, including but not limited to execution capability and financial responsibility. Each of the Investment Manager and the Sub-Advisers annually performs a formal review of the broker-dealers used by it with respect to the Funds, and performs informal reviews of the broker-dealers on an on-going basis.

While the Funds’ general policy is to seek to obtain the most favorable execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish research, brokerage and statistical services to the Funds or to the Investment Manager or Sub-Adviser(s), even if the specific services were not provided just to the Funds and may be lawfully and appropriately used by the Investment Manager or Sub-Adviser(s) in advising other clients. The Investment Manager and Sub-Adviser(s) consider such information, which is in addition to, and not in lieu of, the services required to be performed by them under the Management Agreement or Sub-Advisory Agreement, as appropriate, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Manager or relevant Sub-Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to that Fund or assist the Investment Manager or Sub-Adviser in carrying out its responsibilities to that Fund or to other discretionary advisory clients of the Investment Manager or relevant Sub-Adviser.

Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as marketmakers will include the spread between the bid and asked prices.

Investment decisions for the Funds are reached independently from those for other accounts managed by the Investment Manager and the Sub-Advisers. Such other accounts may also make investments in instruments or securities at the same time as the Funds. On occasions when the Investment Manager or a Sub-Adviser determines the purchase or sale of a security to be in the best interest of a Fund as well as of other clients, the Investment Manager or the Sub-Advisers, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in an attempt to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager or a Sub-Adviser in the manner it considers to be the most equitable under the circumstances and consistent with its fiduciary obligations to the Funds and to its other participating clients. In some cases this procedure may affect the size or price of the position obtainable for the Funds.

The Funds do not direct securities transactions to broker-dealers in recognition of the sale of Fund shares. However, broker-dealers who execute brokerage transactions for the Funds may effect purchases of shares of the Funds for their customers. The Funds do not use the Distributor to execute its portfolio transactions.

REGULAR BROKERS OR DEALERS

“Regular brokers or dealers” of a Fund are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Fund, or (iii) sold the largest dollar amounts of the Fund’s shares. On October 31, 2012, no Predecessor Fund held any securities of its “regular brokers or dealers.”

BROKERAGE

For the indicated fiscal years, the Predecessor Funds paid the following brokerage commissions to affiliated and non-affiliated broker-dealers:

	Fiscal Year Ended 12/31/11	Fiscal Year Ended 12/31/10	Fiscal Year Ended 12/31/09
Dividend & Income Portfolio
Affiliated	$683	$39	$0
Non-Affiliated	$45,332	$38,418	$40,358

Intermediate Fixed Income Portfolio
Affiliated	$0	$0	$0
Non-Affiliated	$0	$0	$2,024

Fixed Income Opportunities Portfolio*
Affiliated	$0	$0	$0
Non-Affiliated	$0	$0	$0

Emerging Markets Portfolio**
Affiliated	$0	$0	$0
Non-Affiliated	$12,564	$0	$0

*	Fixed Income Opportunities Portfolio commenced operations on July 1, 2009.
**	Emerging Markets Portfolio commenced operations on December 15, 2011.

The following table shows the Predecessor Funds’ total commissions and transactions paid for research services for the fiscal period ended December 31, 2011:

	Commissions	Transactions
Dividend & Income Portfolio	$42,665	$33,003,145
Intermediate Fixed Income Portfolio	$0	$0
Fixed Income Opportunities Portfolio	$0	$0
Emerging Markets Portfolio	$2,768	$1,704,870

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

Dividends and other distributions will be reinvested in additional shares of the applicable Fund unless the shareholder has otherwise indicated. If cash payment is requested, checks will normally be mailed on the business day following the dividend reinvestment date. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

Your dividends begin to accrue on the day of purchase for shares bought if purchased before 4:00 P.M. (Eastern time). Your dividends begin to accrue on the following day for shares purchased after this cut-off time. We will not credit you with dividends for shares on the day you sell them.

FEDERAL INCOME TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting each Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Funds and Their Investments

Each Fund will be treated as a separate taxpayer for U.S. federal income tax purposes. Each Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market (generally including MLPs), other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships” (generally including MLPs).

A Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” for the taxable year (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. Each Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

For U.S. federal income tax purposes, unused capital loss carryforwards that arose in tax years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by a Fund prior to the expiration of the carryforwards.  Because each Fund was formed after December 22, 2010, it has no Pre-2011 Losses.  Net short- and long-term capital losses incurred in taxable years beginning after December 22, 2010, may carried forward without limit.  As of July 31, 2012, each Fund had no unused capital loss carryforwards because the Fund is newly offered. Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

If, for any taxable year, a Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) for taxable years beginning on or before December 31, 2012, to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may cure a failure to qualify as a regulated investment company, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

A Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

A Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

To the extent that a Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP.  A cash distribution from a partnership is not itself taxable to the extent it does not exceed the distributee partner’s basis in its partnership interest and is treated as capital gain to the extent any cash (or, in certain cases, marketable securities) distributed to a partner exceeds the partner’s basis (see description below as to how an MLP investor’s basis is calculated) in the partnership.  Accordingly, the Fund will be required to take into account the Fund’s allocable share of the income, gains, losses, deductions, expenses and credits recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund.   MLP distributions to partners are not taxable unless the cash amount (or, in certain cases, the fair market value of marketable securities) distributed exceeds the distributee partner’s basis in its MLP interest.  The Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the net taxable income allocated to the Fund from such MLPs because of tax deductions such as depreciation, amortization and depletion that will be allocated to the Fund from the MLPs.  No assurance, however, can be given in this regard.

Additionally, depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year will generally reduce the Fund’s taxable income, but those deductions may be recaptured in the Fund’s income in one or more subsequent years.  When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though those shareholders will not have corresponding economic gain on their shares at the time of recapture.  In order to distribute recapture income or to fund redemption requests, the Fund may need to liquidate investments, which may lead to additional recapture income.

Foreign Investments

Dividends or other income (including, in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the value of a Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign income or withholding taxes paid by the Fund as paid by its shareholders. For any year that a Fund is eligible for and makes such an election, each shareholder of the Fund will be required to include in its income an amount equal to his or her allocable share of qualified foreign income taxes paid by the Fund, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign taxes paid by such Fund may be claimed, however, by non-corporate shareholders who do not itemize deductions. Shareholders that are exempt from tax under Section 501(a) of the Code, such as certain pension plans, generally will derive no benefit from this election.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Passive Foreign Investment Companies

If a Fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), and does not make certain elections, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund would generally be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. In order to make the “qualified electing fund” election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

If a Fund were to invest in a PFIC and make a mark-to-market election, the Fund would be treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. Such an election must be made separately for each PFIC owned by a Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year might be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund might have to distribute such excess income and gain to satisfy the 90% distribution requirement for treatment as a regulated investment company and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

Investments in Other Regulated Investment Companies

To the extent that a Fund invests in other regulated investment companies, it will not be able to offset losses incurred by an underlying fund in which it invests against gains that it realizes, either directly or as distributions from other underlying funds.  Such a Fund will be able to recognize losses with respect to underlying funds only at the time that it redeems shares in such underlying funds. Short-term capital gains earned by an underlying fund will be treated as ordinary dividends when distributed to a Fund and therefore may not be offset by any capital losses incurred by the Fund, which may result in more ordinary dividends for shareholders and/or a shifting of capital gain dividends to ordinary dividends compared to the dividends that would have been paid if the Fund had invested directly in the underlying securities held by the underlying funds.

Taxation of U.S. Shareholders

Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). If, however, a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the IRS.

Dividends of taxable net investment income and distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that a Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund. Such distributions will not be eligible for the dividends-received deduction.

Although some of the Funds may invest in municipal or other tax-exempt securities, none of the Funds expects to meet the requirements under the Code to be able to distribute exempt-interest dividends to shareholders.  Accordingly, any tax-exempt interest income received by a Fund will be distributed to shareholders as a taxable dividend.

Dividends and distributions from a Fund will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts for taxable years beginning after December 31, 2012.

Special rules, however, apply to certain dividends paid to individuals. With respect to taxable years beginning on or before December 31, 2012, certain dividends may be treated as “qualified dividend income,” which is subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. “Qualified dividend income” is not actually treated as capital gain, however, and thus is not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The portion of dividends eligible to be treated as “qualified dividend income” will be: (i) 100% of the dividends paid by a Fund in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to “qualified dividend income” received by the Fund; or (ii) the portion of the dividends paid by a Fund in a particular taxable year that is attributable to “qualified dividend income” received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by a Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Qualified foreign corporations are foreign corporations that are incorporated in a possession of the U.S. or that are eligible for benefits under certain U.S. income tax treaties. Certain other dividends received from foreign corporations will be treated as qualified dividends if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the U.S. Qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the Fund from a REIT or from another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends will not be qualified dividend income.

If an individual receives a dividend qualifying for the long-term capital gains rates that constitutes an “extraordinary dividend” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An extraordinary dividend for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the dividends-received deduction for corporations.

If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Sales of Shares

Upon the sale or exchange of his or her shares, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or fewer, will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding

A Fund may be required in certain circumstances to apply backup withholding on dividends, distributions and redemption proceeds (except for proceeds from redemptions of Money Market Fund shares) payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. Backup withholding is not an additional tax, and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax described below under “Non-U.S. Shareholders.”

Notices

Shareholders will receive, if appropriate, various written notices after the close of a Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

For sales or exchanges of shares acquired (including through the reinvestment of dividends and capital gains distributions) on or after January 1, 2012, each Fund will report to shareholders and the IRS the cost basis and holding period of the shares and the amount of gain or loss on the sale or exchange.  If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased Fund shares in the same account at different prices per share), the Fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method.  For purposes of calculating and reporting basis, shares acquired on or after January 1, 2012, will be treated as held in a separate account from shares acquired prior to January 1, 2012.

Each Fund’s default method for calculating basis will be specific lot identification using the “first-in, first-out” (“FIFO”) method.  Subject to certain limitations, a shareholder may choose a method other than the default method at the time of shares are sold or exchanged.  Shareholders should contact us at 1-800-445-1341 for information regarding available methods of basis computation and procedures for electing a method other than the default method.  Shareholders should contact their own tax advisers concerning the consequences of applying the default method or choosing another method of basis calculation.

Shares of all Funds are offered through approved broker dealers or other financial institutions (each an “Authorized Institution”). If you own shares of a Fund through an Authorized Institution, your Authorized Institution is responsible for maintaining your individual account records and calculating your cost basis based upon their default method.  Please note your Authorized Institution’s default method may differ from the Funds, and you should contact it directly with any questions regarding your account or general cost basis inquiries.

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Non-U.S. Shareholders

Ordinary dividends and certain other payments made by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

The 30% withholding tax generally will not apply to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds.

Distributions payable after December 31, 2013, and redemptions and certain capital gain dividends payable after December 31, 2014, to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate notwithstanding the status of any such amounts as capital gain dividends, short-term capital gain dividends or interest-related dividends.  Distributions and redemption payments paid after December 31, 2012, to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications.  The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear.

General

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the Funds and their shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

SHARE PRICE CALCULATION

The net asset value per share (“NAV”) of a class of a Fund is calculated as follows. All Fund liabilities incurred or accrued attributable to that class are deducted from the valuation of the Fund’s total assets, which includes accrued but undistributed income, attributable to that class. The resulting net assets are divided by the number of shares of that class of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share of that class.

In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. The net asset value per share of any investment company in which a Fund invests is calculated as described in its prospectus and statement of additional information.

Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date. If there is no such reported sale on the valuation date, securities are valued at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Prices for securities traded on a securities exchange are provided daily by recognized independent pricing agents. The reliability of the valuations provided by the independent, third-party pricing agents are reviewed daily by the Administrator.

These third-party pricing agents may employ methodologies, primarily regarding debt securities, that utilize actual market transactions, broker-dealer supplied valuations or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Debt obligations with remaining maturities of 60 days or less may be valued at their amortized cost that approximates fair market value.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator obtains a bid price from an independent broker who makes a market in the security. The Investment Manager (or Sub-Adviser, as relevant) supplies the Administrator with the appropriate broker contact, and to ensure independence the Administrator obtains the quote directly from the broker each day.

Foreign securities owned in the Trust are valued at the closing prices (as determined prior to the Funds’ determination of net asset value) on the principal exchanges on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. Dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Financial futures are valued at the settlement price established each day by the board of exchange on which they are traded. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s exchange rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates.

Valuation corrections are required where variations in net asset value are the result of mathematical mistakes, the misapplication of accounting principles, misjudgments in the use of fact, and failure to reflect market information that was known or should have been known. Valuation corrections require prospective actions, and may require retroactive actions if the net asset value variation is material. Valuation corrections that require retroactive action will be reported to the Board of Trustees.

The Administrator has primary operational responsibility for the operation of the valuation process. The Administrator uses several systems to monitor the pricing data supplied by various sources. These reports are reviewed daily. Any identified discrepancies are researched and resolved in accordance with these procedures. All discrepancies identified by the price flagging systems, and the resolution and verification steps taken by the Administrator, are documented and retained as part of the Trust’s daily records.

To ensure that the independent broker continues to supply a reliable valuation, at least once per month the Administrator provides the broker-supplied value to the Investment Manager (or Sub-Adviser, as relevant) for review and approval. In addition, the Investment Manager (or Sub-Adviser) will consult with the Administrator in the event of a pricing problem, participate on the Fair Value Committee, and shall notify the Administrator in the event it discovers a pricing discrepancy. Under no circumstances may the Investment Manager or Sub-Adviser determine the value of a portfolio security outside of the established pricing framework.

If current market quotations are not readily available, the Trust’s Fair Value Committee will determine the security’s value using Fair Value Procedures established by the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Trust calculates net asset value, the Fair Value Committee will determine the security’s fair value. In making a good faith determination of the value of the security, the Committee will consider the Investment Manager’s (or the Sub-Adviser’s) valuation recommendation and information supporting the recommendation, including factors such as the type of security, last trade price, fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant factors.

DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan (the “Plan”) for the Class N shares of the Funds in accordance with Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. In this regard, the Board has determined that the Plan is in the best interests of the shareholders. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto (“Qualified Trustees”). The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of a Fund or class affected. All material amendments to the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

The Plan adopted for the Class N shares provides that the Trust will pay the Distributor a fee that the Distributor can use to compensate broker-dealers and service providers, including affiliates of the Investment Manager and of the Distributor that provide distribution-related services to the Class N shareholders or to their customers who beneficially own the Class N shares. Under the Plan, the annual distribution fee rate for the Funds’  Class N shares is 0.25%.

Payments may be made under the Plan for distribution services, including reviewing of purchase and redemption orders, assisting in processing purchase, exchange and redemption requests from customers, providing certain shareholder communications requested by the Distributor, forwarding sales literature and advertisements provided by the Distributor, and arranging for bank wires.

Except to the extent that affiliates of the Investment Manager have received or receive distribution fees from the Distributor, or that the Investment Manager has benefited or benefits through increased fees from an increase in the net assets of the Trust which may have resulted or results in part from the expenditures, no interested person of the Trust nor any Trustee who is not an interested person of the Trust has or had a direct or indirect financial interest in the operation the Plan or any related agreements.

Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

The Plan provides that the distribution fees paid by a particular class of a Fund may only be used to pay for the distribution expenses of that class of the Fund.

Distribution fees are accrued daily and paid monthly, and are charged as expenses as accrued. Shares are not obligated under the Plan to pay any distribution expense in excess of the distribution fee. Thus, if the Plan is terminated or otherwise not continued, no amounts (other than current amounts accrued but not yet paid) would be owed by the class of the Fund to the Distributor.

The Board, when approving the establishment of the Plan, determined that there are various anticipated benefits to the Funds from such establishment, including the likelihood that the Plan will stimulate sales of shares of the Trust and assist in increasing the asset base of the Trust in the face of competition from a variety of financial products and the potential advantage to the shareholders of the Trust of prompt and significant growth of the asset base of the Trust, including greater liquidity, more investment flexibility and achievement of greater economies of scale. The Board annually reviews the Plan and has determined each year that there is a reasonable likelihood that the plan will benefit the Trust and its shareholders. The Plan (and any distribution agreement among the Funds, the Distributor or the Investment Manager and a selling agent with respect to the shares) may be terminated without penalty upon at least 60 days’ notice by the Distributor or the Investment Manager, or by the Trust by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares (as defined in the 1940 Act) of the class to which the Plan applies.

All distribution fees paid by the Funds under the Plan will be paid in accordance with Rule 2830 of the FINRA Rules of Conduct, as such Rule may change from time to time. Pursuant to the Plan, the Trustees will review at least quarterly a written report of the distribution expenses paid to the Distributor with respect to each Fund. In addition, as long as the Plan remains in effect, the selection and nomination of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust shall be made by the Independent Trustees.

For the fiscal year ended December 31, 2011, December 31, 2010, and December 31, 2009, the Predecessor Funds paid the following distribution fees under the Predecessor Funds’ Rule 12b-1 distribution plan:

	12b-1 Fees
	Fiscal Year Ended 12/31/11	Fiscal Year Ended 12/31/10	Fiscal Year Ended 12/31/09
Dividend & Income Portfolio	$204,737	$158,638	$126,892
Intermediate Fixed Income Portfolio	$220,808	$179,936	$143,986
Fixed Income Opportunities Portfolio*	$909,360	$523,093	$151,195
Emerging Markets Portfolio**	$599	--	--

*	Fixed Income Opportunities Portfolio commenced operations on July 1, 2009.
**	Emerging Markets Portfolio commenced operations on December 15, 2011.

SHAREHOLDER SERVICES AGREEMENT

CNB, an affiliate of the Investment Manager, has entered into a Shareholder Services Agreement with the Trust. Pursuant to the Shareholder Services Agreement, CNB will provide, or will arrange for others to provide, certain specified shareholder services to shareholders of Class N shares each Fund. As compensation for the provision of such services, each Fund will pay CNB a fee of 0.25% of the average daily net assets of the applicable classes on an annual basis, payable monthly. CNB may pay certain banks, trust companies, broker-dealers, and other institutions (each a “Participating Organization”) out of the fees CNB receives from the Funds under the Shareholder Services Agreement to the extent that the Participating Organization performs shareholder servicing functions for the Funds with respect to shares of the Funds owned from time to time by customers of the Participating Organization. In certain cases, CNB may also pay a fee, out of its own resources and not out of the service fee payable under the Shareholder Services Agreement, to a Participating Organization for providing other administrative services to its customers who invest in the Funds.

Pursuant to the Shareholder Services Agreement, CNB will provide or arrange with a Participating Organization for the provision of the following shareholder services: responding to shareholder inquiries; processing purchases and redemptions of the Funds’ shares, including reinvestment of dividends; assisting shareholders in changing dividend options, account designations, and addresses; transmitting proxy statements, annual reports, prospectuses, and other correspondence from the Funds to shareholders (including, upon request, copies, but not originals, of regular correspondence, confirmations, or regular statements of account) where such shareholders hold shares of the Funds registered in the name of CNB, a Participating Organization, or their nominees; and providing such other information and assistance to shareholders as may be reasonably requested by such shareholders.

CNB may also enter into agreements with Participating Organizations that process substantial volumes of purchases and redemptions of shares of the Funds for their customers. Under these arrangements, the Transfer Agent will ordinarily maintain an omnibus account for a Participating Organization and the Participating Organization will maintain sub-accounts for its customers for whom it processes purchases and redemptions of shares. A Participating Organization may charge its customers a fee, as agreed upon by the Participating Organization and the customer, for the services it provides. Customers of Participating Organizations should read the Funds’ Prospectus in conjunction with the service agreement and other literature describing the services and related fees provided by the Participating Organization to its customers prior to any purchase of shares.

As a Participating Organization, each of City National Securities, Inc. (“CNS”) and RIM Securities, LLC (“RIM Securities”), each a wholly-owned subsidiary of CNB, has entered into a Shareholder Service Provider Agreement with CNB to provide shareholder servicing functions for the Funds with respect to shares of the Funds owned from time to time by customers of CNS and RIM Securities, respectively.

EXPENSES

The Trust pays the expenses of its operations, including: the fees and expenses of independent auditors, counsel and the Custodian; the cost of reports and notices to shareholders; the cost of calculating net asset value; registration fees; the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws; and industry association membership dues. In its role as investment manager, the Investment Manager has agreed to limit its investment management fees or reimburse the expenses of the various classes of the Funds as described above and in the Prospectus.

CODES OF ETHICS

Each of the Trust, the Investment Manager, the Sub-Advisers and the Distributor has adopted codes of ethics which contains policies on personal securities transactions by “access persons.” These policies comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted a Policy on Disclosure of Portfolio Holdings as described below.

All Funds
The Investment Manager and the Administrator receive information regarding the Funds’ portfolio holdings on a daily basis, and have the ability to disclose such information to other persons. No earlier than 60 days and no later than 65 days after the end of each first and third fiscal quarter of the Trust, the Administrator includes lists of the Funds’ complete portfolio holdings as of the end of such quarter on the Trust’s website. The Trust also files the Funds’ complete portfolio holdings schedules as of the end of each first and third fiscal quarter with the SEC on Form N-Q within 60 days of the end of the quarter. With respect to the Trust’s second and fourth fiscal quarters, lists of the Funds’ complete portfolio holdings will be made available in the Funds’ annual and semi-annual reports, which will be mailed to shareholders within 60 days of the end of the quarter and are filed with the SEC on Form N-CSR within ten days of such mailing. The current shareholder reports will also be available on the Funds’ website. Certain other general information regarding the portfolio holdings of the Funds may also be made available to the general public, with the prior approval of management of the Trust, by posting to the Funds’ website(s) no earlier than 15 calendar days after the end of each month, as of the last business day of such month.

Disclosure, Generally
Pursuant to the policies adopted by the Board of Trustees, other than the foregoing disclosure, no information concerning the Funds’ portfolio holdings may be disclosed to any third party except for the following disclosures, which are generally made by the Investment Manager or the Administrator: (1) to persons providing services to the Trust who have a need to know such information in order to fulfill their obligations to the Trust, such as portfolio managers, administrators, custodians, and the Board of Trustees; (2) in connection with periodic reports that are available to shareholders and the public; (3) to mutual fund rating or statistical agencies or persons performing similar functions who have signed a confidentiality agreement with the Trust; (4) pursuant to a regulatory request or as otherwise required by law; or (5) to persons approved in writing by the Chief Compliance Officer (the “CCO”) of the Trust.  Any unauthorized use known to the Investment Manager or the Sub-Advisers of non-public information by entities under item (3) above shall be reported by the CCO to the Board of Trustees at the next regular Board meeting.  Any disclosure made pursuant to item (5) above will be reported to the Board at its next regular meeting.

As of ______________, the Trust has ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) the Investment Manager, Administrator and the Custodian pursuant to investment management, administration and custody agreements, respectively, under which the Trust’s portfolio holdings information is provided daily on a real-time basis; (ii) Institutional Shareholder Services pursuant to a proxy voting agreement under which the Funds’ portfolio holdings information is provided weekly, subject to a one-day lag; (iii) accountants, attorneys and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information, and (iv) Morningstar, Inc., Lipper Inc., imoney.net, Thomson Financial, Standard and Poor’s, and Bloomberg L.P., to which each Fund’s full portfolio holdings information is provided quarterly no later than 65 days after the end of the previous quarter, and no earlier than the date such information is posted to the Trust’s website.

The release of all non-public information by the Trust is subject to confidentiality requirements which the Board of Trustees has determined are adequate to safeguard the Funds and their shareholders from improper disclosure of portfolio holdings information. The Investment Manager’s Code of Ethics prohibits all of its employees from communicating material non-public information to others in violation of law or entering into any transaction based on material non-public information. Each of the Administrator and Institutional Shareholder Services is required to keep confidential all information related to the Trust pursuant to its respective service agreement. The Trust’s custodian, independent registered public accounting firm and attorneys engaged by the Trust maintain the confidentiality of such information pursuant to their respective professional ethical obligations, which the Board of Trustees believes are sufficient to preserve the confidentiality of such information. The Trust currently provides portfolio holdings information to mutual fund rating agencies only after such information is made public by posting on the Funds’ website.

Neither the Trust nor its Investment Manager, Sub-Advisers or any other person may receive compensation in connection with the disclosure of information about the Trust’s portfolio securities. In the event of a conflict between the interests of Fund shareholders and those of the Trust’s Investment Manager, Sub-Advisers, distributor, or any affiliated person of the Trust or its Investment Manager, Sub-Advisers or distributor, the CCO will make a determination in the best interests of the Fund’s shareholders, and will report such determination to the Board of Trustees at the next regular Board meeting. The Board of Trustees oversees the disclosure of information about the Trust’s portfolio holdings principally by receiving oral and written reports from the CCO and through interaction with the CCO at meetings of the Board of Trustees.

PROXY VOTING

The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (the “Policy”), pursuant to which the Board has delegated the responsibility for voting such proxies to the Investment Manager as a part of the Investment Manager’s general management of the Funds, subject to the Board’s continuing oversight. The Investment Manager, in accordance with the Policy, has further delegated the responsibility for voting proxies with respect to the Fixed Income Opportunities Fund to the Sub-Advisers.

A conflict of interest may be deemed to occur when the Investment Manager or a Sub-Adviser or one of their affiliated persons has a financial interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise the Investment Manager’s or a Sub-Adviser’s independence of judgment and action in judging the proxy. If such a conflict occurs, the Investment Manager or a Sub-Adviser is required to submit a report to the Board of Trustees indicating the nature of the conflict of interest and how it was resolved.

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-888-889-0799 or 1-800-445-1341, (2) on the Funds’ website at www.cnicharterfunds.com, and (3) on the SEC’s website at www.sec.gov.

Certain information regarding the proxy voting policies of the Investment Manager and each Sub-Adviser that votes proxies on behalf of the Funds is included as Appendix B below.

GENERAL INFORMATION

The Trust was organized as a business trust under the laws of Delaware on October 28, 1996, and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more separate series. The Trust is an open-end management investment company registered under the 1940 Act. The Trust currently offers shares of beneficial interest, $0.01 par value per share, in various series. Currently, the Trust offers shares of 19 series.  Each series offers multiple classes of shares as set forth in the following chart. The Board may authorize the issuance of shares of additional series or classes of shares of beneficial interest if it deems it desirable.

Fund	Institutional Class	Servicing Class	Class N	Class S
Government Money Fund		X	X	X
Prime Money Fund	X	X	X	X
California Money Fund		X	X	X
Limited Maturity Fund	X		X
Government Bond Fund	X	X	X
Corporate Bond Fund		X	X
California Bond Fund		X	X
Full Maturity Fund	X		X
Intermediate Fixed Income Fund			X
High Yield Bond Fund	X	X	X
Fixed Income Opportunities Fund			X
Multi-Asset Fund	X	X	X
Dividend & Income Fund			X
U.S. Core Equity Fund	X	X	X
Diversified Equity Fund	X		X
Large Cap Value Fund	X	X	X
Large Cap Growth Fund		X	X
Socially Responsible Equity Fund	X		X
Emerging Markets Fund			X

The Trust is generally not required to hold shareholder meetings. However, as provided in its Agreement and Declaration of Trust of the Trust (the “Declaration”) and the Bylaws of the Trust (the “Bylaws”), shareholder meetings may be called by the Trustees for the purpose as may be prescribed by law, the Declaration or the Bylaws, or for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable including changing fundamental policies, electing or removing Trustees, or approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the 1940 Act (1) the Trust will hold a shareholder meeting for the election of Trustees when less than a majority of the Trustees have been elected by shareholders, and (2) if, as a result of a vacancy in the Board, less than two-thirds of the Trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

The Declaration provides that one-third of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, except when a larger quorum is required by applicable law, by the Bylaws or by the Declaration, and except that where any provision of law, of the Declaration, or of the Bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series; or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Agreement and

Declaration of Trust specifically authorizes the Board to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectus and this SAI concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a fund or acknowledges the existence of such control. Such control relationships will continue to exist until such time as such share ownership represents 25% or less of the outstanding shares of the fund. Through the exercise of voting rights with respect to shares of the Predecessor Fund/Fund, the controlling persons set forth below may be able to determine the outcome of shareholder voting on matters to which approval of shareholders is required. A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of a fund.  Set forth below is information with respect to each person, who, to the Trust’s knowledge, owned beneficially or of record more than 5% of any class of a Predecessor Fund’s total outstanding shares and their aggregate ownership of such Predecessor Fund’s total outstanding shares as of __________.

Dividend & Income Portfolio

Name and Address	% of Shares	Parent Company	Jurisdiction	Type of Ownership

Pershing LLC For the Benefit of its Customers PO Box 2052 Jersey City, NJ 07303-2052	64.31%	Pershing Group LLC	DE	Record

Genworth Financial Trust Co. 3200 N. Central Ave, Floor 7 Phoenix, AZ 85012-2468	30.55%	N/A	N/A	Record

Intermediate Fixed Income Portfolio

Name and Address	% of Shares	Parent Company	Jurisdiction	Type of Ownership

Pershing LLC For the Benefit of its Customers PO Box 2052 Jersey City, NJ 07303-2052	67.64%	Pershing Group LLC	DE	Record

Genworth Financial Trust Co. 3200 N. Central Ave, Floor 7 Phoenix, AZ 85012-2468	19.81%	N/A	N/A	Record

Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310-1692	10.56%	N/A	N/A	Record

Fixed Income Opportunities Portfolio

Name and Address	% of Shares	Parent Company	Jurisdiction	Type of Ownership

Pershing LLC For the Benefit of its Customers PO Box 2052 Jersey City, NJ 07303-2052	70.57%	Pershing Group LLC	DE	Record

Genworth Financial Trust Co. 3200 N. Central Ave, Floor 7 Phoenix, AZ 85012-2468	22.75%	N/A	N/A	Record

Emerging Markets Portfolio

Name and Address	% of Shares	Parent Company	Jurisdiction	Type of Ownership

Pershing, LLC For the Benefit of its Customers PO Box 2052 Jersey City, NJ 07303-2052	71.95%	Pershing Group LLC	DE	Record

Genworth Financial Trust Co. 3200 N. Central Ave, Floor 7 Phoenix, AZ 85012-2468	16.85%	N/A	N/A	Record

Brown Brothers Harriman & Co. 525 Washington Blvd. Jersey City, NJ 07310-1692	8.32%	N/A	N/A	Record

PERFORMANCE INFORMATION

As noted in the Prospectus, the Funds may, from time to time, quote various performance figures in advertisements and other communications to illustrate their past performance. Performance figures will be calculated separately for different classes of shares.

YIELD

The Funds’ 30-day yields are calculated according to a formula prescribed by the SEC, expressed as follows:

YIELD = 2[(1+[a-b]/cd)6 - 1]

Where:	a	=	dividends and interest earned during the period.
	b	=	expenses accrued for the period (net of reimbursement).
	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends.
	d	=	the maximum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable “a” in the formula) on debt obligations that were purchased by these Funds at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

Effective yield is computed in the same manner except that the annualization of the return for the seven-day period reflects the results of compounding by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. This figure is obtained using the SEC formula:

Effective Yield = [(Base Period Return + 1)365/7] – 1

Investors should recognize that, in periods of declining interest rates, the Funds’ yields will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, will tend to be somewhat lower. In addition, when interest rates are falling, monies received by the Funds from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of their portfolio of securities, thereby reducing the current yield of the Funds. In periods of rising interest rates, the opposite result can be expected to occur.

Each Fund’s performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of that Fund’s performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in that Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing that Fund’s performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies’ portfolio securities.

AVERAGE ANNUAL TOTAL RETURN

Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return for a Fund will be accompanied by information on that Fund’s average annual compounded rate of return over the most recent four calendar quarters and the period from that Fund’s inception of operations. The Funds may also advertise aggregate and average total return information over different periods of time. A Fund’s “average annual total return” figures are computed according to a formula prescribed by the SEC expressed as follows:

P(1 + T)n = ERV

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return.
	n	=	number of years.
	ERV	=
Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual total return (after taxes on distributions) by finding the average annual compounded rates of return of a hypothetical investment in a Fund over different periods of time and since that Fund’s inception of operations. A

Fund’s “average annual total return after taxes on distributions” figures are computed according to a formula prescribed by the SEC expressed as follows:

P(1 + T)n = ATVD

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return (after taxes on distributions).
	n	=	number of years.
	ATVD	=
ending value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), after taxes on Fund distributions but not after taxes on redemption, assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION

Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return of a hypothetical investment in a Fund over different periods of time and since that Fund’s inception of operations. A Fund’s “average annual total return after taxes on distributions and redemption” figures are computed according to a formula prescribed by the SEC expressed as follows:
P(1 + T)n = ATVDR

Where:	P	=	a hypothetical initial payment of $1,000.
	T	=	average annual total return (after taxes on distributions and redemption).
	n	=	number of years.
	ATVDR	=
ending value of a hypothetical $1,000 investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), after taxes on Fund distributions and redemption, assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

PURCHASE AND REDEMPTION OF SHARES

Shares of the Funds may be purchased and redeemed on days when the New York Stock Exchange (the “NYSE”) is open for business. Currently, the weekdays that the NYSE recognizes as holidays and is closed are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Money Market Funds may be purchased and redeemed on days when the NYSE and the Federal Reserve Bank of New York (the “Federal Reserve”) are open for business. The Funds reserve the right to open for business on days that the NYSE is closed but the Federal Reserve is open. Purchases and redemptions will be made in full and fractional shares.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the broker-dealer or other financial institution responsible for maintaining your account (your “Authorized Institution”) will ask you for certain information, which includes your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. Please contact your Authorized Institution for more information.

The Funds are required by law to reject your investment if the required identifying information is not provided. In certain instances, the Authorized Institution is required to collect documents on behalf of the Funds to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity. Attempts to collect missing information required on the application will be performed by contacting you. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

The Funds will accept investments in cash only in U.S. Dollars. The Trust reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order in-kind by making payment in readily marketable securities chosen by the Funds and valued as they are for purposes of computing the Funds’ net asset values. However, the Trust has elected to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (1) $250,000, or (2) one percent of the net asset value of the Funds at the beginning of such period. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. To minimize administrative costs, share certificates will not be issued. Records of share ownership are maintained by the Transfer Agent.

The Funds may be required to withhold federal income tax at a rate of 30% (backup withholding) from dividend payments, distributions, and redemption proceeds if a shareholder fails to furnish the Funds with his/her certified social security or tax identification number. The shareholder also must certify that the number is correct and that he/she is not subject to backup withholding. The certification is included as part of the share purchase application form. If the shareholder does not have a social security number, he/she should indicate on the purchase form that an application to obtain the number is pending. The Funds are required to withhold taxes if a number is not delivered within seven days.

The Trust reserves the right in its sole discretion to (i) suspend the continued offering of the Funds’ shares, and (ii) reject purchase orders in whole or in part when in the judgment of the Investment Manager or the Distributor such suspension or rejection is in the best interest of a Fund.

Payments to shareholders for shares of a Fund redeemed directly from that Fund will be made as promptly as possible but no later than three days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (i) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC (upon application by a Fund pursuant to Section 22(e) of the 1940 Act) making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable; or (iii) for such other period as the SEC may permit for the protection of the Fund’s shareholders.

OTHER INFORMATION

The Prospectus and this SAI do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the registration statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Copies of the registration statements may be obtained from the SEC upon payment of the prescribed fee.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

Audited financial statements for the Predecessor Funds, as contained in the Annual Report to Shareholders of the Predecessor Funds for the fiscal year ended December 30, 2011, are available on request and are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report on the authority of ___________ as experts in accounting and auditing.

APPENDIX A – RATINGS OF INVESTMENT SECURITIES

Description ratings for Standard & Poor’s Ratings Services (“S&P”); Moody’s Investors Service, Inc., (“Moody’s”) and Fitch Ratings (“Fitch”).

Standard & Poor’s Rating Services

Long-Term Credit Ratings

AAA	Obligations rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Obligations rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A
Obligations rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

BBB
Obligations rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB
Obligations rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B
Obligations rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC
Obligations rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC	Obligations rated CC are currently highly vulnerable to nonpayment.

C
The rating C is typically applied to situations where a bankruptcy petition or similar action has been filed but payments on the obligation are being continued, or to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently being paid.

D	Obligations rated D are in default, and payment of interest and/or repayment of principal is in arrears.

S&P’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Short-Term Credit Ratings

An S&P short term credit rating is a current assessment of the likelihood of timely payment of obligations having an original maturity of no more than 365 days, including commercial paper.

A-1
This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3
Issues carrying this designation have an adequate capacity for timely payment. While they have adequate protection parameters, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B-1	Issues carrying this designation are regarded as having significant speculative characteristics, but the relative capacity for timely payment is a relatively strong.

B-2
Issues carrying this designation also are regarded as having significant speculative characteristics, and the relative capacity for timely payment is average compared to other speculative-grade obligors.

B-3	Capacity for timely payment on obligations with this designation is relatively weaker compared to other speculative-grade obligors.

C	This designation is assigned to short-term obligations with doubtful capacity for payment absent favorable business, financial and economic conditions.

D	Issues carrying this designation are in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service, Inc.

Long-Term Obligation Ratings

Aaa
Obligations which are rated Aaa are judged to be of highest quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Obligations which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A
Obligations which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa
Obligations which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such obligations lack outstanding investment characteristics and, in fact, may have speculative characteristics as well.

Ba
Obligations which are rated Ba are judged to have speculative elements and are subject to substantial credit risk; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes obligations in this class.

B
Obligations which are rated B generally lack the characteristics of a desirable investment, i.e., they are considered speculative and are subject to high credit risk. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Obligations which are rated Caa are judged to be of poor standing. Such issues have present elements of danger with respect to principal or interest.

Ca
Obligations which are rated Ca present obligations which are speculative in a high degree. Such issues are often in or very near default or have other marked shortcomings with some prospect of recovery of principal and interest.

C
Obligations which are rated C are the lowest rated class of bonds, are typically in default, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below Caa. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Short-Term Ratings

Moody’s short-term ratings are assigned to issues, short-term programs or individual short-term debt instruments generally having an original maturity not exceeding 13 months, unless explicitly noted.

P-1
Issuers (or related supporting institutions) rated Prime-1 are the highest rating assigned by Moody’s. Issuers must have a superior capacity for repayment of short-term debt obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

P-2
Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term debt obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3
Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

NP	Issuers (or related supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings

Long-Term Corporate Ratings

The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer’s future financial strength and credit quality.

AAA
Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is highly unlikely to be affected by reasonably foreseeable events.

AA
Obligations rated AA are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A
Obligations rated A are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB
Obligations rated BBB are considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for obligations with higher ratings.

BB
Obligations rated BB are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B
Obligations rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC
Obligations rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Obligations rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Obligations rated C are in imminent default in payment of interest or principal.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA long-term category or to long-term categories below B.

Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of less than 13 months for most obligations (including commercial paper, certificates of deposit, medium-term notes, and investment notes) or up to three years for public finance.

Although the credit analysis is similar to Fitch’s long-term rating analysis, the short-term rating places greater emphasis than long-term ratings on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2	Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-l+ and F-1 categories.

F-3
Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B
Speculative credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

C
High default risk. Issues assigned this rating carry a real possibility of default since capacity for meeting financial commitments is solely reliant on a sustained, favorable business and economic environment.

D	Default. Entities or sovereigns assigned this rating have defaulted on payment of all of their financial obligations.

APPENDIX  B – SUMMARIES OF PROXY VOTING POLICIES

ROCHDALE INVESTMENT MANAGEMENT, LLC

The policy of Rochdale Investment Management, LLC (the “Investment Manager”) on proxy votes is to primarily vote all proxies in conjunction with recommendations from a disinterested third party.  The Investment Manager has entered into a contract with Glass Lewis & Co (“Glass Lewis”), a third party service provider that provides recommendations for all proxy votes based on their own internal guidelines, with no input from Rochdale.

Upon receiving Glass Lewis’ recommendations, proxies are voted by the Investment Manager’s Operations Manager, or his/her designee (designated herein as the “Proxy Voter”), within a week of learning of the proxy vote.

Upon learning of the pending proxy vote, the Proxy Voter accesses Glass Lewis’ website for their recommendations for the pending proxy. If Glass Lewis does not have a recommendation listed, the Proxy Voter contacts Glass Lewis to supply a recommendation on the pending proxy.

The Proxy Voter will print Glass Lewis’ recommendation and the vote through ProxyEdge for review by the Chief Compliance Officer or his/her designee (“designated as the “Compliance”).

These will be reviewed by Compliance on a monthly basis. Compliance will initial each vote to evidence their review and the Proxy Voter will maintain the recommendation and vote in his/her files.

In limited circumstances and provided there is no conflict of interest between the Investment Manager and the Trust, the Investment Manager may decide to vote a proxy in contradiction to the recommendation of Glass Lewis, if the Investment Manager does not believe Glass Lewis’ recommendation is in the best interests of the client.  In the event such a situation arises, The Investment Manager will prepare a written disclosure to be kept on file detailing the following:

•	facts surrounding the decision to vote contrary to Glass Lewis recommendation,
•	an explanation as to why management believes Glass Lewis’ recommendation is detrimental to the Trust’s best interest, and
•	any conflicts of interest that may be presented.

Compliance will then initial the decision evidencing their review and the Proxy Voter will keep record of this decision along with Glass Lewis’ recommendation and the actual vote.

FEDERATED INVESTMENT MANAGEMENT COMPANY

Proxy Voting Policies
The general policy of Federated Investment Management Company (the “Sub-Adviser”) with respect to proxy voting is to cast proxy votes in favor of proposals that the Sub-Adviser anticipates will enhance the long-term value of the securities being voted.  Generally, this will mean voting for proposals that the Sub-Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors.  However, whether the Sub-Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Sub-Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”).  The Sub-Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Sub-Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted.  The Sub-Adviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Sub-Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Sub-Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction.  The Sub-Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies.  Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation.  The Sub-Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election.  In these circumstances, the Sub-Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board.  For example, if the Sub-Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Sub-Adviser typically votes against such measures in other contexts.

The Sub-Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board.  The Sub-Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Sub-Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.  For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Sub-Adviser will not vote proxies for such shares.

Proxy Voting Procedures

The Sub-Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Sub-Adviser by the Board in accordance with the proxy voting policies.  The Sub-Adviser has hired Glass Lewis & Co. (GL) to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions.  The Proxy Committee has supplied GL with general voting instructions that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these voting instructions at any time or to vote contrary to the voting instructions at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Sub-Adviser’s general policy.  GL may vote any proxy as directed in the voting instructions without further direction from the Proxy Committee and may make any determinations required to implement the voting instructions.  However, if the voting instructions require case-by-case direction for a proposal, GL shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to GL.

Conflicts of Interest

The Sub-Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Portfolio (and its shareholders) and those of the Sub-Adviser or Distributor.  This may occur where a significant business relationship exists between the Sub-Adviser (or its affiliates) and a company involved with a proxy vote.  A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

The Sub-Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Sub-Adviser have influenced proxy votes.  Any employee of the Sub-Adviser who is contacted by an Interested Company regarding proxies to be voted by the Sub-Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Sub-Adviser will vote.  Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication.  Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted.  If the voting instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions.  If the voting instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Sub-Adviser with respect to the Interested Company.  If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Portfolio’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Sub-

Adviser voted as it did. Alternatively, the Proxy Committee may seek direction from the Portfolio’s Board on how a proposal concerning an Interested Company shall be voted, and shall follow any such direction provided by the Board. In seeking such direction, the Proxy Committee will disclose the reason such company is considered an Interested Company and may provide a recommendation on how such proposal should be voted and the basis for such recommendation.

If the Portfolio holds shares of another investment company for which the Sub-Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Portfolio’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Sub-Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

SEIX INVESTMENT ADVISORS LLC

Proxy Voting Policies
The general policy of Seix Investment Advisors LLC (“Seix”) with respect to proxy voting is to cast proxy votes in favor of proposals that Seix anticipates will enhance the long-term value of the securities being voted.  Generally, this will mean voting for proposals that Seix believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors.  However, whether Seix supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally Seix will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”).  Seix will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally Seix will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted.  Seix will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally Seix will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, Seix will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction.  Seix will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies.  Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation.  Seix will vote on such changes based on its evaluation of the proposed transaction or contested election.  In these circumstances, Seix may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board.  For example, if Seix decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though Seix typically votes against such measures in other contexts.

Seix generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board.  Seix believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, Seix will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.  For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), Seix will not vote proxies for such shares.

Proxy Voting Procedures

Seix has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to Seix by the Board of Trustees in accordance with the proxy voting policies.  Seix has hired Glass Lewis & Co. (GL) to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions.  The Proxy Committee has supplied GL with general voting instructions that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these voting instructions at any time or to vote contrary to the voting instructions at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Seix’s general policy.  GL may vote any proxy as directed in the voting instructions without further direction from the Proxy Committee and may make any determinations required to implement the voting instructions.  However, if the voting instructions require case-by-case direction for a proposal, GL shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to GL.

Conflicts of Interest

Seix has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Portfolio (and its shareholders) and those of Seix.  This may occur where a significant business relationship exists between the Seix (or its affiliates) and a company involved with a proxy vote.  A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

Seix has implemented the following procedures in order to avoid concerns that the conflicting interests of Seix have influenced proxy votes.  Any employee of Seix who is contacted by an Interested Company regarding proxies to be voted by Seix must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how Seix will vote.  Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication.  Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted.  If the voting instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions.  If the voting instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of Seix with respect to the Interested Company.  If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Board of Trustees information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, Seix voted as it did. Alternatively, the Proxy Committee may seek direction from the Board of Trustees on how a proposal concerning an Interested Company shall be voted, and shall follow any such direction provided by the Board. In seeking such direction, the Proxy Committee will disclose the reason such company is considered an Interested Company and may provide a recommendation on how such proposal should be voted and the basis for such recommendation.

If the Portfolio holds shares of another investment company for which Seix (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Portfolio’s proxies in the same proportion as the votes cast by shareholders who are not clients of Seix at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board of Trustees.

GML CAPITAL, LLP

Proxy Voting Policies
GML, as a matter of policy and as a fiduciary acting on behalf of funds and managed accounts in respect of which from time to time GML acts as discretionary investment manager (the “portfolios”), has responsibility for voting proxies for securities held in the portfolios, and considering and accepting or rejecting proposed waivers, amendments and other changes to the terms of investments held by the portfolios, consistent with the best economic interests of the investors in the portfolios. Due to the nature of such investments (which are overwhelmingly fixed income and credit investments), it is unlikely that GML will ever be required to vote “typical proxies” on behalf of portfolios i.e. where voting rights accorded to an equity holder are required to be exercised by vote.

However, GML does frequently participate, as discretionary investment manager to portfolios which are holders of bilateral, club and syndicated loans, in evaluating, and then agreeing or rejecting, in organized voting by participants in loan facilities, proposals for waivers, amendments and other changes to the terms of credit facilities. These proposed changes can range from proposals for simple, technical and non-material amendments, to potentially significant and fundamental amendments, including the restructuring/renegotiating of transaction terms with the borrower (issuer) and mandated lead arranger (“MLA”) for the relevant loan. Typically this process involves GML in its capacity as discretionary investment manager, agreeing or disagreeing with a request from a borrower (typically made via the loan’s Facility Agent/Security Agent) and then, if agreed, arranging for the portfolio or its Custodian to enter into written amendments, supplements or modifications to the investment’s credit documents for the purpose of adding or deleting any provisions of  the credit documents or changing in any manner the rights and/or obligations of all or any of the Borrower, Guarantor, Security Provider or Obligor.

Where GML acts as a non-discretionary investment adviser to a portfolio, GML typically evaluates in detail the circumstances which require a vote of shareholders or lenders; however, the voting decision is approved by a third party with requisite authority (for example, the lead manager of a portfolio in respect of which GML acts as sub-adviser, or the directors of a relevant fund/portfolio).

Each proposed waiver, amendment or change, and particularly each proposed restructuring/renegotiation is analyzed on its own merits and GML as discretionary investment manager votes (or – as non-discretionary investment manager – recommends a voting course of action to a third party) with the sole intention to maximize portfolio value in accordance with the objectives of the particular investment mandate concerned.

Proxy Voting Procedures
Each portfolio in respect of which this policy relates is managed or advised by a Portfolio Team which is led by a Lead Portfolio Manager (“LPM”). The ongoing monitoring and management of a particular portfolio investment is the responsibility of a particular investment manager within the Portfolio Team (a “PM”).

Responsibility for proxy voting or voting on waivers, amendments and other changes on a case-by-case basis rests with the PM responsible for the investment to which the vote relates. The PM considers the issues to which the vote relates on the merits based on the PM’s evaluation of, inter alia, prevailing economic conditions to which the issuer/obligor is subject and the technical characteristics of the proposal which is the subject of the vote, and will seek to vote (or – for non-discretionary mandates – to recommend a voting course of action) such that the portfolio or portfolios are afforded the greatest benefit.

The PM is responsible for maintaining appropriate voting records, including requests for voting, the rationale underpinning the voting decision, written documentation detailing any internal discussions that have taken place and the communication of the voting decision. In the case of portfolios with a trade finance strategy, such communications are provided to the MLA/Facility Agent via the portfolio’s Custodian (or to a portfolio’s lead manager, where GML acts as non-discretionary investment adviser to the portfolio). On occasion, these communications are provided directly by GML to the MLA/Facility Agent.

Oversight over voting decisions is provided prima facie by the LPM of the portfolio(s). The LPM’s principal role in this regard is to ensure consistency of approach, i.e. ensuring case-by-case decisions are made to the holistic benefit of the portfolio(s).

Conflicts of Interest
GML has adopted procedures to address situations where a matter on which a vote is required may present a potential conflict between the interests of the portfolio (and their underlying investors, as applicable) and those of GML, or between different portfolios (and their underlying investors, as applicable). This may occur in one or both of the following two scenarios:

•	There is a significant business relationship between GML (or its affiliates) and a company involved with a vote; and/or

•
Portfolios managed by GML participate in both a loan/bond and another security (typically a bond/loan but could also be an equity security) issued by the same or an associated issuer/obligor (an “associated security”) and a vote that acts to the advantage of the loan/bond may be detrimental to the interests of a holder of an associated security (and vice versa).

GML has implemented the following procedures in order to mitigate conflicts of interest risks:

1.
Should the PM or the LPM have a business relationship with the company involved with that vote (an “Interested Company”), that falls outside of his capacity as investment adviser or manager to the portfolio(s), that business relationship must be declared to the Compliance Officer and Risk Officer of GML.  Decisions concerning votes must be discussed in advance with the Compliance Officer and the Risk Officer. Where either the Compliance Officer or the Risk Officer disagrees with the intended course of action, the ‘dissent procedures’ (detailed below) shall apply. In any event, full details of the conflict, and measures taken to mitigate or resolve it, shall be detailed in the Conflicts of Interest Log (which is maintained by the Compliance Officer).

2.
Under no circumstances will the PM, LPM or any other GML staff member, make a commitment to an Interested Company regarding any voting or indicate to an Interested Company how such matters are likely to be voted, in advance of the actual vote.

3.
Where a waiver, amendment or modification of a loan is proposed (that is the subject of a vote) and that loan is held in one or more portfolio(s) managed by a GML investment team (“Investment Team A”) and an associated security is held in one or more different portfolios managed by a different GML investment team (“Investment Team B”), Investment Team A is prohibited from discussing the vote with Investment Team B (and vice versa). Restrictions on information flows between the investment teams are governed by GML’s general conflicts of interest policies and procedures.

4.
Where a waiver, amendment or modification of a loan is proposed (that is the subject of a vote) and an associated security is held in one or more portfolio(s) managed by the same GML investment team, voting intentions for each portfolio must be discussed in advance with the Compliance Officer and the Risk Officer. Where either the Compliance Officer or the Risk Officer disagrees with the intended course of action, the ‘dissent procedures’ (detailed below) shall apply. In any event, full details of the conflict, and measures taken to mitigate or resolve it, shall be detailed in the Conflicts of Interest Log (which is maintained by the Compliance Officer).

5.
Where a conflict of interest arises, as detailed in 1-4 above, and GML is recommending a voting course of action to a third party, the conflict must be disclosed to the third party at the time of making the recommendation.

Dissent Procedures
Where the Risk Officer and/or the Compliance Officer disagrees with a proposed voting decision (in the scenarios detailed above), the matter is referred to a committee comprising the Chief Investment Officer, Risk Officer, LPM concerned and Compliance Officer, who determine the most appropriate course of action (as agreed by majority vote, with the Chief Investment Officer holding the casting vote).

PART C

Item 28.	Exhibits

(a)			Agreement and Declaration of Trust.

	(1)		Form of Agreement and Declaration of Trust. (A)

	(2)		Form of Amendment to the Agreement and Declaration of Trust. (B)

	(3)		Certificate of Amendment to the Certificate of Trust. (B)

(b)			By-Laws:

	(1)		By-Laws dated October 25, 1996. (A)

	(2)		Amendment to the By-Laws of the Trust. (B)

(c)			Instruments Defining Rights of Security Holder—not applicable.

(d)			Investment Management Agreements:

(1)
Investment Management Agreement with City National Asset Management, Inc. with respect to Government Money Market Fund, Prime Money Market Fund, California Tax Exempt Money Market Fund, Government Bond Fund, Corporate Bond Fund, California Tax Exempt Bond Fund, High Yield Bond Fund, Multi-Asset Fund, U.S. Core Equity Fund, Large Cap Value Equity Fund and Large Cap Growth Equity Fund (O)

		(i)	Form of Amended Appendices to Investment Management Agreement with City National Asset Management, Inc. (BB)

(2)
Investment Management Agreement with City National Asset Management, Inc. with respect to Limited Maturity Fixed Income Fund, Full Maturity Fixed Income Fund, Diversified Equity Fund and Socially Responsible Equity Fund (X)

		(i)	Form of Expense Limitation Agreement with City National Asset Management, Inc. (Z)

	(3)		Investment Sub-Advisory Agreement between City National Asset Management, Inc. and Guggenheim Investment Management, LLC with respect to High Yield Bond Fund. (V)

	(4)		Investment Manager Agreement between City National Asset Management, Inc. and SKBA Capital Management, LLC with respect to Diversified Equity Fund (Z)

(5)	Investment Manager Agreement between City National Asset Management, Inc. and SKBA Capital Management, LLC with respect to Socially Responsible Equity Fund (Z)

(6)
Form of Investment Manager Agreement between CCM Advisors, LLC (the previous investment advisor to the Full Maturity Fixed Income Fund which combined its business with City National Asset Management, Inc. effective January 1, 2011) and Robert W. Baird & Co. Incorporated with respect to Full Maturity Fixed Income Fund. (J)

(7)	Investment Manager Agreement between CCM Advisors, LLC and Boyd Watterson Asset Management, LLC with respect to Full Maturity Fixed Income Fund. (U)

	(8)		Form of Investment Manager Agreement between CCM Advisors, LLC and Turner Investments, L.P. with respect to Diversified Equity Fund. (R)

		(i)	Letter from CCM Advisors, LLC Regarding Fee Modification. (V)
(9)
Form of Investment Management Agreement with Rochdale Investment Management LLC with respect to Dividend & Income Fund, Intermediate Fixed Income Fund, Fixed Income Opportunities Fund and Emerging Markets Fund - filed herewith.

	(10)		Form of Investment Manager Agreement between Rochdale Investment Management LLC and Seix Investment Advisors LLC with respect to Fixed Income Opportunities Fund - filed herewith.

	(11)		Form of Investment Manager Agreement between Rochdale Investment Management LLC and Federated Investment Management Company with respect to Fixed Income Opportunities Fund - filed herewith.
	(12)		Form of Investment Manager Agreement between Rochdale Investment Management LLC and GML Capital LLP with respect to Fixed Income Opportunities Fund - filed herewith.
(e)			Form of Distribution Agreement. (B)

(f)			Bonus or Profit Sharing Contracts – not applicable.

(g)	(1)		Amended and Restated Custody Agreement (Y)

	(2)		Form of Amendment to Custody Agreement - filed herewith.
(h)			Other Material Contracts:

	(1)		Form of Administrative Services Agreement. (B)

		(i)	Form of Amended Administration Agreement - filed herewith.

(2)		Form of Transfer Agent Agreement. (B)

	(i)	Form of Amended Schedule to Transfer Agent Agreement. (R)

	(ii)	Form of Supplement to Transfer Agent Agreement. (C)

	(iii)	Form of Amendment to Transfer Agency Agreement. (H)

	(iv)	Form of Amendment to Transfer Agency Agreement. (I)

	(v)	Sub-Transfer Agent Agreement (X)

	(vi)	Assignment of Transfer Agency Agreement. (Q)

	(vii)	Amendment to Transfer Agency Agreement. (R)

		(viii)	Amendment to Transfer Agency Agreement (X)

		(ix)	Form of Amendment to Transfer Agency Agreement (AA)

	(3)		Form of Amended and Restated Shareholder Services Agreement with City National Bank. (O)

		(i)	Form of Shareholder Services Fee Limitation Agreement (Z)

		(ii)	Form of Amended Appendix to Amended and Restated Shareholder Services Agreement - filed herewith.
		(iii)	Form of Shareholder Service Provider Agreement with RIM Securities, LLC - filed herewith.

	(4)		Form of Shareholder Services Agreement with City National Asset Management, Inc. (X)

		(i)	Form of Shareholder Services Fee Limitation Agreement (Z)

(i)			Legal Counsel’s Consent (Q)

	(1)		Legal Counsel’s Opinion (F)

	(2)		Legal Counsel’s Opinion (D)

	(3)		Legal Counsel’s Opinion (E)

	(4)		Legal Counsel’s Opinion (K)

	(5)		Legal Counsel’s Opinion (P)

	(6)		Legal Counsel’s Opinion (T)

	(7)		Legal Counsel’s Opinion (Z)

(j)		Other Opinions – Independent Auditors’ Consent

	(1)	KPMG LLP (AA)

	(2)	Ernst & Young, LLP (N)

(k)		Omitted Financial Statements – not applicable.

(l)		Initial Capital Agreement (A)

(m)		Distribution Plans

	(1)	Form of Rule 12b-1 Plan - filed herewith.

	(2)	Form of Sub-Distribution Agreement (O)

(n)		Form of Amended and Restated Multiple Class Plan - filed herewith.

(o)		Reserved.

(p)		Codes of Ethics.

	(1)	CNI Charter Funds (BB)

	(2)	City National Asset Management, Inc. (Y)

	(3)	SEI Investments Distribution Co. (H)

	(4)	Guggenheim Partners Investment Management, LLC (BB)

	(5)	SEI Investments Global Funds Services (I)

	(6)	Robert W. Baird & Co. Incorporated (BB)

	(7)	SKBA Capital Management, LLC (Y)

	(8)	Boyd Watterson Asset Management, LLC (V)

	(9)	Turner Investments, L.P. (R)
	(10)	Rochdale Investment Management, LLC - filed herewith.
	(11)	Seix Investment Advisors LLC - filed herewith.
	(12)	Federated Investment Management Company - filed herewith.
	(13)	GML Capital, LLP - filed herewith.

(q)		Power of Attorney (Z)

(A)	Previously filed as an exhibit to Registrant’s Registration Statement on Form N-1A (333-16093) on November 14, 1996 and incorporated herein by reference.

(B)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 8 (333-16093) on May 3, 1999 and incorporated herein by reference.

(C)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 21 (333-16093) on January 28, 2003 and incorporated herein by reference.

(D)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 18 (333-16093) on August 3, 2001 and incorporated herein by reference.

(E)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 19 (333-16093) on October 1, 2001 and incorporated herein by reference.

(F)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 13 (333-16093) on February 28, 2000 and incorporated herein by reference.

(G)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 14 (333-16093) on June 12, 2000 and incorporated herein by reference.

(H)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 22 (333-16093) on January 28, 2004 and incorporated herein by reference.

(I)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 24 (333-16093) on January 28, 2005 and incorporated herein by reference.

(J)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 25 (333-16093) on May 13, 2005 and incorporated herein by reference.

(K)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 28 (333-16093) on October 12, 2005 and incorporated herein by reference.

(L)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 29 (333-16093) on January 27, 2006 and incorporated herein by reference.

(M)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 30 (333-16093) on May 30, 2006 and incorporated herein by reference.

(N)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 31 (333-16093) on January 29, 2007 and incorporated herein by reference.

(O)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 32 (333-16093) on June 27, 2007 and incorporated herein by reference.

(P)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 33 (333-16093) on September 21, 2007 and incorporated herein by reference.

(Q)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 34 (333-16093) on January 28, 2008 and incorporated herein by reference.

(R)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 35 (333-16093) on March 10, 2008 and incorporated herein by reference.

(S)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 36 (333-16093) on May 23, 2008 and incorporated herein by reference.

(T)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 37 (333-16093) on June 17, 2008 and incorporated herein by reference.

(U)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 38 (333-16093) on January 28, 2009 and incorporated herein by reference.

(V)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 39 (333-16093) on November 18, 2009 and incorporated herein by reference.

(W)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 40 (333-16093) on January 28, 2010 and incorporated herein by reference.

(X)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 41 (333-16093) on January 28, 2011, and incorporated herein by reference.

(Y)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 44 (333-16093) on September 14, 2011, and incorporated herein by reference.

(Z)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 48 (333-16093) on December 16, 2011, and incorporated herein by reference.
(AA)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 50 (333-16093) on January 27, 2012, and incorporated herein by reference.
(BB)	Previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 52 (333-16093) on September 12, 2012, and incorporated herein by reference.

Item 29.	Persons Controlled by or Under Common Control with the Funds.

Not applicable.

Item 30.	Indemnification.

Please see Article VI of the Registrant’s By-Laws, previously filed as an Exhibit.  Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

“Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Notwithstanding the provisions contained in the Registrant’s By-Laws, in the absence of authorization by the appropriate court on the merits pursuant to Sections 4 and 5 of Article VI of said By-Laws, any indemnification under said Article shall be made by Registrant only if authorized in the manner provided in either subsection (a) or (b) of Section 6 of said Article VI.

Item 31.	Business and Other Connections of Investment Advisers.

CITY NATIONAL ASSET MANAGEMENT, INC.

City National Asset Management, Inc. (“CNAM”), a wholly-owned subsidiary of City National Bank (“CNB”) and an indirect wholly owned subsidiary of City National Corporation (“CNC”), serves as investment adviser to certain of Registrant’s Funds.  In addition to serving as the investment adviser to the Funds, CNAM also provides other institutional advisory services and provides investment consulting services to institutions.

Except as set forth below, to the knowledge of Registrant none of the directors or officers of CNAM is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain officers also hold various positions with and engage in business for CNB, CNC and/or their affiliates.  The principal business address of each person listed in the table below, except Mr. Solberg, is 400 North Roxbury Drive, Beverly Hills, California  90210.  Mr. Solberg’s principal business address is 500 West Madison, Suite 2620, Chicago, Illinois 60661.

Name and Position with CNAM	Other Positions and Directorships
Bruce Simon Chief Investment Officer
Chairman, President, Chief Investment Officer and Director, City National Asset Management, Inc. (2011-Present); Chief Investment Officer and Managing Director, Ballentine Partners (2007 - January 2011)

Thomas A. Galvin Senior Vice President
Senior Vice President, City National Asset Management, Inc. (August 2012-Present); Director of U.S. Equity Research of Rochdale Investment Management (February 2012-Present); Managing Partner, Galvin Asset Management (2007-2012).

Otis Heald Senior Vice President	Senior Vice President and Director of Equity Investments, City National Asset Management, Inc. (2010-Present); Senior Vice President, City National Bank (2002-Present).
Gregory Kaplan Senior Vice President	Senior Vice President and Director of Fixed Income Investments, City National Asset Management, Inc. (2010-Present); Senior Vice President, City National Bank (2008-Present)
Paul Single Senior Vice President	Senior Vice President and Director of Fixed Income Investments, City National Asset Management, Inc. (2010-Present); Senior Vice President, City National Bank (1994-Present).
William Miller Senior Vice President
Senior Vice President and Director of Fixed Income Investments, City National Asset Management, Inc. (2010-Present); Senior Vice President of City National Asset Management, Inc. and City National Bank (2008-Present).

Timothy G. Solberg Senior Vice President
Senior Vice President and Director – Sub-Advised Funds, City National Bank (2011-Present); Vice President and Assistant Secretary, CNI Charter Funds (2005-Present); Managing Director and Chief Investment Officer, CCM Advisors, LLC (2002-2010).

Michele Maslow Chief Financial Officer
Senior Vice President and Chief Financial Officer, City National Asset Management, Inc. (2001-Present); Senior Vice President and Chief Financial Officer, City National Securities, Inc. (2001-Present); Senior Vice President, City National Bank (1999-Present).

Julianne Fries Chief Compliance Officer
Chief Compliance Officer, Wealth Management, City National Bank (May 2012-Present);  Director, Freddie Mac (December 2011-May 2012);  Senior Vice President and Chief Compliance Officer, Aris Financial (2008-2011);  Chief Compliance Officer, PNMAC Funds and Advisor (2007-2008); Managing Director and Chief Compliance Officer, Countrywide Capital Markets (1998-2007).

William J. Souza Senior Vice President, Chief Legal Officer	Chief Compliance Officer, CNI Charter Funds (May 2012-Present); Senior Vice President and Senior Trust Counsel, City National Bank (1998-Present).
Richard S. Gershen Director	Director, City National Asset Management, Inc. (2010-Present); Executive Vice President, City National Bank (2009-Present).
William Freeman Director
Senior Vice President, City National Bank (1996-Present), Director, Convergent Capital Management LLC (2005-Present), City National Securities Inc.(2010-Present), Convergent Wealth Advisors LLC (2007-Present), Lee Munder Capital Group LLC (2009-Present); Reed Conner & Birdwell (2007-2011).

Gregory Francoeur Director
Finance Manager – Wealth Management, City National Bank (2009-Present); Chief Financial Officer, Convergent Capital Management (2001-Present); Director, City National Securities Inc. (2010-Present); CCM Advisors LLC (2008-2010).

ROCHDALE INVESTMENT MANAGEMENT LLC

Rochdale Investment Management LLC (“Rochdale”), a wholly-owned subsidiary of City National Bank (“CNB”) and an indirect wholly owned subsidiary of City National Corporation (“CNC”), serves as investment adviser to certain of Registrant’s Funds.  In addition to serving as the investment adviser to the Funds, Rochdale also provides advisory services to individual and institutional investors.

Except as set forth below, to the knowledge of Registrant none of the directors or officers of Rochdale is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature , except that certain officers also hold various positions with and engage in business for CNB, CNC and/or their affiliates.  The principal business address of each person listed in the table below is 570 Lexington Avenue, New York, New York 10022.

Name and Position with Rochdale	Other Positions and Directorships
Carl Acebes Chairman	RIM Securities, LLC - Chairman Emeritus; Rochdale Corporation - President and Chairman (1975 - present); Rochdale Securities LLC - Managing Member (1975 - present)
Kashif Ahmad Senior Vice President - Investment Consulting	RIM Securities, LLC - Senior Vice President - Investment Consulting; RK Associates - Partner (2002 - present); SK Associates - Partner (2002 - present)
Charles Alberton Vice President & Senior Portfolio Manager	RIM Securities, LLC - Vice President & Senior Portfolio Manager
John Buckley Executive Vice President & Western Regional Director	RIM Securities, LLC - Executive Vice President & Western Regional Director
Bruce Cort Senior Vice President - FCA Rochdale	Cort and Associates Inc - President and Director (1987- present)
Edward Cox Senior Vice President - Investment Consulting	RIM Securities, LLC - Senior Vice President - Investment Consulting
Garrett D’Alessandro President, Chief Executive Officer & Co-Chief Investment Officer
RIM Securities, LLC - President, Chief Executive Officer & Co-Chief Investment Officer;  Symphonic Financial Advisors LLC - President, Chief Executive Officer & Co-Chief Investment Officer;  Symphonic Securities LLC - President, Chief Executive Officer & Co-Chief Investment Officer;

Elizabeth Dooley Vice President & Senior Portfolio Manager	RIM Securities, LLC - Vice President & Senior Portfolio Manager
John Fulgham Regional Director - Senior Vice President	RIM Securities, LLC - Regional Director - Senior Vice President

Jeffrey Gage Senior Vice President	Financial Corporation of America Inc., DBA FCA Associates - President (1987-present)
Thomas Galvin Director of U.S. Equity Research	City National Asset Management, Inc. - Senior Vice President; Financial Corporation of America Inc., DBA FCA Associates - President (1987-present)
Gregg Giaquinto Executive Vice President - Operations/Compliance
RIM Securities, LLC - Executive Vice President- Operations/ Compliance; Symphonic Financial Advisors LLC - Executive Vice President; Symphonic Securities LLC - Executive Vice President- Chief Compliance Officer

Paul Guerney Vice President & Senior Portfolio Manager	RIM Securities, LLC - Vice President & Senior Portfolio Manager
Barbara Hawkesworth Deputy General Counsel & Chief Compliance Officer	Symphonic Financial Advisors LLC - Deputy General Counsel & Chief Compliance Officer
Kurt Hawkesworth COO & General Counsel	RIM Securities, LLC - COO & General Counsel; Symphonic Financial Advisors LLC - COO & General Counsel; Symphonic Securities LLC - COO & General Counsel
Russell Launer Vice President - Client Service	RIM Securities, LLC - Vice President - Client Service; Symphonic Financial Advisors LLC - Vice President - Client Service; Symphonic Securities LLC - Vice President - Client Service
Harry Martin Exec. Vice President - Senior Investment Consultant	RIM Securities, LLC - Exec. Vice President - Senior Investment Consultant
William O’Donnell Chief Financial Officer	RIM Securities, LLC - Chief Financial Officer; Symphonic Financial Advisors LLC - Chief Financial Officer; Symphonic Securities LLC - Chief Financial Officer
Poul-Erik Olsen Vice President & Senior Portfolio Manager	RIM Securities, LLC - Vice President & Senior Portfolio Manager
Patrick Vignone Vice President - CPA Business Development	RIM Securities, LLC - Vice President - CPA Business Development
William Freeman Director
Senior Vice President, City National Bank (1996-Present), Director, Convergent Capital Management LLC (2005-Present), City National Securities Inc.(2010-Present), Convergent Wealth Advisors LLC (2007-Present), Lee Munder Capital Group LLC (2009-Present); Reed Conner & Birdwell (2007-2011).

Rich Gershen Director	Director, City National Asset Management, Inc. (2010-Present); Executive Vice President, City National Bank (2009-Present).

Richard Adler Director
President and Chief Executive Officer, Convergent Capital Management, LLC (2003-present), Director – CCM Advisors LLC (1999-2010), Clifford-Swan Investment Counsel LLC (2007-present), Convergent Wealth Advisors LLC (2007-present), Lee Munder Capital Group LLC (2009-present), Mid-Continent Capital LLC (1997-present), SKBA Capital Management (1999-present).

GUGGENHEIM PARTNERS INVESTMENT MANAGEMENT, LLC

Guggenheim Partners Investment Management, LLC (“Guggenheim”) acts as sub-adviser to the High Yield Bond Fund series of the Registrant. Guggenheim is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and provides investment advisory services to insurance companies, funds (registered and unregistered) and may include from time to time other clients such as individuals and family entities. Except as set forth below, to the knowledge of Registrant none of the directors or officers of Guggenheim is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. The principal business address of Messrs. Boehly, Hagner and Sautel in the table below is 135 East 57th Street, 6th Floor, New York, New York 10022.  The principal business address of Mr. Minerd is 100 Wilshire Boulevard, Suite 500, Santa Monica, California 90401.

Name and Position within Guggenheim	Other Positions and Directorships
Todd Boehly, Managing Partner
Managing Partner, Guggenheim Corporate Funding, LLC; Managing Partner and Office of the Chief Executive, Guggenheim Capital, LLC; Authorized Person, Guggenheim Apsley Holdings LLC; Director, Guggenheim Transparent Value, LLC; Class A Member, Denver Holdings II, LLC; Director, E5 Global media (UK); Authorized Person, Eldridge Investors LLC; Director, The Landon School; Director, New Canaan Partners, LLC; Director, Five Guys New York; Manager, Max Radio of Denver, LLC; Director, Minerva Holdings LLC; Board Member, Finding a Cure for Epilepsy and Seizures (f.a.c.e.s); Director, Prometheus Media Holdings, LLC; Director, Prometheus Global Media, LLC; Director, Security Benefit Corporation; Authorized Person, Guggenheim Lawrence, LLC; Authorized Person, Guggenheim SBC  Holdings, LLC; Authorized Person, Guggenheim Knights of Security, LLC

William Hagner Chief Legal Officer	Director, E5 Global Media (UK); Director, Prometheus Global Media Holdings, LLC; Director, Prometheus Global Media, LLC; Director, Lionel Nascar Collectibles LLC
B. Scott Minerd, Chief Investment Officer
Owner, Adventure Partners Fund, LLC; Board Member, Diamond Resorts Parent, LLC; Board Member, Guggenheim Transparent Value, LLC; Board Member, Strategic Business Partners Among Nations; Director, Guggenheim Beta Plus Solution Fund SPC; Director, Guggenheim Partners Opportunistic Investment Grade Securities Fund, LLC

Stephen D. Sautel, Chief Operating Officer	Director, Guggenheim Global Investments PLC

SKBA CAPITAL MANAGEMENT, LLC

SKBA Capital Management, LLC (“SKBA”) is a majority employee owned firm.  Effective May 16, 2011, SKBA employee shareholders became majority owners of SKBA, and Convergent Capital Management LLC, a wholly-owned subsidiary of CNC which previously was a majority owner of SKBA, holds a minority ownership interest in SKBA.  SKBA is the sub-adviser for Registrant’s Socially Responsible Equity Fund and for a portion of Registrant’s Diversified Equity Fund.  The principal address of SKBA is 44 Montgomery Street, Suite 3500, San Francisco, California 94104.  SKBA is an investment adviser registered under the Investment Advisers Act of 1940.  Except as set forth below, to the knowledge of Registrant none of the directors or officers of SKBA is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with SKBA.

Name and Position with SKBA	Other Positions and Directorships
Richard H. Adler Director
President and Chief Executive Officer, Convergent Capital Management, LLC (2003-present), Director – CCM Advisors LLC (1999-2010), Clifford-Swan Investment Counsel LLC (2007-present), Convergent Wealth Advisors LLC (2007-present), Lee Munder Capital Group LLC (2009-present), Mid-Continent Capital LLC (1997-present), SKBA Capital Management (1999-present)

ROBERT W. BAIRD & CO. INCORPORATED

Robert W. Baird & Co. Incorporated (“Baird”) is a sub-adviser for a portion of Registrant’s Full Maturity Fixed Income Fund.  The principal address of Baird is 777 East Wisconsin Avenue, Suite 2500 Milwaukee, Wisconsin 53202.  Baird is an investment adviser registered under the Investment Advisers Act of 1940.  To the knowledge of Registrant none of the directors or officers of Baird is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Baird.

BOYD WATTERSON ASSET MANAGEMENT, LLC

Boyd Watterson Asset Management (“Boyd”) is a sub-adviser for a portion of Registrant’s Full Maturity Fixed Income Fund.  The principal address of Boyd is 1801 East Ninth Street, Suite 1400, Cleveland, Ohio 44114.  Boyd is an investment adviser registered under the Investment Advisers Act of 1940.  To the knowledge of Registrant none of the directors or officers of Boyd is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Boyd.

TURNER INVESTMENTS, L.P.

Turner Investments, L.P. (“Turner”) is a sub-adviser for a portion of Registrant’s Diversified Equity Fund.  The principal address of Turner is 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania, 19312.  Turner is an investment adviser registered under the Investment Advisers Act of 1940.  Except as set forth below, to the knowledge of Registrant none of the directors or officers of Turner is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Turner.

NAME AND POSITION WITH COMPANY	OTHER COMPANY	POSITION WITH OTHER COMPANY
Thomas R. Trala Chief Operating Officer, Executive Managing Director, Secretary	Turner Funds	President & Trustee
	Turner Investment Partners (Australia) Pty. Ltd.	Director
	Turner International Ltd.	Trustee
	Turner Investment Management LLC	Board Member, President & Chief Operating Officer & Treasurer
Mark D. Turner Vice Chairman of the Board; President, Senior Portfolio Manager	Turner Investment Management, LLC	Chairman
	Turner International Ltd.	Trustee
	The Philadelphia Ronald McDonald House	Board Member
	CityTeam Ministries (Chester)	Board Member
	The Haverford School	Trustee
Robert E. Turner Chairman; Chief Investment Officer	Delaware Valley Friends School	Board Member
	University of Notre Dame School of Architecture	Advisory Council Member
	Bradley University (Peoria, IL)	Trustee
Christopher K. McHugh Vice Chairman, Senior Portfolio Manager	Philadelphia University	Trustee

SEIX INVESTMENT ADVISORS LLC
Seix Investment Advisors LLC (“Seix”) is a sub-adviser for a portion of Registrant’s Fixed Income Opportunities Fund.  The principal address of Seix is 10 Mountainview Road, Suite C-200, Upper Saddle River, New Jersey 07458.  Seix is an investment adviser registered under the Investment Advisers Act of 1940.  Except as set forth below, to the knowledge of Registrant none of the directors or officers of Seix is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Seix.

NAME AND POSITION WITH COMPANY	OTHER COMPANY	POSITION WITH OTHER COMPANY
James Keegan, CEO and CIO	RidgeWorth Capital Management, Inc.	Vice President (2008- present)

FEDERATED INVESTMENT MANAGEMENT COMPANY

Federated Investment Management Company (“Federated”) is a sub-adviser for a portion of Registrant’s Fixed Income Opportunities Fund.  The principal address of Federated is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222.  Federated is an investment adviser registered under the Investment Advisers Act of 1940.  Except as set forth below, to the knowledge of Registrant none of the directors or officers of Federated is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Federated.

Name and Position within Federated Investment Management Company	Other Positions and Directorships
J. Christopher Donahue, Trustee and Chairman
Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

John B. Fisher, Trustee and President/CEO
President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.

Thomas R. Donahue, Trustee and Treasurer	Chief Financial Officer, Federated Investors, Inc.
Mark D. Olson, Trustee	Principal, Mark D. Olson & Company L.L.C.; partner, Wilson, Halbrook & Bayard, P.A. , 500 Delaware Avenue, Suite 1500, Wilmington, DE 19801-1494.
Deborah A. Cunningham, Exec. Vice President	Chief Investment Officer of money market products; Senior Portfolio Manager
Robert J. Ostrowski, Exec. Vice President	Chief Investment Officer of taxable fixed-income products; Senior Portfolio Manager

SENIOR VICE PRESIDENTS
Todd Abraham	Portfolio manager of various funds in the Federated Fund Complex
J. Scott Albrecht	Portfolio manager of various funds in the Federated Fund Complex
Joseph M. Balestrino	Portfolio manager of various funds in the Federated Fund Complex
Randall S. Bauer	Portfolio manager of various funds in the Federated Fund Complex
Mark E. Durbiano	Portfolio manager of various funds in the Federated Fund Complex
Donald T. Ellenberger	Portfolio manager of various funds in the Federated Fund Complex
Richard J. Gallo	Portfolio manager of various funds in the Federated Fund Complex
Susan R. Hill	Portfolio manager of various funds in the Federated Fund Complex
Jeffrey A. Kozemchak	Portfolio manager of various funds in the Federated Fund Complex
Mary Jo Ochson	Portfolio manager of various funds in the Federated Fund Complex
Ihab Salib	Portfolio manager of various funds in the Federated Fund Complex
Christopher Smith	Portfolio manager of various funds in the Federated Fund Complex
Paige Wilhelm	Portfolio manager of various funds in the Federated Fund Complex
VICE PRESIDENTS
Lee R. Cunningham, II	Portfolio manager of various funds in the Federated Fund Complex
B. Anthony Delserone, Jr.	Portfolio manager of various funds in the Federated Fund Complex
Bryan Dingle	Portfolio manager of various funds in the Federated Fund Complex
William R. Jamison	Portfolio manager of various funds in the Federated Fund Complex
Marian R. Marinack	Portfolio manager of various funds in the Federated Fund Complex
Joseph M. Natoli	Portfolio manager of various funds in the Federated Fund Complex
Gene Neavin	Portfolio manager of various funds in the Federated Fund Complex
Roberto Sanchez-Dahl, Sr.	Portfolio manager of various funds in the Federated Fund Complex
Michael W. Sirianni, Jr.	Portfolio manager of various funds in the Federated Fund Complex
Paolo H. Valle	Portfolio manager of various funds in the Federated Fund Complex
Stephen J. Wagner	Portfolio manager of various funds in the Federated Fund Complex
Mark Weiss	Portfolio manager of various funds in the Federated Fund Complex
ASSISTANT VICE PRESIDENTS
Ann Kruczek	Senior Vice President, Head of Investment Administration and Operations
Christopher McGinley	Portfolio manager of various funds in the Federated Fund Complex

Liam O’Connell	Portfolio manager of various funds in the Federated Fund Complex
Brian P. Bouda, Chief Compliance Officer
Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries.

GML CAPITAL LLP

GML Capital LLP (“GML”) is a sub-adviser for a portion of Registrant’s Fixed Income Opportunities Fund.  The principal address of GML is The Met Building, 22 Percy Street, London WIT 2BU, United Kingdom.  GML is authorised and regulated by the Financial Services Authority and is an investment adviser registered under the Investment Advisers Act of 1940.  To the knowledge of Registrant none of the directors or officers of GML is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with GML.

Item 32.	Principal Underwriter.

(a)  Registrant's distributor, SEI Investments Distribution Co. (the “Distributor”), acts as distributor for the following funds:

Fund	Date of Agreement
SEI Daily Income Trust	July 15, 1982
SEI Liquid Asset Trust	November 29, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors' Inner Circle Fund	November 14, 1991
The Advisors' Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
CNI Charter Funds	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
ProShares Trust	November 14, 2005
Community Reinvestment Act Qualified Investment Fund	January 8. 2007
SEI Alpha Strategy Portfolios, LP	June 29, 2007
TD Asset Management USA Funds	July 25, 2007

SEI Structured Credit Fund, LP	July 31, 2007
Wilshire Mutual Funds, Inc.	July 12, 2008
Wilshire Variable Insurance Trust	July 12, 2008
Global X Funds	October 24, 2008
Pro Shares Trust II	November 17, 2008
Exchanged Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds	September 8, 2010
Adviser Managed Trust Fund	December 10, 2010
Huntington Strategy Shares	July 26, 2011
New Covenant Funds	March 30, 2012
KKR Series Trust	October 3, 2012
KKR Alternative Corporate Opportunities Fund	October 3, 2012
KKR Alternative Corporate Opportunities Fund P	October 3, 2012

The Distributor also provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments.  These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b)  The following are the directors and officers of the Distributor, none of whom serve as officers of the Registrant.  Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name	Position and Offices with Distributor
William M. Doran	Director
Edward D. Loughlin	Director
Wayne M. Withrow	Director
Kevin Barr	President & Chief Executive Officer
Maxine Chou	Chief Financial Officer, Chief Operations Officer & Treasurer
John Munch	General Counsel & Secretary
Karen LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary
Mark J. Held	Senior Vice President

Lori L. White	Vice President & Assistant Secretary
John Coary	Vice President & Assistant Secretary
John Cronin	Vice President
Robert Silvestri	Vice President

Item 33.	Location of Accounts and Records.

The accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “Investment Company Act”) will be kept by the Registrant’s Transfer Agent, SEI Investments Fund Management, One Freedom Valley Drive, Oaks, Pennsylvania 19456, except those records relating to portfolio transactions and the basic organizational and Trust documents of the Registrant (see Subsections (2)(iii), (4), (5), (6), (7), (9), (10) and (11) of Rule 31a–1(b)).  Such records will be kept by the Registrant at City National Asset Management, Inc., 400 North Roxbury Drive, Beverly Hills, California 90210 and 500 West Madison, Suite 2620, Chicago, IL 60661 except for those records relating to portfolio transactions of certain series of the Registrant as shown below:

Series of Registrant	Sub-Adviser and Address
High Yield Bond Fund	Guggenheim Partners Investment Management, LLC. 135 East 57th Street, 6th Floor New York, New York 10022
Diversified Equity Fund	SKBA Capital Management, LLC 44 Montgomery Street, Suite 3500 San Francisco, California 94104 Turner Investments, L.P. 1205 Westlakes Drive, Suite 100 Berwyn, Pennsylvania 19312
Full Maturity Fixed Income Fund	Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue, Suite 2500 Milwaukee, Wisconsin 53202 Boyd Watterson Asset Management, LLC 1801 East Ninth Street, Suite 1400 Cleveland, Ohio 44114
Socially Responsible Equity Fund	SKBA Capital Management, LLC 44 Montgomery Street, Suite 3500 San Francisco, California 94104
Dividend & Income Fund, Intermediate Fixed Income Fund, Fixed Income Opportunities Fund and Emerging Markets Fund	Rochdale Investment Management LLC 570 Lexington Avenue New York, NY 10022

Fixed Income Opportunities Fund
Seix Investment Advisors LLC
10 Mountainview Road, Suite C-200
Upper Saddle River, New Jersey 07458

Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222

GML Capital LLP
The Met Building
22 Percy Street
London W1T 2BU
United Kingdom

Item 34.	Management Services.

There are no management-related service contracts not discussed in Parts A and B.

Item 35.	Undertakings.

Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended, the Registrant, CNI Charter Funds, has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Beverly Hills, the State of California, on this 21st day of November, 2012.

CNI CHARTER FUNDS

By:	/s/ Richard Gershen
Richard Gershen
President, Chief Executive Officer

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to Registrant’s Registration Statement has been signed below by the following persons in the capacities indicated on November 21, 2012.

/s/ Richard Gershen	President &
Richard Gershen	Chief Executive Officer

/s/ Eric Kleinschmidt	Controller &
Eric Kleinschmidt	Chief Operating Officer

Irwin G. Barnet*	Trustee
Irwin G. Barnet

Vernon C. Kozlen *	Trustee
Vernon C. Kozlen

Victor Meschures*	Trustee
Victor Meschures

William R. Sweet*	Trustee
William R. Sweet

James R. Wolford*	Trustee
James R. Wolford

* By:	/s/ Richard Gershen
Richard Gershen, Attorney–in–Fact
pursuant to Power of Attorney

Exhibit Index

(d)	(9)
Form of Investment Management Agreement with Rochdale Investment Management LLC with respect to Dividend & Income Fund, Intermediate Fixed Income Fund, Fixed Income Opportunities Fund and Emerging Markets Fund

(d)	(10)		Form of Investment Manager Agreement between Rochdale Investment Management LLC and Seix Investment Advisors LLC with respect to Fixed Income Opportunities Fund

(d)	(11)		Form of Investment Manager Agreement between Rochdale Investment Management LLC and Federated Investment Management Company with respect to Fixed Income Opportunities Fund
(d)	(12)		Form of Investment Manager Agreement between Rochdale Investment Management LLC and GML Capital LLP with respect to Fixed Income Opportunities
(h)	(1)	(i)	Form of Amended Administration Agreement
(h)	(3)	(ii)	Form of Amended Appendix to Amended and Restated Shareholder Services Agreement

(h)	(3)	(iii)	Form of Shareholder Service Provider Agreement with RIM Securities, LLC
(g)	(2)		Form of Amendment to Custody Agreement
(m)	(1)		Form of Rule 12b-1 Plan
(n)			Form of Amended and Restated Multiple Class Plan

(p)	(10)		Code of Ethics of Rochdale Investment Management, LLC
(p)	(11)		Code of Ethics of Seix Investment Advisors LLC
(p)	(12)		Code of Ethics of Federated Investment Management Company
(p)	(13)		Code of Ethics of GML Capital LLP